Registration No. 333-100829

811-09137

As Filed with the Securities and Exchange Commission on May 1, 2006

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION UNDER THE SECURITIES ACT OF 1933 [ X ]

Pre-Effective Amendment No. ____ [ ]

Post-Effective Amendment No.__5__ [ X ]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ X ]

Amendment No._31___ [ X ]

Sun Life of Canada (U.S.) Variable Account I

Registrant

Sun Life Assurance Company of Canada (U.S.)

Depositor

One Sun Life Executive Park

Wellesley Hills, Massachusetts 02481

Depositor's Address

1-800-700-6554

Depositor's Telephone Number

Sandra DaDalt

Assistant Vice President and Senior Counsel

Sun Life Assurance Company of Canada (U.S.)

One Sun Life Executive Park

Wellesley Hills, Massachusetts 02481

Name and Address of Agent For Service

It is proposed that this filing will become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485.

[ X ] on May 1, 2006 pursuant to paragraph (b) of Rule 485.

[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485.

[ ] on May 1, 2006 pursuant to paragraph (a)(1) of Rule 485.

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A

Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, Massachusetts 02481 (800) 700-6554	SUN LIFE LOGO
Futurity Accumulator II Variable Universal Life Insurance
Sun Life of Canada (U.S.) Variable Account I
A Flexible Premium Combination Fixed and Variable Universal Life Insurance Policy

This prospectus describes a combination fixed and variable universal life insurance policy (the "Policy") issued by Sun Life Assurance Company of Canada (U.S.) ("we", "us" or "Company"), a member of the Sun Life Financial group of companies, through Sun Life of Canada (U.S.) Variable Account I, one of our separate accounts. The Policy is being offered, depending on the circumstances, as either an individual policy or as a certificate under a group policy. The substantive terms of a certificate under a group policy will be identical to those of an individual policy. In this prospectus, unless stated otherwise, the term "Policy" will include individual policies, group policies and certificates issued under group policies. The Policy allows "you," the policyowner, within certain limits, to:

- - - -

choose the type and amount of insurance coverage you need and increase or decrease that coverage as your insurance needs change;

choose the amount and timing of premium payments;

allocate net premium payments among the available Investment Options and transfer Account Value among available Investment Options as your investment objectives change; and

access the Policy's Account Value through loans, partial withdrawals or total surrenders.

This prospectus contains important information you should understand before purchasing a Policy. We use certain special terms which are defined in Appendix A. You should read this prospectus carefully and keep it for future reference.

Neither the Securities and Exchange Commission nor any state securities commission has approved these securities or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Prospectus

May 1, 2006

This prospectus does not constitute an offering in any jurisdiction where the offering would not be lawful. You should rely only on the information contained in this prospectus or in the prospectus or statement of additional information of the Funds. We have not authorized anyone to provide you with information that is different.

Risk/Benefit Summary of Policy

Right of Return Period You may return the Policy and receive a refund within 10 days from the date of receipt of the Policy. A longer period may apply in some states. Premium Payments
-	Generally, you must make a minimum Initial Premium payment equal to two Minimum Monthly Premiums. The minimum Initial Premium is shown in the illustration for the Policy and is shown in the Policy.
- -	You choose the amount and timing of subsequent premium payments, within certain limits. You may allocate your net premium payments among the Policy's available Investment Options.
Account Value
Account Value is the sum of the amounts in each Sub-Account and the Fixed Account Option with respect to the Policy.
The Policy's Account Value will reflect-
- - - -

the premiums you pay;

the investment performance of the Sub-Accounts you select, and/or the interest credited to the Fixed Account Option;

any loans or partial withdrawals;

the charges we deduct under the Policy.

Accessing the Policy's Account Value
- - -

You may borrow from us using your Account Value as collateral.

You may surrender the Policy for its Cash Surrender Value. Cash Surrender Value is Account Value minus any surrender charges and the amount of any Policy Debt. The surrender charge period ends 9 years after you purchase the Policy or increase the Specified Face Amount of the Policy.

You may make a partial withdrawal of some of the Policy's Cash Surrender Value after the Policy has been in force for one year. A partial withdrawal will cause a decrease in the Specified Face Amount of the Policy if your death benefit option is the Specified Face Amount. Reducing the Cash Surrender Value with a partial withdrawal may increase the risk of Policy lapse.

Death Benefit

If the Policy is in force at the time we receive due proof of the Insured's death, we will pay the beneficiary an amount based on the death benefit option in effect, plus any supplemental benefits added to the Policy, less Policy Debt and any overdue monthly deductions.

Specified Face Amount is the minimum amount of life insurance in the Policy.
-	You have a choice of two death benefit options-
-	the Specified Face Amount; or

-	the sum of the Specified Face Amount and the Account Value of the Policy.
- -	For each option, the death benefit may be greater if necessary to satisfy federal tax laws. After the first Policy Year, you may
- -	change your death benefit option; or increase the Specified Face Amount.
-	After the fourth Policy Year, you may decrease the Specified Face Amount to a level not less than the minimum specified in the Policy.
The Variable Account
- - - - -

We have established a variable separate account to fund the variable benefits under the Policy.

The assets of the variable separate account are free from our general creditor's claims.

The variable separate account is divided into Sub-Accounts.

Each Sub-Account invests exclusively in shares of a corresponding mutual fund.

When you choose Sub-Accounts in the variable separate account, your benefits will fluctuate based on certain economic conditions. These conditions include, but are not limited to

- - - -	inflationary forces, changes in rates of return available from different types of investments, changes in employment rates and the presence of international conflict.
- - -

With such Sub-Accounts, you assume all investment risk.

A comprehensive discussion of the risks of such Sub-Accounts may be found in the underlying Fund's prospectus.

It is unsuitable to purchase a life insurance policy as a short-term savings vehicle because investment risk is best borne over a number of years. Surrender charges may also be imposed if surrender occurs in the early Policy Years.

Investment Options
- - -

You may allocate your net premium payments among the Sub-Accounts and the Fixed Account Option.

You may transfer amounts from one Sub-Account to another or to the Fixed Account Option, subject to any limits that we or the Funds may impose. We will notify you in writing of any such limitations.

You may transfer amounts from the Fixed Account Option, subject to our transfer rules in effect at time of transfer.

What If Charges and Deductions Exceed Cash Surrender Value?
- - - -

Unless the No-Lapse Guarantee applies, the Policy will terminate if the Cash Surrender Value at the beginning of any Policy Month is less than the charges and deductions then due.

We will send you notice and allow you a 61 day Grace Period.

If, within the Grace Period, you do not make a premium payment sufficient to cover all charges and deductions due, the Policy will terminate at the end of the Grace Period.

If the Policy terminates, all coverage ceases and no benefits are payable.

No-Lapse Guarantee

The Policy will not terminate during the No-Lapse Guarantee Period if the premiums paid less partial withdrawals less Policy Debt exceed the sum of Minimum Monthly Premiums from the Policy Date to the Valuation Date. The No-Lapse Guarantee Period is based on the Insured's age. It may vary in length by state but may not exceed 20 years.

Reinstatement

If the Policy terminates due to insufficient value, we will reinstate it within three years at your request, subject to certain conditions.

Federal Tax Considerations

Purchase of, and transactions under, the Policy may have tax consequences that you should consider. You may wish to consult a qualified tax professional prior to purchase regarding tax treatment of death benefits, loans and surrenders.

Supplemental Benefits
-	You may supplement the Policy with the following riders where available-
- - - - -	accelerated benefits accidental death benefit waiver of monthly deductions payment of stipulated amount supplemental insurance
-	We will deduct the cost, if any, of the rider(s) from the Policy's Account Value on a monthly basis.

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy or transfer amounts between Investment Options.
TRANSACTION FEES
Charge	When Charge is Deducted	Amount Deducted
Expense Charge Applied to Premium	Upon premium receipt	Guaranteed: Current:	7.25% 5.25%
Surrender Charge[1] Minimum and Maximum Charge	Upon policy surrender before the tenth Policy Year and upon surrender of a Policy increase before nine years have elapsed from the increase effective date	(Per $1000 of Specified Face Amount)
$0.63/$26.84[2]
Representative Owner Charge[3] (For a male, issue age 45, policy year 1.)		$10.50
Transfer Fee	Upon transfers in excess of 12 in a Policy Year	Guaranteed: Current:	$15.00 $0.00

The next table describes the fees and expenses that you will pay periodically during the time you own the Policy, not including Fund fees and expenses.
PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance[4] Minimum and Maximum Charge	At the beginning of a Policy Month	(Per $1000 of Policy Net Amount at Risk)
		Guaranteed: Current:	$1.05/$1000.00[6] $0.42/$275.71[5]

     Representative Owner Charge[7]

     (For the guaranteed charge, the       Representative Owner is a male,       current age 45. For the current       charge, the Representative

      Owner is a male, preferred, non-      tobacco, issue age 45, policy year       1.)

		Guaranteed: Current:	$4.55 $1.40
Mortality and Expense Risk Charge[8]	At the beginning of a Policy Month	(On the assets allocated to the Sub-Accounts)
		Policy Years 1-10: Policy Years 11+:	0.60% 0.10%
Monthly Expense Charge[9] Minimum and Maximum Charge	At the beginning of a Policy Month

$96.00 per year in all years plus $0.36/$8.40 per $1000 of Specified Face Amount for the first 10 Policy Years following Policy Issuance and for the first 10 Policy Years following the increase in the Specified Face Amount[10]

Representative Owner Charge[11] (For a male, issue age 45.)

$96.00 per year in all years plus $1.92 per $1000 of Specified Face Amount for the first 10 Policy Years following Policy Issuance and for the first 10 Policy Years following the increase in the Specified Face Amount

Loan Interest	At the end of each Policy Year	Policy Years 1-10: Policy Years 11+:	4.0% 3.0%

The next table describes the charges you will pay periodically during the time you own any riders attached to the Policy.
OPTIONAL CHARGES
Charge	When Charge is Deducted	Amount Deducted
Accidental Death Benefit Rider Minimum and Maximum Charge	At the beginning of a Policy Month	(Per $1000 of Accidental Death Benefit)
$0.72/$1.56[12]
Representative Owner Charge (For issue age 45.)		$0.72[13]
Waiver of Monthly Deductions Rider Minimum and Maximum Charge	At the beginning of a Policy Month	(Per $1000 of Policy Net Amount at Risk)
$0.14/$2.22[14]
Representative Owner Charge[15] (For issue age 45.)		$0.84
Payment of Stipulated Amount Rider Minimum and Maximum Charge	At the beginning of a Policy Month	(Per $100 of Stipulated Amount16)
$1.66/$9.50[17]
Representative Owner Charge[18] (For a male, issue age 45, benefit payable to age 70.)		$5.51
Supplemental Insurance Rider[19] (This charge is in addition to the Policy Cost of Insurance Charge.) Minimum and Maximum Charge	At the beginning of a Policy Month	(Per $1000 of Rider Net Amount at Risk)
		Guaranteed: Current:	$1.05/$1000.00[21] $0.42/$280.96[20]

     Representative Owner Charge[22]

     (For the guaranteed charge, the       Representative Owner is a male,       current age 45. For the current       charge, the Representative Owner       is a male, preferred, non-tobacco,       issue age 45, policy year 1.)

		Guaranteed: Current:	$4.55 $0.83

The next item shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Policy. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

TOTAL ANNUAL FUND OPERATING EXPENSES	Minimum	Maximum
Total Annual Fund Expenses (expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.20%	2.74%


1The surrender charge varies based on the Specified Face Amount, the length of time the Policy has been in force, the Insured's age and sex. The surrender charge shown may not be representative of the charge that you will pay. You may obtain more information about the particular surrender charge that would apply to you from your sales representative.

2The first number is the minimum surrender charge possible under the Policy. The $0.63 represents the charge for an Insured female, issue age 20, policy year 9. The second number is the maximum surrender charge possible under the Policy. The $26.84 represents the charge for an Insured female, issue age 72, policy year 1.

3A Representative Owner is a male, issue age 45, policy year 1. It is assumed the Owner and the Insured are the same person.

4The current cost of insurance charges vary based on the length of time the Policy has been in force and the Insured's issue age, sex and rating class. The guaranteed cost of insurance charges vary based on the Insured's attained age and sex. The cost of insurance charge shown may not be representative of the charge that you will pay. You may obtain more information about the particular cost of insurance charge that would apply to you from your sales representative.

5The first number is the current annual minimum cost of insurance charge possible under the Policy. The $0.42 represents the charge for an Insured female, preferred, non-tobacco, issue age 20, policy year 20. The second number is the current annual maximum cost of insurance charge possible under the Policy. The $275.71 represents the charge for an Insured male, standard, tobacco, current age 99.

6The first number is the guaranteed annual minimum cost of insurance charge possible under the Policy. The $1.05 represents the charge for an Insured female, current age 20. The second number is the guaranteed annual maximum cost of insurance charge possible under the Policy. The $1000.00 represents the charge for an Insured male, current age 99.

7For the current annual cost of insurance charge calculation, a Representative Owner is a male, preferred, non-tobacco, issue age 45, policy year 1. For the guaranteed annual cost of insurance charge calculation, a Representative Owner is a male, current age 45. It is assumed the Owner and the Insured are the same person.

8The annual rate is shown in the table. The monthly percentage for policy years 1-10 is 0.05%. The monthly percentage for policy years 11+ is 0.0083%.

9The monthly expense charge based on the Specified Face Amount varies based on individual characteristics, specifically the Insured's age and sex. The monthly expense charge shown may not be representative of the charge that you will pay. You may obtain more information about the particular monthly expense charge that would apply to you from your sales representative.

10The first number is the minimum monthly expense charge per $1000 of Specified Face Amount possible under the Policy. The $0.36 represents the annual charge for an Insured female, issue age 20. The second number is the maximum monthly expense charge per $1000 of Specified Face Amount possible under the Policy. The $8.40 represents the annual charge for an Insured male, issue age 75.

11A Representative Owner is a male, issue age 45. It is assumed the Owner and the Insured are the same person.

12The first number is the minimum annual charge for the rider. The $0.72 represents the charge for an Insured, issue age 20. The second number is the maximum annual charge for the rider. The $1.56 represents the charge for an Insured, issue age 65. Charges vary by issue age only. The charge shown may not be representative of the charge that you will pay. You may obtain more information about the particular charge that would apply to you from your sales representative.

13A Representative Owner is issue age 45. It is assumed the Owner and the Insured are the same person.

14The first number is the minimum annual charge for the rider. The $0.14 represents the charge for an Insured, issue age 20. The second number is the maximum annual charge for the rider. The $2.22 represents the charge for an Insured, issue age 55. Charges vary by issue age only. The charge shown may not be representative of the charge that you will pay. You may obtain more information about the particular charge that would apply to you from your sales representative.

15A Representative Owner is issue age 45. It is assumed the Owner and the Insured are the same person.

16To increase the variety of Stipulated Amounts electable, the charge imposed is per $100 of Stipulated Amount.

17The first number is the minimum annual charge for the rider. The $1.66 represents the charge for an Insured male, issue age 20, benefit payable to age 65. The second number is the maximum annual charge for the rider. The $9.50 represents the charge for an Insured male, issue age 55, benefit payable to age 70. Charges vary based on individual characteristics, specifically the Insured's age, sex and duration of payment option. The charge shown may not be representative of the charge that you will pay. You may obtain more information about the particular charge that would apply to you from your sales representative.

18A Representative Owner is an Insured male, issue age 45, benefit payable to age 70. It is assumed the Owner and the Insured are the same person.

19The current rider charges vary based on the length of time the rider has been in force and the Insured's sex, issue age and rating class. The guaranteed rider charges vary based on the Insured's sex and attained age. The charge shown may not be representative of the charge that you will pay. You may obtain more information about the particular charge that would apply to you from your sales representative.

20The first number is the current annual minimum charge for the rider. The $0.42 represents the charge for an Insured female, preferred, non-tobacco, issue age 20, policy year 20. The second number is the current annual maximum charge for the rider. The $280.96 represents the charge for an Insured male, standard, tobacco, current age 99.

21The first number is the guaranteed annual minimum charge for the rider. The $1.05 represents the charge for an Insured female, current age 20. The second number is the guaranteed annual maximum charge for the rider. The $1000.00 represents the charge for an Insured male, current age 99.

22For the current annual charge calculation, a Representative Owner is a male, preferred, non-tobacco, issue age 45, policy year 1. For the guaranteed annual charge calculation, a Representative Owner is a male, current age 45. It is assumed the Owner and the Insured are the same person.

Sun Life Assurance Company of Canada (U.S.)

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We do business in 49 states, the District of Columbia and the Virgin Islands. We have an insurance company subsidiary that does business in New York. Our executive office mailing address is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

We are ultimately controlled by Sun Life Financial Inc. ("Sun Life Financial"). Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York and Philippine stock exchanges.

The Variable Account

We established Sun Life of Canada (U.S.) Variable Account I in accordance with Delaware law on December 1, 1998. The Variable Account may also be used to fund benefits payable under other life insurance policies issued by us. We are obligated to pay all benefits payable under the Policy.

We own the assets of the Variable Account. The income, gains or losses, realized or unrealized, from assets allocated to the Variable Account are credited to or charged against the Variable Account without regard to our other income, gains or losses.

We will at all times maintain assets in the Variable Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all policies participating in the Variable Account. The assets of the Variable Account are insulated from our general liabilities and may not be charged with our liabilities from our other business. Our obligations under those policies are, however, our general corporate obligations.

The Variable Account is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust. Registration under the 1940 Act does not involve any supervision by the SEC of the management or investment practices or policies of the Variable Account.

The Variable Account is divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a corresponding investment portfolio of a registered investment company (commonly known as a mutual fund). We may in the future add new or delete existing Sub-Accounts. The income, gains or losses, realized or unrealized, from assets allocated to each Sub-Account are credited to or charged against that Sub-Account without regard to the other income, gains or losses of the other Sub-Accounts. All amounts allocated to a Sub-Account will be used to purchase shares of the corresponding mutual fund. The Sub-Accounts will at all times be fully invested in mutual fund shares. The Variable Account may contain certain sub-accounts which are not available under the Policy.

The Funds

The Policy offers a number of Fund options, which are briefly discussed below. Each Fund is a mutual fund registered under the Investment Company Act of 1940, or a separate series of shares of such a mutual fund. More comprehensive information, including a discussion of potential risks, is found in the current prospectuses for the Funds (the "Fund Prospectuses"). The Fund Prospectuses should be read in connection with this prospectus. A copy of each Fund Prospectus may be obtained without charge by calling (800) 700-6554, or writing to Sun Life Assurance Company of Canada (U.S.), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

The Funds currently available are:


AIM Variable Insurance Funds (advised by A I M Advisors, Inc.)

     AIM V.I. Capital Appreciation Fund[2] (Series I Shares) seeks growth of capital by investing principally in common stocks of companies which the Fund's portfolio managers believe are likely to benefit from new or innovative products, services or processes, as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth.

     AIM V.I. Dynamics Fund* (Series I Shares) seeks long-term capital growth by investing at least 65% of its net assets in common stocks of mid-sized companies.

     AIM V.I. Core Equity Fund*[1] (Series I Shares) seeks growth of capital by investing, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, including convertible securities, of established companies that have long-term, above-average growth in earnings.

     AIM V.I. International Growth Fund (Series I Shares) seeks to provide long-term growth of capital by investing in a diversified portfolio of international equity securities whose issuers are considered to have strong earnings momentum.

     AIM V.I. Small Company Growth Fund* (Series I Shares) seeks long-term capital growth by normally investing at least 80% of its net assets in common stocks of small-capitalization companies.

NOTE: Effective July 3, 2006, AIM V.I. Small Company Growth Fund's name will change to AIM V.I. Small Cap Growth Fund.

The Alger American Fund (advised by Fred Alger Management, Inc.)

     Alger American MidCap Growth Portfolio (Class O) seeks long-term capital appreciation by investing primarily in equity securities, such as common or preferred stocks, which are listed on U.S. exchanges or in the over-the-counter market. The portfolio focuses on mid-sized companies with promising growth potential. Under normal circumstances, the portfolio invests primarily in the equity securities of companies having a market capitalization within the range of companies in the Russell Midcap Index or the S&P MidCap 400 Index.

AllianceBernstein Variable Products Series Fund, Inc. (advised by Alliance Capital Management L.P.)

     AllianceBernstein VP Growth and Income Portfolio (Class B) seeks long-term growth of capital.

     AllianceBernstein VP Global Technology Portfolio* (Class B) (formerly AllianceBernstein VP Technology Portfolio) seeks long-term growth of capital.

Delaware Variable Insurance Products Trust (advised by Delaware Management Company)

     Delaware VIP Growth Opportunities Series (Standard Class) seeks long-term capital appreciation by investing primarily in securities of medium-sized companies that have established themselves within the industry but still have growth potential.

Dreyfus Investment Portfolios (advised by the Dreyfus Corporation)

     Dreyfus MidCap Stock Portfolio (Initial Shares) seeks investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the S&P MidCap 400(R) Index.

DWS Investments VIT Funds (advised by Deutsche Asset Management, Inc.)

     DWS Small Cap Index VIP Fund (Class B) (formerly Scudder VIT Small Cap Index Fund) seeks to replicate, as closely as possible, before expenses, the performance of the Russell 2000 Small Stock Index (the Russell 2000 Index), which emphasizes stocks of small U.S. companies.

DWS Variable Series II (advised by Deutsche Investment Management Americas Inc.)

     DWS Dreman Small Cap Value VIP Portfolio (Class A) (formerly SVS Dreman Small Cap Value Portfolio) seeks long-term capital appreciation by investing at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small U.S. companies, which the portfolio defines as companies that are similar in market value to those in the Russell 2000 Value Index.

Fidelity Variable Insurance Products Funds (advised by Fidelity Management & Research Company. Fidelity, Fidelity Investments and Contrafund are registered trademarks of FMR Corp.)

     Fidelity VIP Contrafund(R) Portfolio (Service Class) seeks long-term capital appreciation by normally investing primarily in common stocks of companies whose value it believes is not fully recognized by the public.

     Fidelity VIP Growth Portfolio (Service Class) seeks to achieve capital appreciation by investing primarily in stocks of companies it believes to have above-average growth potential.

     Fidelity VIP Index 500 Portfolio (Service Class) seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500.

     Fidelity VIP Money Market Portfolio (Service Class) seeks as high a level of current income as is consistent with preservation of capital and liquidity.

     Fidelity VIP Overseas Portfolio (Service Class) seeks long-term growth of capital by investing at least 80% of the fund's assets primarily in non-U.S. securities. The fund is normally invested primarily in common stocks.

Goldman Sachs Variable Insurance Trust (advised by Goldman Sachs Asset Management, L.P.)

     Goldman Sachs VIT Structured U.S. Equity Fund (formerly Goldman Sachs VIT CORESM U.S. Equity Fund) seeks long-term growth of capital and dividend income by investing in a broadly diversified portfolio of large cap and blue chip equity securities representing all major sectors of the U.S. economy.

     Goldman Sachs VIT Mid Cap Value Fund** seeks long-term capital appreciation. Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in a diversified portfolio of equity investments in mid-cap issuers with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell Midcap Value Index(R) at the time of investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities.

Lord Abbett Series Fund, Inc. (advised by Lord, Abbett & Co. LLC)

     Lord Abbett Series Fund - Growth and Income Portfolio (Class VC) seeks long-term growth of capital and income without excessive fluctuations in market value. To pursue this goal, the Portfolio primarily purchases equity securities of LARGE, SEASONED, U.S. and MULTINATIONAL COMPANIES that it believes are undervalued. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of large companies.

     Lord Abbett Series Fund - Mid-Cap Value Portfolio (Class VC) seeks capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace. To pursue this goal, the Portfolio normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of mid-sized companies.

     MFS/Sun Life Series Trust (advised by Massachusetts Financial Services Company, a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial, Inc., a diversified financial services organization)

     MFS/Sun Life Capital Appreciation Series* (Initial Class) seeks to maximize capital appreciation by investing in securities of all types, with major emphasis on common stocks.

MFS/Sun Life Emerging Growth Series* (Initial Class) seeks long-term growth of capital.

     MFS/Sun Life Government Securities Series (Initial Class) seeks current income and preservation of capital by investing in U.S. Government and U.S. Government-related Securities.

     MFS/Sun Life High Yield Series (Initial Class) seeks high current income and capital appreciation by investing primarily in certain low rated or unrated fixed income securities (possibly with equity features) of U.S. and foreign issuers.

     MFS/Sun Life Massachusetts Investors Growth Stock Series (Initial Class) seeks to provide long-term growth of capital and future income rather than current income.

     MFS/Sun Life Massachusetts Investors Trust Series (Initial Class) seeks long-term growth of capital with a secondary objective to seek reasonable current income.

     MFS/Sun Life New Discovery Series (Initial Class) seeks capital appreciation by generally focusing on smaller cap emerging growth companies that are early in their life cycle.

     MFS/Sun Life Total Return Series (Initial Class) mainly seeks to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with prudent employment of capital; its secondary objective is to take advantage of opportunities for growth of capital and income since many securities offering a better than average yield may also possess growth potential.

     MFS/Sun Life Utilities Series (Initial Class) seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities) by investing under normal market conditions, at least 80% of its assets in equity and debt securities of both domestic and foreign companies in the utilities industry.

     MFS/Sun Life Value Series (Initial Class) seeks capital appreciation and reasonable income by investing primarily in income producing equity securities of companies that MFS believes are undervalued in the market relative to their long term potential.

Oppenheimer Variable Account Funds (advised by OppenheimerFunds, Inc.)

     Oppenheimer Capital Appreciation Fund/VA (Non-Service Shares) seeks capital appreciation by investing in securities of well-known, established companies.

PIMCO Variable Insurance Trust (advised by Pacific Investment Management Company LLC ("PIMCO"))

     PIMCO VIT Emerging Markets Bond Portfolio (Administrative Class) seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments of issuers that economically are tied to countries with emerging securities markets. Such securities may be denominated in non-U.S. currencies and the U.S. dollar.

     PIMCO VIT High Yield Portfolio (Administrative Class) seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities ("junk bonds") rated below investment grade but rated at least B by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality.

     PIMCO VIT Low Duration Portfolio (Administrative Class) seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its net assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of the Portfolio normally varies within a one to three year time frame based on PIMCO's forecast for interest rates.

PIMCO VIT Real Return Portfolio (Administrative Class) seeks maximum real return, consistent with preservation of real capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or government-sponsored enterprises and corporations.

     PIMCO VIT Total Return Portfolio (Administrative Class) seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of this Portfolio normally varies within a three to six year time frame based on PIMCO's forecast for interest rates.

Sun Capital Advisers TrustSM (advised by Sun Capital Advisers, Inc., an affiliate of the Company; Davis Select Advisers, L.P., serves as investment sub-adviser to SCSM Davis Venture Value Fund; Oppenheimer Funds, Inc. serves as investment subadviser to SCSM Oppenheimer Main Street Small Cap Fund; Wellington Management Company, LLP, serves as investment subadviser to SCSM Blue Chip Mid Cap Fund.)

     Sun CapitalSM All Cap Fund (Initial Class) seeks long-term capital growth by investing primarily in equity securities of U.S. companies.

     Sun Capital Investment Grade Bond Fund(R) (Initial Class) seeks high current income consistent with relative stability of principal by investing at least 80% of its net assets in investment grade bonds. The Fund may invest up to 20% of its assets in lower rated or unrated bonds (also known as high yield or junk bonds).

     Sun Capital Real Estate Fund(R) (Initial Class) primarily seeks long-term capital growth and, secondarily, seeks current income and growth of income. The Fund invests at least 80% of its net assets in securities of real estate investment trusts and other real estate companies.

     SCSM Davis Venture Value Fund seeks long-term growth of capital by investing primarily in the common stock of U.S. companies with market capitalizations of at least $10 billion.

     SCSM Oppenheimer Main Street Small Cap Fund seeks capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its net assets in securities of companies with small market capitalization.

     SCSM Blue Chip Mid Cap Fund seeks long-term capital growth by investing, under normal conditions, at least 80% of its net assets in a diversified portfolio of common stocks and other equity securities of U.S. companies with market capitalizations within the collective range of the Russell Midcap or the S & P MidCap 400 Indexes.

Franklin Templeton Variable Insurance Products Trust (managed by Templeton Investment Counsel, LLC ("TIC"), except for the Templeton Growth Securities Fund, which is managed by Templeton Global Advisors Limited ("TGAL"))

     Templeton Foreign Securities Fund (Class 2) seeks long term capital growth. Under normal market conditions, the Fund will invest primarily in investments of issuers located outside the U.S., including those in emerging markets.

     Templeton Growth Securities Fund (Class 2) seeks long term capital growth. Under normal market conditions, the Fund will invest mainly in the equity securities of companies located anywhere in the world, including those in the U.S. and emerging markets.

T. Rowe Price Equity Series, Inc. (advised by T. Rowe Price Associates, Inc.)

     T. Rowe Price Blue Chip Growth Portfolio seeks long-term capital growth. Current income is a secondary objective.

Van Kampen Life Investment Trust (advised by Van Kampen Asset Management)

     Van Kampen LIT Growth and Income Portfolio (Class 1 Shares) seeks long-term growth of capital and income. The Portfolio seeks its objective by investing primarily in income-producing equity securities, including common stocks and convertible securities; although investments are also made in non-convertible preferred stocks and debt securities.

*On and after August 6, 2004, AIM VI Core Equity Fund, AllianceBernstein VP Global Technology Portfolio, AIM V.I. Dynamics Fund, AIM V.I. Small Company Growth Fund, MFS/Sun Life Capital Appreciation Series and MFS/Sun Life Emerging Growth Series are not open to new premium or transfers.

**Effective May 1, 2006, Goldman Sachs Mid Cap Value Fund is closed to new premium or transfers.

1Effective April 30, 2006, AIM V.I. Premium Equity Fund was merged into AIM V.I. Core Equity Fund.

2Effective April 30, 2006, AIM V.I. Growth Fund was merged into AIM V.I. Capital Appreciation Fund.

Although the investment objectives and policies of the Funds may be similar to those of other mutual funds managed by the Funds' investment advisers, the investment results of the Funds can differ significantly from those of such other mutual funds.

Some of the Funds' investment advisers may compensate us for administering the Funds as investment options under the Policy. Such compensation is paid from advisers' assets.

The Funds may also be available to separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as our other separate accounts. Although we do not anticipate any disadvantages in this, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts participating in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of policyowners and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect policyowners, including withdrawal of the Variable Account from participation in the Funds which are involved in the conflict or substitution of shares of other Funds.

Fees and Expenses of the Funds

Fund shares are purchased at net asset value, which reflects the deduction of investment management fees and certain other expenses. The management fees are charged by each Fund's investment adviser for managing the Fund and selecting its portfolio of securities. Other Fund expenses can include such items as interest expense on loans and contracts with transfer agents, custodians and other companies that provide services to the Fund. The Fund expenses are assessed at the Fund level and are not direct charges against Variable Account assets or reductions from Cash Values. These expenses are taken into consideration in computing each Fund's net asset value, which is the share price used to calculate the Unit Values of the Variable Account. Thus, you indirectly bear the fees and expenses of the Funds you select. The table presented earlier shows annual expenses paid by the Funds as a percentage of average net assets.

The management fees and other expenses of the Funds are more fully described in the Fund Prospectuses. The information relating to the Fund expenses was provided by the Fund and was not independently verified by us.

Our General Account

Our general account consists of all of our assets other than those in our variable separate accounts. Subject to applicable law, we have sole discretion over the investment of our general account assets.

The Fixed Account Option is not a security and the general account is not an investment company. Interests in our general account offered through the Fixed Account Option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the Investment Company Act of 1940.

You may allocate net premiums to the Fixed Account Option and may transfer a portion of your investments in the Sub-Accounts to the Fixed Account Option. You may also transfer a portion of your investment in the Fixed Account Option to any of the variable Sub-Accounts. Transfers may be subject to certain restrictions.

An investment in the Fixed Account Option does not entitle you to share in the investment experience of our general account. Instead, we guarantee that your fixed account investment will accrue interest daily at an effective annual rate of at least 3%, without regard to the actual investment experience of our general account. We may, at our sole discretion, credit a higher rate of interest, but are not obligated to do so.

Investment Programs

Dollar Cost Averaging. You may select, at no extra charge, a dollar cost averaging program by allocating a minimum of $5,000 to a Sub-Account designated by us. Each month or quarter, a level amount will be transferred automatically, at no cost, to one or more Sub-Accounts chosen by you, up to a maximum of twelve. The program continues until your Account Value allocated to the program is depleted or you elect to stop the program. The main objective of a dollar cost averaging program is to minimize the impact of short-term price fluctuations. Since the same dollar amount is transferred to other available Sub-Accounts at set intervals, dollar cost averaging allows you to purchase more Units (and, indirectly, more Fund shares) when prices are low and fewer Units (and, indirectly, fewer Fund shares) when prices are high. Therefore, a lower average cost per Unit may be achieved over the long-term. A dollar cost averaging program allows you to take advantage of market fluctuations. However, it is important to understand that a dollar cost averaging program does not assure a profit or protect against loss in a declining market.

Asset Rebalancing. Once your money has been allocated among the Investment Options, the earnings may cause the percentage invested in each Investment Option to differ from your allocation instructions. You can direct us to automatically rebalance the policy among your Sub-Accounts to return to your allocation percentages by selecting our asset rebalancing program. The rebalancing will be on a calendar quarter, semi-annual or annual basis, depending on your instructions. The minimum amount of each rebalancing is $1,000. There is no charge for asset rebalancing. In addition, rebalancing will not be counted against any limit we may place on your number of transfers in a Policy Year. You may not select dollar cost averaging and asset rebalancing at the same time. We reserve the right to modify, suspend or terminate this program at anytime. We also reserve the right to waive the $1,000 minimum amount for asset rebalancing.

Asset Allocation. One or more asset allocation investment programs may be made available in connection with the Policy, at no extra charge. Asset allocation is the process of investing in different asset classes -- such as equity funds, fixed income funds and money market funds -- depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, you may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market. Currently, you may select one of the asset allocation models, each of which represents a combination of Sub-Accounts with a different level of risk. These asset allocation models, as well as the terms and conditions of the asset allocation program, are fully described in a separate brochure. We may add or delete such programs in the future. If you elect an asset allocation program, we automatically rebalance your premium payments among the Sub-Accounts represented in the model you choose. We rebalance your premium payments on a.

quarterly basis, without further instruction, until we receive notification that you wish to terminate the program or choose a different model. While the asset allocation models may be reviewed and changed from time to time, we will not change your original percentage allocations among the Sub-Accounts in the model you chose and will discontinue rebalancing at that time, unless you advise us otherwise. You should consult your financial adviser periodically to consider whether the model you have selected is still appropriate for you or whether you wish to change your percentage allocations.

About the Policy

Policy Application, Issuance and Initial Premium

To purchase a Policy, you must first submit an application to our Principal Office. We may then follow certain underwriting procedures designed to determine the insurability of the proposed Insured. We offer the Policy on a regular (medical) underwriting basis and simplified underwriting basis. We may require medical examinations and further information before the proposed application is approved. Simplified underwriting is available to certain groups of Insureds, with all Insureds meeting certain other underwriting requirements. We must pre-approve any simplified underwriting arrangement. The cost of insurance rates are higher for healthy individuals when simplified underwriting is used instead of regular underwriting. Proposed Insureds must be acceptable risks based on our underwriting limits and standards. A Policy cannot be issued until the underwriting process has been completed to our satisfaction. We reserve the right to reject an application that does not meet our underwriting requirements or to apply extra charges for the underwriting classification for an Insured which will result in increased Monthly Cost of Insurance charges.

You must specify certain information in the application, including the Specified Face Amount, the death benefit option and supplemental benefits, if any. The Specified Face Amount generally may not be decreased below $100,000-the "Minimum Specified Face Amount." While your application is being reviewed, we may make available to you temporary life insurance coverage if you have signed a Policy Application and, at that same time, submitted a separate signed application for temporary coverage and made an advance payment. The temporary coverage, if available, begins on the date that separate application for it is signed, has a maximum amount and is subject to other conditions.

Pending approval of your application, any advance payments will be held in our general account. Upon approval of the application, we will issue to you a Policy on the life of the Insured. The Issue Date is the date we produce the Policy on our system and is specified in the Policy. A specified minimum Initial Premium is due and payable as of the Issue Date of the Policy. The Effective Date of Coverage for the Policy will be the later of-

- -	the Issue Date, or the date a premium is paid equal to or in excess of the specified Initial Premium.

If an application is not approved, we will promptly return all advance payments to you.

Right of Return Period

If you are not satisfied with the Policy, it may be returned by delivering or mailing it to our Principal Office or to the representative from whom the Policy was purchased within 10 days from the date of receipt of the Policy (the "Right of Return Period"). A longer period may apply in some states. A Policy returned under this provision will be deemed void. You will receive a refund equal to the sum of all premium payments made, if the Policy indicates this is your right; otherwise, your refund will equal the sum of-

- - -

the difference between any premium payments made, including fees and charges, and the amounts allocated to the Variable Account;

the value of the amounts allocated to the Variable Account on the date the cancellation request is received by us at our Principal Office; and

any fees or charges imposed on amounts allocated to the Variable Account.

Unless the Policy indicates you are entitled to receive a full refund of premiums paid, we will allocate net premium payments to the Investment Options in accordance with your allocation instructions. You bear all of the investment risk during the Right of Return Period.

If the Policy indicates you are entitled to receive a full refund of premiums paid, we will allocate the net premium payments to the money market Sub-Account or to our general account, whichever we specify in the Policy. Upon expiration of the number of days in the Right of Return Period, as measured from the Issue Date, plus five days, the Account Value in that Sub-Account or in the general account, as applicable, will be transferred to the Investment Options in accordance with your allocation instructions.

Policies delivered in Connecticut, Maryland and North Carolina only. During the first eighteen months (twenty-four months in North Carolina), the Policy is in force, You may exchange it for a flexible premium adjustable life insurance policy issued by Us or an affiliate, the benefits of which do not vary with the investment performance of a separate account. The Account Value of the Policy will be transferred to the new policy. We will not require evidence of insurability for the exchange. To effect an exchange, You must give Us written notice at Our Principal Office within this eighteen-month (or twenty-four month) period.

Premium Payments

All premium payments must be made payable to Sun Life Assurance Company of Canada (U.S.) and mailed to our Principal Office. The Initial Premium will be due and payable as of the Policy's Issue Date. The minimum Initial Premium is, generally, two Minimum Monthly Premiums. Additional premium payments may be paid to us subject to the limitations described below.

Premium. We reserve the right to limit the number of premium payments we accept in a year. No premium payment may be less than $50 without our consent, although we will accept a smaller premium payment if necessary to keep the Policy in force. We reserve the right not to accept a premium payment that causes the death benefit to increase by an amount that exceeds the premium received. Evidence of insurability satisfactory to us may be required before we accept any such premium.

We will not accept premium payments that would, in our opinion, cause the Policy to fail to qualify as life insurance under applicable federal tax law. If a premium payment is made in excess of these limits, we will accept only that portion of the premium within those limits, and will refund the remainder to you.

After the policy anniversary on which the Insured is Attained Age 100, we will not accept any more premium payments for the Policy.

Net Premiums. The net premium is the amount you pay as the premium less the Expense Charges Applied to Premium.

Allocation of Net Premium. Except as otherwise described herein, net premium will be allocated in accordance with your allocation percentages. You must allocate at least 1% of net premium to any Investment Option you choose. Percentages must be in whole numbers. We reserve the right to limit the number of Investment Options to which you may allocate your Account Value to not more than 20 Investment Options.

You may change your allocation percentages at any time by telephone or written request to our Principal Office. Telephone requests will be honored only if we have a properly completed telephone authorization form for you on file. We, our affiliates and the representative from whom you purchased the Policy, will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. We will use reasonable procedures to confirm that instructions communicated by telephone are genuine. You will be required to identify yourself by name and a personal identification number for transactions initiated by telephone. An allocation change will be effective as of the date we accept receipt of the request for that change.

Planned Periodic Premiums. While you are not required to make additional premium payments according to a fixed schedule, you may select a planned periodic premium schedule and corresponding billing period, subject to our limits. We will send you reminder notices for the planned periodic premium at each billing period as specified in the Policy, unless reminder notices have been suspended as described below. You are not required, however, to pay the planned periodic premium; you may increase or decrease the planned periodic premium subject to our limits, and you may skip a planned payment or make unscheduled payments. You may change your planned payment schedule or the billing period, subject to our approval. Depending on the investment performance of the Sub-Accounts you select, the planned periodic premium may not be sufficient to keep the Policy in force, and you may need to change your planned payment schedule or make additional payments in order to prevent termination of the Policy. We will suspend reminder notices at your written request, and we reserve the right to suspend reminder notices if premiums are not being paid (except for notices in connection with the grace period). We will notify you prior to suspending reminder notices.

Death Benefit

If the Policy is in force at the time of the Insured's death, we will pay the beneficiary an amount based on the death benefit option in effect once we have received Due Proof of the Insured's death. The amount payable will be:

- - - -

the amount of the selected death benefit option, plus

any amounts payable under any supplemental benefits added to the Policy, minus the value of any Policy Debt on the date of the Insured's death, minus any overdue monthly deductions if death occurs during a grace period.

We will pay this amount to the beneficiary in one lump sum, unless we and the beneficiary agree on another form of settlement.

You may select between two death benefit options. You may change the death benefit option after the first Policy Year.

Option A. Under this option, the death benefit is-

- -

the Policy's Specified Face Amount on the date of the Insured's death; or, if greater,

the Policy's Account Value on the date of death multiplied by the applicable percentage shown in the table set forth in Appendix B.

This death benefit option should be selected if you want the death benefit to remain level over time. Option B. Under this option, the death benefit is-
- -

the sum of the Specified Face Amount and Account Value of the Policy on the date of the Insured's death; or, if greater,

the Policy's Account Value on the date of death multiplied by the applicable percentage shown in the table set forth in Appendix B.

This death benefit option should be selected if you want your death benefit to change with the Policy's Account Value. There is no charge related to the election of Option B.

As Option B includes the Policy's Account Value, the death benefit will be impacted in a positive or negative manner by the premiums you pay, the investment performance of the Sub-Accounts you select, the interest credited to the Fixed Account Option, any loans, partial withdrawals and the charges we deduct under the Policy. For example, the death benefit may be less if there is

- - - - - -

minimum premium funding,

poor investment performance of the Sub-Accounts you select,

minimum interest credited to the Fixed Account Option,

an unpaid loan,

a partial withdrawal and/or

maximum charge deductions.

If you change from Option B to Option A, the Specified Face Amount will be increased by an amount equal to the Policy's Account Value on the effective date of change. If you change from Option A to Option B, the Specified Face Amount will be decreased by an amount equal to the Policy's Account Value on the effective date of the change.

Changes in Specified Face Amount

You may increase or decrease the Specified Face Amount of the Policy within certain limits.

Minimum Changes. Each increase in the Specified Face Amount must be at least $50,000. We reserve the right to change the minimum amount by which you may change the Specified Face Amount.

Increases. After the first policy anniversary, you may request an increase in the Specified Face Amount. You must provide satisfactory evidence of the Insured's insurability. Once requested, an increase will become effective at the next policy anniversary following our approval of your request. The Policy does not allow for an increase if the Insured's Attained Age is greater than 80 on the effective date of the increase.

Decreases. The Specified Face Amount can be decreased after the fourth policy anniversary. A decrease will become effective at the beginning of the next Policy Month following our approval of your request. The Specified Face Amount after the decrease must be at least $100,000. Surrender charges will apply to decreases in the Specified Face Amount during the surrender charge period except for decreases in the Specified Face Amount resulting from a change in the death benefit option or a partial withdrawal.

For purposes of determining surrender charges and later cost of insurance charges, we will apply a decrease in Specified Face Amount in the following order-

- - -	first, to the most recent increase; second, to the next most recent increases, in reverse chronological order; and finally, to the initial Specified Face Amount.
Accessing Your Account Value

Surrenders and Surrender Charges

You may surrender the Policy for its Cash Surrender Value at any time while the Insured is living. If you do, the insurance coverage and all other benefits under the Policy will terminate. If you surrender the Policy and receive its Cash Surrender Value, you may incur surrender charges, taxes and tax penalties.

Cash Surrender Value is the Policy's Account Value less the sum of-

- -	the outstanding balance of any Policy Debt; and any surrender charges.

We will deduct surrender charges from your Account Value if you surrender the Policy or request a decrease in the Specified Face Amount during the surrender charge period. There are separate surrender charges for the initial Specified Face Amount and any increase in the Specified Face Amount you request. The surrender charge period will start on the Policy's Issue Date and on the effective date for the increase, respectively.

We will determine your Cash Surrender Value at the next close of business on the New York Stock Exchange after we receive your written request for surrender at our Principal Office.

If you surrender the Policy in the first 9 years or within the first 9 years after an increase in the Specified Face Amount, we will apply a surrender charge to the initial Specified Face Amount and to each increase in the Specified Face Amount other than an increase resulting from a change in the death benefit option. The surrender charge will be calculated separately for the initial Specified Face Amount and each increase in the Specified Face Amount. The surrender charge will be an amount based on certain factors, including the Policy's Specified Face Amount and the Insured's age and sex.

The following are examples of surrender charges at representative Issue Ages.
First Year Surrender Charges Per $1,000 of Specified Face Amount (Non-tobacco Male)
Issue Age 25 $5.23	Issue Age 35 $6.62	Issue Age 45 $10.50
Issue Age 55 $21.00	Issue Age 65 $25.20	Issue Age 75 $24.90
The surrender charge will be calculated based on the surrender charge percentages for the initial Specified Face Amount and each increase in the Specified Face Amount as shown in the table below.
Year	Surrender Charge (as a Percentage of the First Year Surrender Charge)
1	100.0
2	100.0
3	100.0
4	85.7
5	71.4
6	57.1
7	42.9
8	28.6
9	14.3
10+	0

A surrender charge will be applied for each decrease in the Specified Face Amount except for decreases in the Specified Face Amount resulting from a change in death benefit option or partial withdrawal. These surrender charges will be applied in the following order:

- - -	first, to the most recent increase; second, to the next most recent increases, in reverse chronological order; and third, to the initial Specified Face Amount.

On a decrease in the initial Specified Face Amount, you will pay a proportion of the full surrender charge based on the ratio of the face amount decrease to the initial Specified Face Amount. The surrender charge you pay on a decrease that is less than the full amount of an increase in Specified Face Amount will be calculated on the same basis. Future surrender charges will be reduced by any applicable surrender charges for a decrease in the Specified Face Amount.

You may allocate any surrender charges resulting from a decrease in the Specified Face Amount among the Investment Options. If you do not specify the allocation, then the surrender charges will be allocated proportionally among the Investment Options in excess of any Policy Debt.

Partial Withdrawals

You may make a partial withdrawal of the Policy once each Policy Year after the first Policy Year by written request to us. Each partial withdrawal must be for at least $500, and no partial withdrawal may be made-

- -

during Policy Years 2-10 for more than 20 percent of your Cash Surrender Value at the end of the first Valuation Date after we receive your request or thereafter for more than your Cash Surrender Value.

If the applicable death benefit option is Option A and you make a partial withdrawal, the Specified Face Amount will be decreased by the amount of the partial withdrawal. We will apply the decrease to the initial Specified Face Amount and to each increase in Specified Face Amount in the following order-

- - -	first, to the most recent increase; second, to the next most recent increases, in reverse chronological order; and third, to the initial Specified Face Amount.

Unless you specify otherwise, the partial withdrawal will be allocated proportionally among the Investment Options in excess of any Policy Debt. We will not accept requests for a partial withdrawal if the Specified Face Amount remaining in force after the partial withdrawal would be less than the minimum Specified Face Amount. We will effect a partial withdrawal at the next close of business on the New York Stock Exchange after we receive your written request. A partial withdrawal may result in taxes and tax penalties.

Policy Loans

Using the Policy as collateral, you may request a policy loan of up to 90% of the Policy's Cash Value, decreased by the amount of any outstanding Policy Debt on the date the policy loan is made. The Policy will terminate for no value subject to a grace period if the Policy Debt exceeds the Cash Value. During the no-lapse guarantee period, however, the Policy will not terminate if it satisfies the minimum premium test.

You may allocate the policy loan among the Investment Options. If you do not specify the allocation, then the policy loan will be allocated proportionally among the Investment Options in excess of any Policy Debt. Loan amounts allocated to the Sub-Accounts will be transferred to the Fixed Account Option. We will periodically credit interest at an effective annual rate of 3% on the loaned values of the Fixed Account Option.

Interest on the policy loan will accrue daily at 4% annually during Policy Years 1 through 10 and 3.0% annually thereafter. This interest will be due and payable to us in arrears on each policy anniversary. Any unpaid interest will be added to the principal amount as an additional policy loan and will bear interest at the same rate and will be assessed in the same manner as the prior policy loan.

There is no definitive guidance concerning the tax treatment of a policy loan when the interest rate credited to the loan is the same as the interest rate charged against the loan. You should consult your tax adviser regarding loan amounts in Policy Years 11 and thereafter.

The Cash Surrender Value and the Policy Proceeds are reduced by the amount of any outstanding Policy Debt.

All funds we receive from you will be credited to the Policy as premium unless we have received written notice, in a form satisfactory to us, that the funds are for loan repayment. In the event you have a loan against the Policy, it is generally advantageous to repay the loan rather than make a premium payment because premium payments incur expense charges whereas loan repayments do not. Loan repayments will first reduce the outstanding balance of the policy loan and then accrued but unpaid interest on such loans. We reserve the right to repay any loans from the Fixed Account Option prior to loans from the Variable Account.

A policy loan, whether or not repaid, will affect the Policy Proceeds payable upon the Insured's death and the Account Value because the investment results of the Sub-Accounts will apply only to the non-loaned portion of the Account Value. The longer a loan is outstanding, the greater the effect is likely to be and, depending on the investment results of the Sub-Accounts or the Fixed Account Option while the loan is outstanding, the effect could be favorable or unfavorable.

Short-Term Trading

The Policy is not designed for short-term trading. If you wish to employ such strategies, do not purchase a Policy. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity. Some Owners and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection. Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Owners or intermediaries or curtail their trading. A failure to detect and curtail short-term trading could result in adverse consequences to Owners. Short-term trading can increase costs for all Owners as a result of excessive portfolio transaction fees. In addition, short-term trading can adversely affect a Fund's performance. If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies.

The Company has policies and procedures to discourage frequent transfers of Account Value. As described below under "Transfer Privileges," the Policy includes limiting the number and timing of certain transfers, subject to exceptions described in that section and exceptions designed to protect the interest of individual Owners. The Company also reserves the right to charge a fee for transfers.

Short-term trading activities whether by an individual, a firm or a third party authorized to initiate transfer requests on behalf of Owner(s) may be subject to other restrictions as well. For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges more narrowly than the policies described under "Transfer Privileges", such as requiring transfer requests to be submitted in writing through regular first-class U.S. mail (e.g., no overnight, priority or courier delivery allowed), and refusing any and all transfer instructions.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by you directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party. In particular, we will treat as short-term trading activity and refuse to process any transfer that is requested by an authorized third party within 30 days of a previous transfer (whether the earlier transfer was requested by you or a third party acting on your behalf). We may also impose special restrictions on third parties that engage in reallocations of Policy values by limiting the frequency of the transfer, requiring advance notice of the transfer pursuant to in-force service agreements, and reallocating or exchanging 100% of the values in the redeeming sub-accounts.

In addition, some of the Funds reserve the right to refuse purchase or transfers requests from the Variable Account if, in the judgment of the Fund's investment adviser, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or the request is considered to be part of a short-term trading strategy. Accordingly, the Variable Account may not be in a position to effectuate some transfers with such Funds and therefore, will be unable to process such transfer requests. We also reserve the right to refuse requests involving transfers to or from the Fixed Account Option.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interests of the relevant underlying Fund and other shareholders, in the following instances:

-   when a new broker of record is designated for the Policy;

-   when the Owner changes;

-   when control of the Policy passes to the designated beneficiary upon the death of the Insured;

-   when necessary in our view to avoid hardship to an Owner;

-   when underlying Funds are dissolved, merged or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Owners to certain risks. The short-term trading could increase costs for all Owners as a result of excessive portfolio transaction fees. In addition, the short-term trading could adversely affect a Fund's performance. If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies. Unless the short-term trading policy and the permitted waivers of that policy are applied uniformly, some Owners may experience a different application of the policy and therefore may experience some of these risks. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

Transfer Privileges

Subject to above special restrictions and to our rules as they may exist from time to time and to any limits that may be imposed by the Funds, you may at any time transfer to another Sub-Account all or a portion of the Account Value allocated to a Sub-Account. There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer above 12 transfers in any Policy Year. We will make transfers pursuant to an authorized written or telephone request to us. Telephone requests will be honored only if we have a properly completed telephone authorization form for you on file. We, our affiliates and the representative from whom you purchased the Policy will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. We will use reasonable procedures to confirm that instructions communicated by telephone are genuine. For transactions initiated by telephone, you will be required to identify yourself by name and a personal identification number.

Transfers may be requested by indicating the transfer of either a specified dollar amount or a specified percentage of the Fixed Account Option or the Sub-Account's value from which the transfer will be made. If you request a transfer based on a specified percentage of the Fixed Account Option or the Sub-Account's value, that percentage will be converted into a request for the transfer of a specified dollar amount based on application of the specified percentage to the Fixed Account Option or the Sub-Account's value at the time the request is received. We reserve the right to limit the number of Sub-Accounts to which you may allocate your Account Value to not more than 20 Investment Options.

Transfer privileges are subject to our consent. We reserve the right to impose limitations on transfers, including, but not limited to: (1) the minimum amount that may be transferred; (2) the frequency of transfers; and (3) the minimum amount that may remain in a Sub-Account following a transfer from that Sub-Account. We will notify you in writing of any such limitations. If your Policy so states in its text or via endorsement, thirty days must elapse between each transfer.

Transfers from the Fixed Account Option to the Sub-Accounts are limited to one transfer annually equaling 25% of the value of the Fixed Account Option at the end of the prior Policy Year or $5,000, whichever is greater.

We reserve the right to restrict amounts transferred to the Fixed Account Option from the Variable Account.

Account Value

Your Account Value is the sum of the values in each Sub-Account of the Variable Account with respect to the Policy, plus the value of the Fixed Account Option. The Account Value varies depending upon the Premiums paid, Expense Charges Applied to Premium, Mortality and Expense Risk Charges, Monthly Expense Charges, Monthly Cost of Insurance charges, partial withdrawals, fees, policy loans and the net investment factor (described below).

The minimum guaranteed interest rate applicable to the values in the Fixed Account Option is 3% annually. Interest in excess of the guaranteed rate may be applied in such a manner as we may determine, based on our expectations of future interest, mortality costs, persistency, expenses and taxes. Interest credited will be computed on a compound interest basis.

Account Value of the Sub-Accounts. We measure the amounts in the Sub-Accounts in terms of Units and Unit Values. On any given date, the amount you have in a Sub-Account is equal to the Unit Value multiplied by the number of Units credited to you in that Sub-Account. Amounts allocated to a Sub-Account will be used to purchase Units of that Sub-Account. Units are redeemed when you make partial withdrawals, undertake policy loans or transfer amounts from a Sub-Account, and for the payment of Monthly Expense Charges, Monthly Cost of Insurance charges, Mortality and Expense Risk Charges and other fees. The number of Units of each Sub-Account purchased or redeemed is determined by dividing the dollar amount of the transaction by the Unit Value for the Sub-Account. A Valuation Date is any day on which we, the applicable Fund, and the NYSE are open for business. For the first Valuation Date of each Sub-Account, the Unit Value is established at $10.00. The Unit Value for any subsequent Valuation Date is equal to the Unit Value for the preceding Valuation Date multiplied by the net investment factor (determined as provided below). The Unit Value of a Sub-Account for any Valuation Date is determined as of the close of the Valuation Period ending on that Valuation Date. The Valuation Period is the period of time from one determination of Unit Values to the next.

Transactions are processed on the date we receive a premium at our Principal Office or any acceptable written or telephonic request is received at our Principal Office. If your premium or request is received on a date that is not a Valuation Date, or after the close of the New York Stock Exchange on a Valuation Date, the transaction will be processed on the next Valuation Date. The Investment Start Date is the date we apply your first premium payment, which will be the later of the Issue Date, the policy date or the Valuation Date we receive a premium equal to or in excess of the initial premium.

The Account Value on the Investment Start Date equals:

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the net premium received, minus

the monthly deductions due on the policy date and subsequent Monthly Anniversary Days through the Investment Start Date charged to the Sub-Accounts and the Fixed Account Option.

The Account Value on subsequent Valuation Dates is equal to:
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the values on the previous Valuation Date, plus

any additional premium we have received, plus or minus

the investment experience of the Investment Options you have selected, minus policy charges and deductions, minus

any partial withdrawals you have made.

Net Investment Factor. The net investment factor for each Sub-Account for any Valuation Period is the quotient of (1) divided by (2) where: (1) is the net result of-
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the net asset value of a Fund share held in the Sub-Account determined as of the end of the Valuation Period, plus the per share amount of any dividend or other distribution declared on Fund shares held in the Sub-Account if the "ex-dividend" date occurs during the Valuation Period, plus or minus a per share credit or charge with respect to any taxes reserved for by us, or paid by us if not previously reserved for, during the Valuation Period which are determined by us to be attributable to the operation of the Sub-Account; and

(2) is the net asset value of a Fund share held in the Sub-Account determined as of the end of the preceding Valuation Period.

The net investment factor may be greater or less than one.

Insufficient Value. The Policy will terminate for no value, subject to a grace period described below if, on a Processing Date

- -	the Policy's Cash Surrender Value is equal to or less than zero or the Policy Debt exceeds the Cash Value.

During the no-lapse guarantee period, a Policy will not terminate by reason of insufficient value if it satisfies the "minimum premium test" described below.

Minimum Premium Test (No-Lapse Guarantee). A Policy satisfies the minimum premium test if the premiums paid less any partial withdrawals less any Policy Debt exceed the sum of the "Minimum Monthly Premiums" which applied to the Policy in each Policy Month from the policy date to the Valuation Date.

The applicable Minimum Monthly Premiums are specified in the Policy. We may revise the Minimum Monthly Premiums as a result of any of the following changes to a Policy:

- -	change in Specified Face Amount change in supplemental benefit

The revised minimum monthly premiums will be effective as of the effective date of the change to the Policy and will remain in effect until again revised by any of the above changes.

The no-lapse guarantee period will be different based on the Insured's age. It may also vary in some states, but in no case will it be greater than 20 years.

Grace Period. If, on a Valuation Date, the Policy will terminate by reason of insufficient value, we will allow a grace period. This grace period will allow 61 days from that Valuation Date for the payment of a premium sufficient to keep the Policy in force. Notice of premium due will be mailed to your last known address and the last known address of any assignee of record. We will assume that your last known address is the address shown on the Policy Application (or notice of assignment), unless we receive written notice of a change in address in a form satisfactory to us. If the premium due is not paid within 61 days after the beginning of the grace period, then the Policy and all rights to benefits will terminate without value at the end of the 61 day period. The Policy will continue to remain in force during this grace period. If the Policy Proceeds become payable by us during the grace period, then any overdue monthly deductions will be deducted from the amount payable by us.

Splitting Units. We reserve the right to split or combine the value of Units. In effecting any such change, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Policy.

Charges and Deductions

The monthly deductions described below are the Mortality and Expense Risk Charges, Monthly Expense Charges, Monthly Costs of Insurance and the charges for any supplemental benefits.

There are no monthly deductions after the policy anniversary on which the Insured is Attained Age 100.

Expense Charges Applied to Premium. We will deduct a charge from each premium payment as a sales load and for our federal, state and local tax obligations, which we will determine from time to time. The current charge is 5.25%. The maximum charge is guaranteed not to exceed 7.25%.

Mortality and Expense Risk Charge. This charge is for the mortality and expense risks we assume with respect to the Policy. It is a percentage of the Account Value of the Sub-Accounts and, unless you direct otherwise, is deducted from the Account Value of the Investment Options each month. "Mortality and Expense Risk Charge" is referred to as "Product Risk Charge" in Maryland policies.

The Mortality and Expense Risk Charge percentage is 0.60% (.05% monthly) annually for Policy Years 1 through 10 and 0.10% (.0083% monthly) annually thereafter.

The mortality risk we assume is that the group of lives insured under the Policies may, on average, live for shorter periods of time than we estimated. The expense risk we assume is that our costs of issuing and administering Policies may be more than we estimated.

Monthly Expense Charge. We will deduct from your Account Value monthly a charge of $8.00 in all years and a monthly charge based on the Specified Face Amount for the first 10 Policy Years following the issuance of the Policy and for the first 10 Policy Years following the effective date of each increase in the Specified Face Amount, if any, based on the amount of the increase. The Monthly Expense Charge is based on the age and sex of the Insured. Unless you direct otherwise, the Monthly Expense Charges will be deducted proportionally from the amounts in the Investment Options in excess of any Policy Debt and covers administration expenses and issuance costs.

Monthly Cost of Insurance. We deduct a Monthly Cost of Insurance charge from your Account Value to cover anticipated costs of providing insurance coverage. Unless you direct otherwise, the Monthly Cost of Insurance deduction will be charged proportionally to the amounts in the Investment Options in excess of any Policy Debt.

The Monthly Cost of Insurance equals the sum of (1), (2) and (3) where:

(1) (2) (3)

is the cost of insurance charge equal to the Monthly Cost of Insurance rate (described below) multiplied by the net amount at risk divided by 1,000;

is the monthly rider cost for any riders which are a part of the Policy; and

is any additional insurance charge calculated, as specified in the Policy for substandard risk classifications.

The net amount at risk equals:
- -	the death benefit divided by 1.00247; minus your Account Value on the Processing Date prior to assessing the monthly deductions.

The net amount at risk is affected by the performance of the investment options to which premium is allocated, the cumulative premium paid, any Policy Debt, any partial withdrawals, transaction fees and periodic charges.

If there are increases in the Specified Face Amount other than increases caused by changes in the death benefit option, the cost of insurance charge described above is determined separately for the initial Specified Face Amount and each increase in the Specified Face Amount. In calculating the net amount at risk, your Account Value will first be allocated to the initial death benefit and then to each increase in the Specified Face Amount in the order in which the increases were made.

Monthly Cost of Insurance Rates. The Monthly Cost of Insurance rates (except for any such rate applicable to an increase in the Specified Face Amount) are based on the length of time the Policy has been in force and the Insured's sex (in the case of non-unisex Policies), Issue Age and rating class. The Monthly Cost of Insurance rates applicable to each increase in the Specified Face Amount are based on the length of time the increase has been in force and the Insured's sex (in the case of non-unisex Policies), Issue Age and rating class. The Monthly Cost of Insurance rates will be determined by us from time to time based on our expectations of future experience with respect to mortality costs, persistency, interest rates, expenses and taxes, but will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates based on the 1980 Commissioner's Standard Ordinary Mortality Tables.

Waivers and Reduced Charges

We may reduce or waive the sales load or surrender charge in situations where selling and/or maintenance costs associated with the Policies are reduced, sales of large Policies, and certain group or sponsored arrangements. In addition, we may waive charges in connection with Policies sold to our affiliates' officers, directors and employees.

We also reserve the right to reduce the Expense Charge Applied to Premium, Monthly Expense Charge and Mortality and Expense Risk Charge. We will provide you prompt notice of any reduction. Reductions will be based on uniformly applied criteria that does not discriminate unfairly against any person.

Supplemental Benefits

The following supplemental benefit riders are available. There is no charge for the accelerated benefits rider. An additional cost of insurance will be charged for each of the other riders which is in force as a part of the Monthly Cost of Insurance charge. Each rider is subject to certain limitations and termination provisions. For information in addition to that presented below, please ask your financial advisor.

Accelerated Benefits Rider. Under this rider, we will pay you, at your written request in a form satisfactory to us, an "accelerated benefit" if the Insured is terminally ill. An Insured is considered "terminally ill" if the Insured has a life expectancy of 12 months or less due to illness or physical condition. (This time period may be more or less in some states.)

The accelerated benefit payment will be equal to that portion of the Policy's death benefit requested by you, not to exceed the lesser of (a) 75% of the amount of the death benefit or (b) $250,000 (the "Accelerated Amount"), subject to certain adjustments. There is no charge for this rider.

Accidental Death Benefit Rider. Under this rider, we will pay the accidental death benefit specified in the Policy when we receive due proof of the Insured's accidental death and that death occurred while this rider was in force, on or after the Insured's first birthday and within ninety days after the date of the accident. The annual rider charge, deducted monthly from the Account Value, is based on the issue age of the Insured.

Waiver of Monthly Deductions Rider. Under this rider, we will waive the monthly deductions under the Policy retroactive to the date of total disability when the Insured suffers a total disability, if the Insured's total disability commences while this rider is in force and continues for six months. We will continue to waive the monthly deduction for as long as the disability continues. We must receive written notice and due proof before we will waive the monthly deductions. We may require from time to time additional proof that the disability is continuing, but not more frequently than once per year after the disability has continued for two years. The rider charge, deducted monthly from the Account Value, is based on the issue age of the Insured.

Payment of Stipulated Amount Rider. Under this rider, we will make a monthly payment of the "stipulated amount" when the Insured suffers a total disability, if the Insured's total disability commences while this rider is in force and continues for six months. We will continue to make a payment of that amount for as long as the disability continues but no later than the duration of the payment option elected (Insured's age 65 or 70). We must receive written notice and due proof before we will make a payment. We may require from time to time additional proof that the disability is continuing, but not more frequently than once per year after the disability has continued for two years. The rider charge, deducted monthly from the Account Value, is based on the age and sex of the Insured and the duration of the payment option elected.

Supplemental Insurance Rider

This rider provides for additional insurance on the life of the Insured by combining term coverage with the underlying variable universal life ("base policy") coverage. This rider has separate charges associated with it. At this time, those charges are lower than base policy charges for the same coverage.

By combining coverage under this rider with base policy coverage, you may be able to buy the same amount of death benefit for less premium than if you had purchased an all base policy. If this rider is combined with base policy coverage, the same amount of premium paid for the combined coverage as for an all base policy will generate faster cash value accumulation within the base policy.

At issue, the base policy may have a no-lapse guarantee period as long as 20 years. However, this rider's no-lapse guarantee period is limited to five years. This rider will terminate at the policy anniversary on which the Insured reaches Attained Age 100. Base policy coverage will continue beyond Attained Age 100 provided there is cash value in the Policy when the Insured reaches Attained Age 100. If a key objective is guarantees, supplementing the Policy with this rider may therefore not be appropriate.

The Cost of Insurance rates used to determine the monthly rider charge deduction from the Account Value are based on the length of time the rider has been in force and the Insured's sex (in the case of non-unisex Policies), Issue Age and rating class. The rates will be determined by us from time to time based on our expectations of future experience with respect to mortality costs, persistency, interest rates, expenses and taxes, but will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates based on the 1980 Commissioner's Standard Ordinary Mortality Tables.

Termination of Policy

The Policy will terminate on the earlier of the date we receive your request to surrender, the expiration date of the Grace Period without payment of premium due or the date of death of the Insured.

Reinstatement

Before the Insured's death, we may reinstate the Policy provided that the Policy has not been surrendered and you-

- - -

make a request for reinstatement within three years from the date of termination;

submit satisfactory evidence of insurability to us; and

pay an amount, as determined by us, sufficient to put the Policy in force.

Deferral of Payment

We will usually pay any amount due from the Variable Account within seven days after the Valuation Date following our receipt of written notice satisfactory to us giving rise to such payment or, in the case of death of the Insured, Due Proof of such death. Payment is subject to our rights under the Policy's incontestability and suicide provisions. Payment of any amount payable from the Variable Account on death, surrender, partial withdrawal or policy loan may be postponed whenever:

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the New York Stock Exchange is closed other than customary weekend and holiday closing, or trading on the NYSE is otherwise restricted;

the Securities and Exchange Commission, by order, permits postponement for the protection of policyowners; or

an emergency exists as determined by the Securities and Exchange Commission, as a result of which disposal of securities is not reasonably practicable, or it is not reasonably practicable to determine the value of the assets of the Variable Account.

We may defer payment from the Fixed Account Option for a period up to six months.
Rights of Owner While the Insured is alive, unless you have assigned any of these rights, you may:
- - - - - - -

transfer ownership to a new owner;

name a contingent owner who will automatically become the owner of the Policy if you die before the Insured;

change or revoke a contingent owner;

change or revoke a beneficiary;

exercise all other rights in the Policy;

increase or decrease the Specified Face Amount, subject to the other provisions of the Policy;

change the death benefit option, subject to the other provisions of the Policy.

When you transfer your rights to a new owner, you automatically revoke any prior contingent owner designation. When you want to change or revoke a prior beneficiary designation, you have to specify that action. You do not affect a prior beneficiary when you merely transfer ownership, or change or revoke a contingent owner designation.

You do not need the consent of a beneficiary or a contingent owner in order to exercise any of your rights. However, you must give us written notice satisfactory to us of the requested action. Your request will then, except as otherwise specified herein, be effective as of the date you signed the form, subject to any action taken before we received it.

Rights of Beneficiary

The beneficiary has no rights in the Policy until the death of the Insured. If a beneficiary is alive at that time, the beneficiary will be entitled to payment of the Policy Proceeds as they become due.

Other Policy Provisions

Addition, Deletion or Substitution of Investments. We may decide to add new Sub-Accounts at any time. Also, shares of any or all of the Funds may not always be available for purchase by the Sub-Accounts of the Variable Account, or we may decide that further investment in any such shares is no longer appropriate. In either event, shares of other registered open-end investment companies or unit investment trusts may be substituted both for Fund shares already purchased by the Variable Account and/or as the security to be purchased in the future, provided that these substitutions have been approved by the Securities and Exchange Commission, to the extent necessary. In addition, the investment policies of the Sub-Accounts will not be changed without the approval of the Insurance Commissioner of the State of Delaware. We also reserve the right to eliminate or combine existing Sub-Accounts or to transfer assets between Sub-Accounts. In the event of any substitution or other act described in this paragraph, we will notify you and make any appropriate amendments to the Policy to reflect the substitution.

Entire Contract. Your entire contract with us consists solely of the Policy, including the attached copy of the Policy Application and any attached copies of supplemental applications and any riders and endorsements.

Alteration. Sales representatives do not have any authority to either alter or modify the Policy or to waive any of its provisions. The only persons with this authority are our president, actuary, secretary or one of our vice presidents.

Modification. Upon notice to you, we may modify the Policy if such a modification-

- - - -

is necessary to make the Policy or the Variable Account comply with any law or regulation issued by a governmental agency to which we are or the Variable Account is subject;

is necessary to assure continued qualification of the Policy under the Internal Revenue Code or other federal or state laws as a life insurance policy;

is necessary to reflect a change in the operation of the Variable Account or the Sub-Accounts; or

adds, deletes or otherwise changes Sub-Account options.

We also reserve the right to modify certain provisions of the Policy as stated in those provisions. In the event of any such modification, we may make appropriate amendments to the Policy to reflect such modification.

Assignments. During the lifetime of the Insured, you may assign all or some of your rights under the Policy. All assignments must be filed at our Principal Office and must be in written form satisfactory to us. The assignment will then be effective as of the date you signed the form, subject to any action taken before we acknowledge receipt. We are not responsible for the validity or legal effect of any assignment.

Nonparticipating. The Policy does not pay dividends. The Policy does not share in our profits or surplus earnings.

Misstatement of Age or Sex (Non-Unisex Policy). If the age or sex (in the case of a non-unisex Policy) of the Insured is stated incorrectly, the amounts payable by us will be adjusted as follows:

     Misstatement discovered at death-The death benefit will be recalculated to that which would be purchased by the most recently charged Monthly Cost of Insurance rate for the correct age or sex (for a non-unisex Policy).

     Misstatement discovered prior to death-Your Account Value will be recalculated from the policy date using the Monthly Cost of Insurance Rates based on the correct age or sex (for a non-unisex Policy).

Suicide. If the Insured, whether sane or insane, commits suicide within two years after the Policy's Issue Date, we will not pay any part of the Policy Proceeds. We will refund the premiums paid, less the amount of any Policy Debt and any partial withdrawals.

If the Insured, whether sane or insane, commits suicide within two years after the effective date of an increase in the Specified Face Amount, then our liability as to that increase will be the cost of insurance for that increase.

Incontestability. All statements made in the application or in a supplemental application are representations and not warranties. We relied and will rely on those statements when approving the issuance, increase in face amount, increase in death benefit over premium paid, change in death benefit option or reinstatement of the Policy. No statement can be used by us in defense of a claim unless the statement was made in the application or in a supplemental application. In the absence of fraud, after the Policy has been in force during the lifetime of the Insured for a period of two years from its Issue Date, we cannot contest it except for non-payment of premiums. However, any increase in the face amount which is effective after the Issue Date will be incontestable only after such increase has been in force during the lifetime of the Insured for two years from the Effective Date of Coverage of such increase. Any increase in death benefit over premium paid or increase in death benefit due to a death benefit option change will be incontestable only after such increase has been in force during the lifetime of the Insured for two years from the date of the increase. Any reinstatement will be incontestable after the reinstated Policy has been in force during the lifetime of the Insured for two years from the effective date of the reinstatement.

Report to Owner. We will send you a report at least once each Policy Year. The report will show current policy values, premiums paid and deductions made since the last report. It will also show the balance of any outstanding policy loans and accrued interest on such loans. There is no charge for this report.

Performance Information

We may sometimes publish performance information related to the Fund, the Variable Account or the Policy in advertising, sales literature and other promotional materials. This information is based on past investment results and is not an indication of future performance.

Portfolio Performance

We may publish a mutual fund portfolio's total return or average annual total return. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. Average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same total return over a stated period if performance had been constant over the entire period. Average annual total returns smooth variations in performance, and are not the same as actual year-by-year results.

We may also publish a mutual fund portfolio's yield. Yield refers to the income generated by an investment in a portfolio over a given period of time, expressed as an annual percentage rate. When a yield assumes that income earned is reinvested, it is called an effective yield. Seven-day yield illustrates the income earned by an investment in a money market fund over a recent seven-day period.

Total returns and yields quoted for a mutual fund portfolio include the investment management fees and other expenses of the portfolio, but do not include charges and deductions attributable to the Policy. These expenses would reduce the performance quoted.

Adjusted Non-Standardized Portfolio Performance

We may publish a mutual fund portfolio's total return and yields adjusted for charges against the assets of the Variable Account.

We may publish total return and yield quotations based on the period of time that a mutual fund portfolio has been in existence. The results for any period prior to any Policy being offered will be calculated as if the Policy had been offered during that period of time, with all charges assumed to be those applicable to the Policy.

Other Information

Performance information may be compared, in reports and promotional literature, to:

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the S&P 500, Dow Jones Industrial Average, Lehman Brothers Aggregate Bond Index or other unmanaged indices so that investors may compare the Sub-Account results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general;

other groups of variable life variable accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, such as Morningstar, Inc., who rank such investment products on overall performance or other criteria; or

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the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment in the Sub-Account. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management expenses.

We may provide Policy information on various topics of interest to you and other prospective policyowners. These topics may include:
- - - - - -

the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets;

investment strategies and techniques (such as value investing, dollar cost averaging, asset allocation, constant ratio transfer and account rebalancing);

the advantages and disadvantages of investing in tax-deferred and taxable investments;

customer profiles and hypothetical purchase and investment scenarios;

financial management and tax and retirement planning; and

investment alternatives to certificates of deposit and other financial instruments, including comparisons between a Policy and the characteristics of, and market for, such financial instruments.

Federal Income Tax Considerations

The following is a summary of our understanding of current federal income tax laws and is not intended as tax advice. You should be aware that Congress has the power to enact legislation affecting the tax treatment of life insurance contracts which could be applied retroactively. New judicial or administrative interpretation of federal income tax law may also affect the tax treatment of life insurance contracts. The Internal Revenue Code of 1986, as amended (the "Code"), is not in force in the Commonwealth of Puerto Rico. Accordingly, some references in this summary will not apply to Policies issued in Puerto Rico. However, due to IRS Rev. Rul. 2004-75, as amplified by Rev. Rul. 2004-97, we will treat Policy distributions and withdrawals occurring on and after January 1, 2005 as U.S.-source income that is subject to U.S. income tax withholding and reporting. Any person contemplating the purchase of a Policy or any transaction involving a Policy should consult a qualified tax adviser. We do not make any representation or provide any guarantee regarding the federal, state or local tax treatment of any Policy or any transaction involving a Policy.

Our Tax Status

We are taxed as a life insurance company under Subchapter L of the Code. Although we account for the operations of the Variable Account separately from our other operations for purposes of federal income taxation, the Variable Account currently is not separately taxable as a regulated investment company or other taxable entity.

Taxes we pay, or reserve for, that are attributable to the earnings of the Variable Account could affect the Net Investment Factor, which in turn affects your Account Value. Under existing federal income tax law, however, the income (consisting primarily of interest, dividends and net capital gains) of the Variable Account, to the extent applied to increase reserves under the Policy, is not taxable to us. Similarly, no state or local income taxes are currently attributable to the earnings of the Variable Account. Therefore, we do not take any federal, state or local taxes into account when determining the Net Investment Factor. We may take taxes into account when determining the Net Investment Factor in future years if, due to a change in law, our tax status or otherwise, such taxes are attributable to the earnings of the Variable Account.

Taxation of Policy Proceeds

Section 7702 of the Code provides certain tests for whether a policy will be treated as a "life insurance contract" for tax purposes. Provided that the policyowner of the Policy has an insurable interest in the Insured, we believe that the Policy meets these tests, and thus should receive the same federal income tax treatment as a fixed life insurance contract. As such, the Death Benefit under the Policy will generally be eligible for exclusion from the gross income of the beneficiary under Section 101 of the Code, and the policyowner will not be deemed to be in constructive receipt of the increases in Cash Surrender Values, including additions attributable to interest, dividends, appreciation or gains realized upon transfers among the Sub-Accounts and the Fixed Account, until actual receipt thereof.

However, you will be taxed on all of the accumulated income under the Policy on its maturity date and there can be no assurance that an election to extend the maturity date of the Policy will avoid that result. In addition, a corporate owner may be subject to alternative minimum tax on the annual increases in Cash Surrender Values and on the portion of the Death Benefit under the Policy that exceeds its Cash Surrender Value.

To qualify as a life insurance contract under Section 7702, the Policy must satisfy certain actuarial requirements. Section 7702 requires that actuarial calculations be based on mortality charges that meet the "reasonable mortality charge" requirements set forth in the Code, and other charges reasonably expected to be actually paid that are specified in the Policy. The law relating to reasonableness standards for mortality and other charges is based on statutory language and certain IRS pronouncements that do not address all relevant issues. Accordingly, although we believe that the mortality and other charges that are used in the calculations (including those used with respect to Policies issued to so-called "sub-standard risks") meet the applicable requirements, we cannot be certain. It is possible that future regulations will contain standards that would require us to modify the mortality and other charges used in the calculations, and we reserve the right to make any such modifications.

For a variable contract like the Policy to qualify as life insurance for federal income tax purposes, it also must comply with the investment diversification rules found in Section 817 of the Code. We believe that the Variable Account complies with the diversification requirements prescribed by Section 1.817-5 of the Treasury Regulations.

The IRS has stated that satisfaction of the diversification requirements described above by itself does not prevent a contract owner from being treated as the owner of separate account assets under an "owner control" test. If a contract owner is treated as the owner of separate account assets for tax purposes, the contract owner would be subject to taxation on the income and gains from the separate account assets. In published revenue rulings through 1982 and then again in 2003, the IRS has stated that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise control over the investment of the assets. In Rev. Rul. 2003-91, the IRS considered certain variable annuity and variable life insurance contracts and concluded that the owners of the variable contracts would not be considered the owners of the contracts underlying assets for federal income tax purposes.

Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract possesses sufficient incidents of ownership over the assets underlying the variable contract so as to be deemed the owner of those assets for federal income tax purposes will depend on all the facts and circumstances. We do not believe that the differences between the Policy and the contracts described in Rev. Rul. 2003-91 with respect to the number of investment choices and the ability to transfer among investment choices should prevent the holding in Rev. Rul. 2003-91 from applying. Nevertheless, you should consult with a competent tax adviser on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities you may undertake with respect to the Policy.

The guidelines in Rev. Rul. 2003-91 do not address the treatment of a policyholder which is, or which is affiliated with, an investment manager. Any investment manager or affiliate who purchases a Policy assumes the risk that it may be treated as the owner of the investments underlying the Policy under the "owner control" rules because of the investment manager's control over assets held under the Policy. However, because the diversification rules would permit an investment manager (or its affiliate) to hold a direct investment in an investment option under the Policy, we do not believe that the application of the "owner control" rules to an investment manager (or its affiliate) should affect you.

In the future, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject. Accordingly, we reserve the right to modify the Policy as necessary to attempt to prevent you from being considered the owner, for tax purposes, of the underlying assets. We also reserve the right to notify you if we determine that it is no longer practicable to maintain the Policy in a manner that was designed to prevent you from being considered the owner of the assets of the Separate Account. You bear the risk that you may be treated as the owner of Separate Account assets and taxed accordingly.

The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a Modified Endowment Contract under Section 7702A of the Code. Due to the flexibility of the payment of premiums and other rights you have under the Policy, classification of the Policy as a Modified Endowment Contract will depend upon the individual operation of each Policy. A Policy is a Modified Endowment Contract if the aggregate amount paid under the Policy at any time during the first seven Policy Years exceeds the sum of the net level premiums that would have been paid on or before such time if the Policy provided for paid up future benefits after the payment of seven level annual premiums. If there is a reduction in benefits during the first seven Policy Years, the foregoing computation is made as if the Policy originally had been issued at the reduced benefit level. If there is a "material change" to the Policy, the seven year testing period for Modified Endowment Contract status is restarted. A life insurance contract received in exchange for a Modified Endowment Contract also will be treated as a Modified Endowment Contract.

We have undertaken measures to prevent payment of a premium from inadvertently causing the Policy to become a Modified Endowment Contract. In general, you should consult a qualified tax adviser before undertaking any transaction involving the Policy to determine whether such a transaction would cause the Policy to become a Modified Endowment Contract.

If a Policy is not a Modified Endowment Contract, cash distributions from the Policy are treated first as a nontaxable return of the owner's "Investment in the Policy" and then as a distribution of the income earned under the Policy, which is subject to ordinary income tax. (An exception to this general rule occurs when a cash distribution is made in connection with certain reductions in the death benefit under the Policy in the first fifteen contract years. Such a cash distribution is taxed in whole or in part as ordinary income.) Loans from, or secured by, a Policy that is not a Modified Endowment Contract generally are treated as bona fide indebtedness, and thus are not included in the owner's gross income.

If a Policy is a Modified Endowment Contract, distributions from the Policy are treated as ordinary income subject to ordinary income tax up to the amount equal to the excess of the Account Value (which includes unpaid policy loans) immediately before the distribution over the Investment in the Policy. Loans taken from, or secured by, such a Policy, as well as due but unpaid interest thereon, are taxed in the same manner as distributions from the Policy. A 10 percent additional tax is imposed on the portion of any distribution from, or loan taken from or secured by, a Modified Endowment Contract that is included in income except when the distribution or loan is made on or after the owner attains age 59 1/2, is attributable to the policyowner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies ) of the policyowner and the policyowner's Beneficiary. These exceptions are not likely to apply where the Policy is not owned by an individual (or held in trust for an individual). For purposes of the computations described in this paragraph, all Modified Endowment Contracts issued by us (or our affiliates) to the same policyowner during any calendar year are treated as one Modified Endowment Contract.

There are substantial limits on the deductibility of policy loan interest. You should consult a qualified tax adviser regarding such deductions.

Upon the complete maturity, surrender or lapse of the Policy, the amount by which the sum of the Policy's Cash Surrender Value and any unpaid Policy Debt exceeds the policyowner's "Investment in the Policy" (as defined below) is treated as ordinary income subject to tax. Any loss incurred upon surrender generally is not deductible. Any corporation that is subject to the alternative minimum tax will also have to make a separate computation of the Investment in the Policy and the gain resulting from the maturity of the Policy, or a surrender or lapse of the Policy for purposes of that tax.

The term "Investment in the Policy" means-

- - -

the aggregate amount of any premiums or other consideration paid for a Policy, minus the aggregate amount received under the Policy which is excluded from the owner's gross income (other than loan amounts), plus the amount of any loan from, or secured by, the Policy that is a Modified Endowment Contract (as defined below) to the extent that such amount is included in the policyowner's gross income.

The "Investment in the Policy" is increased by any unpaid Policy Debt on a Policy that is a Modified Endowment Contract in order to prevent double taxation of income. Since the Policy Debt was treated as a taxable distribution at the time the Policy Debt was incurred, the failure to increase the "Investment in the Policy" by the Policy Debt would cause such amount to be taxed again upon a Policy surrender or lapse.

The amount realized that is taken into account in computing the gain on the complete surrender or lapse of a Policy will include any unpaid Policy Debt on a Policy that is a Modified Endowment Contract even though that amount has already been treated as a taxable distribution.

If a Policy is not a Modified Endowment Contract, then the Investment in the Policy is not affected by the receipt of a loan from, or secured by a Policy.

Whether or not the Policy is a Modified Endowment Contract, however, no payment of the principal of, or the interest due under, any loan from or secured by a Policy will affect the amount of the Investment in the Policy.

A policyowner generally will not recognize gain upon the exchange of the Policy for another life insurance policy issued by us or another insurance company, except to the extent that the policyowner receives cash in the exchange or is relieved of policy indebtedness as a result of the exchange. In no event will the gain recognized exceed the amount by which the Policy's Account Value (which includes unpaid policy loans) exceeds the policyowner's Investment in the Policy.

A transfer of the Policy, a change in the policyowner, a change in the beneficiary, certain other changes to the Policy and particular uses of the Policy (including use in a so called "split-dollar" arrangement) may have tax consequences depending upon the particular circumstances and should not be undertaken prior to consulting with a qualified tax adviser. For instance, if you transfer the Policy or designate a new policyowner in return for valuable consideration (or, in some cases, if the transferor is relieved of a liability as a result of the transfer), then the Death Benefit payable upon the death of the Insured may in certain circumstances be includible in your taxable income to the extent that the Death Benefit exceeds the prior consideration paid for the transfer and any premiums and other amounts paid later by the transferee. Further, in such a case, if the consideration received exceeds your Investment in the Policy, the difference will be taxed to you as ordinary income.

Federal, as well as state and local, estate, inheritance and other tax consequences of ownership or receipt of Policy Proceeds will depend on your individual circumstances and those of the beneficiary.

Withholding

We will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Owner provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Owner may credit against his or her federal income tax liability for the year of distribution any amounts that we withhold.

Tax Return Disclosure

The Company believes that the purchase of a Policy is not currently subject to the tax return disclosure requirements of IRC Section 6011 and Treasury Regulation Section 1.6011-4. However, it is your responsibility, in consultation with your tax and legal counsel and advisers, to make your own determination as to the applicability of the disclosure requirements of IRC Section 6011 and Treasury Regulation Section 1.6011-4 to your federal tax return.

The Company believes that the customer list requirements of IRC Section 6112 and Treasury Regulation Section 1.6112-1 are not currently applicable to such offerings and sales.

Under IRC Section 6111 and Temporary Treasury Regulation Section 301.6111, the Company is required to register with the IRS any offerings or sales of Policies that are considered tax shelters. The Company believes that registration would not be required under current regulations with respect to sales of the offering or sale of a Policy.

Distribution of Policy

The Policy is sold by licensed insurance agents ("Selling Agents") in those states where the Policy may be lawfully sold. Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms ("Selling Broker-Dealers") registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into selling agreements with the Company and our general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

The Company (or its affiliates, for the purposes of this section only, collectively, "the Company"), pays the Selling Broker-Dealers compensation for the promotion and sale of the Policy. The Selling Agents who solicit sales of the Policy typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Policy Owner or the Separate Account. The Company intends to recoup this compensation through fees and charges imposed under the Policy, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.


The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 105% of target premium, which will vary based on the Insured's age, sex and rating class, plus 4% of any excess premium payments. In Policy Years two through ten, commissions will not exceed 15% of premium paid and will not exceed 1% of premium paid in Policy Years eleven and thereafter. In Policy Year three and thereafter, up to 0.10% of the Account Value of the Sub-Accounts per annum will be paid to Selling Broker-Dealers.

The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by NASD rules and other applicable laws and regulations.


The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries, including, in some cases, payments to affiliates of the Company such as Sun Life Financial Distributors, Inc., in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. These allowances may be based on a percentage of premium, a percentage of Account Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level of and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company's products on the Selling Broker-Dealer's preferred or recommended list, access to the Selling Broker-Dealer's registered representatives for purposes of promoting sales of the Company's products, assistance in training and education for the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealer's actual aggregate sales of our variable policies (including the Policy), in most cases not to exceed 3% of aggregate sales attributable to the Selling Broker-Dealer and/or may be a fixed dollar amount.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with our purchase of the Policy.

Voting Rights

We are the legal owner of all shares of the Funds held in the Sub-Accounts of the Variable Account, and as such have the right to vote upon matters that are required by the Investment Company Act of 1940 to be approved or ratified by the shareholders of the Funds and to vote upon any other matters that may be voted upon at a shareholders' meeting. We will, however, vote shares held in the Sub-Accounts in accordance with instructions received from policyowners who have an interest in the respective Sub-Accounts.

We will vote shares held in each Sub-Account for which no timely instructions from policyowners are received, together with shares not attributable to a Policy, in the same proportion as those shares in that Sub-Account for which instructions are received. Should the applicable federal securities laws change so as to permit us to vote shares held in the Variable Account in our own right, we may elect to do so.

The number of shares in each Sub-Account for which a policyowner may give instructions is determined by dividing the portion of the Account Value derived from participation in that Sub-Account, if any, by the value of one share of the corresponding Fund. We will determine the number as of a date we choose, but not more than 90 days before the shareholders' meeting. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the shareholders' meeting.

We may, if required by state insurance regulators, disregard voting instructions if those instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Funds, or to approve or disapprove an investment management contract. In addition, we may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that we reasonably disapprove of those changes in accordance with applicable federal regulations. If we disregard voting instructions, we will advise you of that action and our reasons for it in our next communication to policyowners.

Other Information

State Regulation

We are subject to the laws of Delaware governing life insurance companies and to regulation by Delaware's Commissioner of Insurance, whose agents periodically conduct an examination of our financial condition and business operations. We are also subject to the insurance laws and regulations of the jurisdictions in which we are authorized to do business.

We are required to file an annual statement with the insurance regulatory authority of those jurisdictions where we are authorized to do business relating to our business operations and financial condition as of December 31st of the preceding year.

Legal Proceedings

There are no pending legal proceedings which would have a material adverse effect on the Variable Account. We are engaged in various kinds of routine litigation which, in our judgment, is not material to the Variable Account.

Experts

Actuarial matters concerning the Policy have been examined by Georges C. Rouhart, FSA, MAAA, Product Officer.

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Registration Statements

This prospectus is part of a registration statement that has been filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the Policy. It does not contain all of the information set forth in the registration statement and the exhibits filed as part of the registration statement. You should refer to the registration statement for further information concerning the Variable Account, Sun Life of Canada (U.S.), the mutual fund investment options and the Policy.

Financial Statements

Our financial statements, provided in the Statement of Additional Information, should be considered only as bearing on our ability to meet our obligations with respect to the death benefit and our assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Variable Account. Instructions on how to obtain the Statement of Additional Information are provided on the last page of this prospectus.

Appendix A
Glossary of Terms

Account Value-The sum of the amounts in each Sub-Account of the Variable Account and the Fixed Account Option with respect to a Policy.

Anniversary-The same day in each succeeding year as the day of the year corresponding to the policy date.

Attained Age-The Insured's Issue Age plus the number of completed Policy Years.

Business Day-Any day that we are open for business.

Cash Value-Account Value less any surrender charges.

Cash Surrender Value-The Cash Value decreased by the balance of any outstanding Policy Debt.

Class-The risk and underwriting classification of the Insured.

Due Proof-Such evidence as we may reasonably require in order to establish that a benefit is due and payable.

Effective Date of Coverage-Initially, the Investment Start Date; with respect to any increase in the Specified Face Amount, the Anniversary that falls on or next follows the date we approve the supplemental application for that increase; with respect to any decrease in the Specified Face Amount, the Monthly Anniversary Day that falls on or next follows the date we receive your request.

Expense Charges Applied to Premium-A percentage charge deducted from each premium payment.

Fixed Account Option-The portion of the Account Value funded by assets invested in our general account.

Fund-A mutual fund portfolio in which a Sub-Account invests.

Initial Premium-The amount necessary to put the coverage in force.

Insured-The person on whose life a Policy is issued.

Investment Options-The investment choices consisting of the Sub-Accounts and the Fixed Account Option.

Investment Start Date-The date the first premium is applied, which will be the later of the Issue Date, the policy date or the Valuation Date we receive a premium equal to or in excess of the Minimum Initial Premium.

Issue Age-The Insured's age as of the Insured's birthday nearest the policy date.

Issue Date-The date we produce a Policy from our system as specified in the Policy.

Monthly Anniversary Day-The same day in each succeeding month as the day of the month corresponding to the policy date.

Monthly Cost of Insurance-A deduction made on a monthly basis for the insurance coverage provided by the Policy.

Monthly Expense Charge-A per Policy deduction made on a monthly basis for administration and other expenses.

Mortality and Expense Risk Charge-The annual rate deducted monthly from the Account Value for the mortality and expense risk we assume by issuing the Policy.

Policy Application-The application for a Policy, a copy of which is attached to and incorporated in the Policy.

Policy Debt-The principal amount of any outstanding loan against the Policy, plus accrued but unpaid interest on such loan.

Policy Month-A Policy Month is a one-month period commencing on the policy date or any Monthly Anniversary Day and ending on the next Monthly Anniversary Day.

Policy Proceeds-The amount determined in accordance with the terms of the Policy which is payable at the death of the Insured. This amount is the death benefit, decreased by the amount of any outstanding Policy Debt and any unpaid charges and deductions, and increased by the amounts payable under any supplemental benefits.

Policy Year-A Policy Year is a one-year period commencing on the policy date or any Anniversary and ending on the next Anniversary.

Principal Office-Sun Life Assurance Company of Canada (U.S.), One Sun Life Executive Park, Wellesley Hills, Massachusetts, 02481, or such other address as we may hereafter specify to you by written notice.

Processing Date-The first Valuation Date on or next following a Monthly Anniversary Day.

Specified Face Amount-The amount of life insurance coverage you request as specified in the Policy.

Sub-Accounts-Sub-accounts into which the assets of the Variable Account are divided, each of which corresponds to an investment choice available to you.

Unit-A unit of measurement that we use to calculate the value of each Sub-Account.

Unit Value-The value of each Unit of assets in a Sub-Account.

Valuation Date-Any day that benefits vary and on which we, the applicable Fund, and the New York Stock Exchange are open for business and any other day as may be required by the applicable rules and regulations of the Securities and Exchange Commission.

Valuation Period-The period of time from one determination of Unit Values to the next following determination of Unit Values. We will determine Unit Values for each Valuation Date as of the close of the New York Stock Exchange on that Valuation Date.

Variable Account-Sun Life of Canada (U.S.) Variable Account I.

Appendix B
Table of Death Benefit Percentages

Age	Applicable Percentage	Age	Applicable Percentage
20	250%	60	130%
21	250%	61	128%
22	250%	62	126%
23	250%	63	124%
24	250%	64	122%
25	250%	65	120%
26	250%	66	119%
27	250%	67	118%
28	250%	68	117%
29	250%	69	116%
30	250%	70	115%
31	250%	71	113%
32	250%	72	111%
33	250%	73	109%
34	250%	74	107%
35	250%	75	105%
36	250%	76	105%
37	250%	77	105%
38	250%	78	105%
39	250%	79	105%
40	250%	80	105%
41	243%	81	105%
42	236%	82	105%
43	229%	83	105%
44	222%	84	105%
45	215%	85	105%
46	209%	86	105%
47	203%	87	105%
48	197%	88	105%
49	191%	89	105%
50	185%	90	105%
51	178%	91	104%
52	171%	92	103%
53	164%	93	102%
54	157%	94	101%
55	150%	95+	100%
56	146%
57	142%
58	138%
59	134%

Appendix C
Privacy Policy

Introduction

At the Sun Life Financial group of companies, protecting your privacy is important to us. Whether you are an existing customer or considering a relationship with us, we recognize that you have an interest in how we may collect, use and share information about you.

Sun Life Financial has a long tradition of safeguarding the privacy of its customers' information. We understand and appreciate the trust and confidence you place in us, and we take seriously our obligation to maintain the confidentiality and security of your personal information.

We invite you to review this Privacy Policy which outlines how we use and protect that information.

Collection of Nonpublic Personal Information by Sun Life Financial

Collecting personal information from you is essential to our ability to offer you high-quality investment, retirement and insurance products. When you apply for a product or service from us, we need to obtain information from you to determine whether we can provide it to you. As part of that process, we may collect information about you, known as nonpublic personal information, from the following sources:
-	Information we receive from you on applications or other forms, such as your name, address, social security number and date of birth;
-	Information about your transactions with us, our affiliates or others, such as other life insurance policies or annuities that you may own; and
-	Information we receive from a consumer reporting agency, such as a credit report.

Limited Use and Sharing of Nonpublic Personal Information by Sun Life Financial

We use the nonpublic personal information we collect to help us provide the products and services you have requested and to maintain and service your accounts. Once we obtain nonpublic personal information from you, we do not disclose it to any third party except as permitted or required by law.

We may share your nonpublic personal information within Sun Life Financial to help us develop innovative financial products and services and to allow our member companies to inform you about them. The Sun Life Financial group of companies provides a wide variety of financial products and services including individual life insurance, individual fixed and variable annuities and group life, disability, and medical stop-loss insurance.

We also may disclose your nonpublic personal information to companies that help in conducting our business or perform services on our behalf, or to other financial institutions with which we have joint marketing agreements. Sun Life Financial is highly selective in choosing these companies, and we require them to comply with strict standards regarding the security and confidentiality of our customers' nonpublic personal information. These companies may use and disclose the information provided to them only for the purpose for which it is provided, as permitted by law.

There also may be times when Sun Life Financial is required to disclose its customers' nonpublic personal information, such as when complying with federal, state or local laws, when responding to a subpoena, or when complying with an inquiry by a governmental agency or regulator.

Our Treatment of Information About Former Customers

Our protection of your nonpublic personal information extends beyond the period of your customer relationship with us. If your customer relationship with us ends, we will not disclose your information to nonaffiliated third parties other than as permitted or required by law.

Security of Your Nonpublic Personal Information

We maintain physical, electronic and procedural safeguards that comply with federal and state regulations to safeguard your nonpublic personal information from unauthorized use or improper access.

Employee Access to Your Nonpublic Personal Information

We restrict access to your nonpublic personal information to those employees who have a business need to know that information in order to provide products or services to you or to maintain your accounts. Our employees are governed by a strict code of conduct and are required to maintain the confidentiality of customer information.

The following Sun Life Financial member companies have adopted this Notice. Other Sun Life Financial affiliated companies have adopted their own privacy policies. Please check their websites for details.

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Insurance Companies	Distributors/Broker-Dealers/Underwriters

Sun Life Assurance Company of Canada	Clarendon Insurance Agency, Inc.
Sun Life Assurance Company of Canada (U.S.)	Sun Life Financial Distributors, Inc.
Sun Life Insurance and Annuity Company of New York	IFMG of Oklahoma, Inc.
Independence Life and Annuity Company	IFS Agencies, Inc.
(including the separate accounts of these companies)	IFS Agencies of Alabama, Inc.
IFS Agencies of New Mexico, Inc.
IFS Insurance Agencies of Ohio, Inc.
IFS Insurance Agencies of Texas, Inc.
Independent Financial Marketing Group, Inc.
IFMG Securities, Inc.
LSC Insurance Agency of Arizona, Inc.

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The SAI includes additional information about Sun Life of Canada (U.S.) Variable Account I and is incorporated herein by reference. The SAI and personalized illustrations of death benefits, cash surrender values and cash values are available upon request, at no charge. You may make inquiries about the Policy, request an SAI and request a personalized illustration by calling 1-800-700-6554.

You can review and copy the complete registration statement (including the SAI) which contains additional information about us, the Policy and the Variable Account at the SEC's Public Reference Room in Washington, D.C. To find out more about this public service, call the Securities and Exchange Commission at 202-942-8090. Reports and other information about the Policy and its mutual fund investment options are also available on the SEC's website (www.sec.gov), or you can receive copies of this information, for a duplication fee, by writing the Public Reference Section, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, D.C. 20549-0102.

Investment Company Act File No. 811-09137 FUT946-04
PART B

STATEMENT OF ADDITIONAL INFORMATION
FUTURITY ACCUMULATOR II VUL
VARIABLE UNIVERSAL LIFE POLICY
SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

	May 1, 2006

This Statement of Additional Information (SAI) is not a prospectus but it relates to, and should be read in conjunction with, the Futurity Accumulator II Variable Universal Life Insurance prospectus, dated May 1, 2006. The SAI is incorporated by reference into the prospectus. The prospectus is available, at no charge, by writing Sun Life Assurance Company of Canada (U.S.)("the Company") at One Sun Life Executive Park, Wellesley Hills, MA 02481 or calling 1-800-700-6554.

TABLE OF CONTENTS

THE COMPANY AND THE VARIABLE ACCOUNT	2
CUSTODIAN	2
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	2
DISTRIBUTION AND UNDERWRITING OF POLICY	3
THE POLICY	4
FINANCIAL STATEMENTS OF SEPARATE ACCOUNT I	5
FINANCIAL STATEMENTS OF THE COMPANY	43

THE COMPANY AND THE VARIABLE ACCOUNT

Sun Life Financial Inc. ("Sun Life Financial"), a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York and Philippine stock exchanges, is the ultimate corporate parent of Sun Life (U.S.). Sun Life Financial ultimately controls Sun Life (U.S.) through the following intervening holding company subsidiaries: Sun Life of Canada (U.S.) Holdings, Inc., Sun Life Financial (U.S.) Investments LLC, Sun Life Financial (U.S.) Holdings, Inc., Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc., and Sun Life Financial Corp. Sun Life of Canada (U.S.) Variable Account I was established in accordance with Delaware law on December 1, 1998 and is registered as a unit investment trust.

CUSTODIAN

We are the Custodian of the assets of the Variable Account. We will purchase Fund shares at net asset value in connection with amounts allocated to the Sub-Accounts in accordance with your instructions, and we will redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account, paying charges relative to the Variable Account or making adjustments for reserves held in the Variable Account.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

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The consolidated financial statements of Sun Life Assurance Company of Canada (U.S.) that are included in the Statement of Additional Information have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as stated in their report appearing therein (which report, dated March 23, 2006, accompanying such financial statements expresses an unqualified opinion and includes an explanatory paragraph relating to the adoption of the American Institute of Certified Public Accountants' Statement of Position 03-01, Accounting and Reporting by Insurance Enterprises of Certain Nontraditional Long-Duration Contracts and for Separate Accounts, effective January 1, 2004, the adoption of provisions of FASB Interpretation No. 46, Consolidation of Variable Interest Entities, and the adoption of provisions of FASB Interpretation No 46R, Consolidation of Variable Interest Entities, effective December 31, 2003 as described in Note 1), and have been included on their authority as experts in accounting and auditing. Their office is located at 200 Berkeley St, Boston, Massachusetts.

The financial statements of Sun Life of Canada (U.S.) Variable Account I that are included in the Statement of Additional Information have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as stated in their report appearing therein (which report dated April 7, 2006 accompanying the financial statements of Sun Life of Canada (U.S.) Variable Account I expresses an unqualified opinion) and have been included on their authority as experts in accounting and auditing.

	DISTRIBUTION AND UNDERWRITING OF THE POLICY

The Policy is offered on a continuous basis. The Policy is sold by licensed insurance agents ("Selling Agents") in those states where the Policy may be lawfully sold. Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms ("Selling Broker-Dealers") registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into selling agreements with the Company and our general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

The Company (or its affiliates, for the purposes of this section only, collectively, "the Company"), pays the Selling Broker-Dealers compensation for the promotion and sale of the Policy. The Selling Agents who solicit sales of the Policy typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Policy Owner or the Separate Account. The Company intends to recoup this compensation through fees and charges imposed under the Policy, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

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The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 105% of target premium, which will vary based on the Insured's age, sex and rating class, plus 4% of any excess premium payments. In Policy Years two through ten, commissions will not exceed 15% of premium paid and will not exceed 1% of premium paid in Policy Years eleven and thereafter. In Policy Year three and thereafter, up to 0.10% of the Account Value of the Sub-Accounts per annum will be paid to Selling Broker-Dealers.

The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by NASD rules and other applicable laws and regulations.


The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries, including, in some cases, payments to affiliates of the Company such as Sun Life Financial Distributors, Inc., in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. These allowances may be based on a percentage of premium, a percentage of Account Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level of and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company's products on the Selling Broker-Dealer's preferred or recommended list, access to the Selling Broker-Dealer's registered representatives for purposes of promoting sales of the Company's products, assistance in training and education for the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealer's actual aggregate sales of our variable policies (including the Policy), in most cases not to exceed 3% of aggregated sales attributable to the Selling Broker-Dealer and/or may be a fixed dollar amount.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with our purchase of the Policy.

THE POLICY

To apply for a Policy, you must submit an application to our Principal Office. We will then follow underwriting procedures designed to determine the insurability of the proposed Insured. We offer the Policy on a regular (or medical) underwriting and simplified underwriting basis. We may require medical examinations and further information before the proposed application is approved. Simplified underwriting is available to certain groups of insureds, with all Insureds meeting certain other underwriting requirements. We must pre-approve any simplified underwriting arrangements. Proposed Insureds must be acceptable risks based on our underwriting limits and standards. A Policy cannot be issued until the underwriting process has been completed to our satisfaction. We reserve the right to reject an application that does not meet our underwriting requirements or to apply extra charges for the underwriting classification for an Insured which will result in increased Monthly Cost of Insurance charges. The cost of insurance charges are based on the 1980 Commissioner's Standard Ordinary Mortality Table.

Expense Charges Applied to Premium. We deduct charges from each premium payment for our federal, state and local tax obligations. The current charge is 5.25%. The guaranteed maximum charge is 7.25%.

Increase in Face Amount. After the first policy anniversary, you may request an increase in the Specified Face Amount. You must provide satisfactory evidence of the Insured's insurability. Once requested, an increase will become effective at the next policy anniversary following our approval of your request. The Policy does not allow for an increase if the Insured's Attained Age is greater than 80 on the effective date of the increase.

If there are increases in the Specified Face Amount other than increases caused by changes in the death benefit option, the cost of insurance charge is determined separately for the initial Specified Face Amount and each increase in the Specified Face Amount. In calculating the net amount at risk, your Account Value will first be allocated to the initial death benefit and then to each increase in the Specified Face Amount in the order in which the increases were made.

FINANCIAL STATEMENTS

The financial statements of the Variable Account and Sun Life Assurance Company of Canada (U.S.) are included in this Statement of Additional Information. The consolidated financial statements of Sun Life Assurance Company of Canada (U.S.) are provided as relevant to its ability to meet its financial obligations under the Policies and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

Sun Life of Canada (U.S.) Variable Account I Statements of Condition - December 31, 2005
Assets:	Shares	Cost	Value
Investments in mutual funds: AIM Variable Insurance Funds, Inc. V.I. Capital Appreciation Fund ("AIM1")	47,989	$ 964,744	$ 1,184,367
V.I. Growth Fund ("AIM2") (c)	40,643	514,509	701,088
V.I. Core Equity Fund ("AIM3") (c)	42,902	813,814	1,006,051
V.I. International Growth Fund ("AIM4")	134,169	2,252,073	3,108,700
V.I. Premier Equity Fund ("AIM5") (c)	33,203	610,059	741,083
V.I. Dynamics Fund ("IV1") (c) (d)	20,919	221,727	308,975
V.I. Small Company Growth Fund ("IV2") (c) (d)	23,081	292,025	374,143
The Alger American Fund Growth Portfolio ("AL1")	10,934	386,749	429,169
Income and Growth Portfolio ("AL2")	38,675	377,104	397,580
Small Capitalization Portfolio ("AL3")	5,543	91,420	131,262
Mid Cap Growth Portfolio ("AL4") (b)	13,840	286,016	303,096
Goldman Sachs Variable Insurance Trust CORE Small Cap Equity Fund ("GS2")	24,992	339,567	348,139
CORE US Equity Fund ("GS3")	115,288	1,304,510	1,513,737
Growth and Income Fund ("GS4")	37,461	409,616	448,410
International Equity Fund ("GS5")	97,231	897,142	1,171,628
Mid Cap Value Fund ("GS8") (b)	88,545	1,395,738	1,375,110
MFS/Sun Life Series Trust Capital Appreciation Series ("CAS") (c)	16,013	250,823	309,208
Massachusetts Investors Trust Series ("CGS")	53,352	1,349,070	1,608,566
Emerging Growth Series ("EGS") (c)	29,460	353,360	503,177
Government Securities Series ("GSS")	226,225	2,986,787	2,904,730
High Yield Series ("HYS")	395,905	2,691,196	2,704,033
Massachusetts Investors Growth Stock Series ("MIS")	125,763	1,102,190	1,229,966
New Discovery Series ("NWD")	84,359	1,036,397	1,210,548
Total Return Series ("TRS")	238,828	4,102,211	4,561,624
Utilities Series ("UTS")	59,035	843,481	1,069,705
Value Series ("EIS") (b)	81,131	1,255,563	1,322,436
OCC Accumulation Trust Equity Portfolio ("OP 1")	16,406	577,765	629,649
Mid Cap Portfolio ("OP2")	7,502	104,336	119,509
Small Cap Portfolio ("OP3")	10,912	318,767	341,336
Managed Portfolio ("OP4")	564	22,367	24,280
Sun Capital Advisers Trust Sun Capital Money Market Fund ("SCA1")	1,774,297	1,774,299	1,774,297
Sun Capital Investment Grade Bond Fund ("SCA2")	293,162	2,924,929	2,849,531
Sun Capital Real Estate Fund ("SCA3")	175,235	2,735,588	3,294,424
Sun Capital Blue Chip Mid-Cap Fund ("SCA5")	134,217	2,135,358	2,764,866
Sun Capital Davis Venture Value Fund ("SCA7")	252,935	2,416,889	2,923,925
Sun Capital Value Small Cap Fund ("SCB")	132,888	1,864,596	1,832,530
Sun Capital All Cap Fund ("SCM")	9,221	109,040	96,545
AllianceBernstein Variable Product Series Fund, Inc. (a) VP Global Technology Portfolio ("AN2") (c)	11,051	149,639	172,732
VP Growth and Income Portfolio ("AN3")	146,188	3,116,706	3,603,531
Fidelity Variable Insurance Products Fund Fidelity VIP Index 500 Portfolio ("FL4")	73,897	9,026,652	10,454,905
Fidelity VIP Money Market Portfolio ("FL5")	11,884,328	11,884,328	11,884,328
Fidelity VIP ContrafundTM Portfolio ("FL6")	153,893	3,724,511	4,759,899
Fidelity VIP Overseas Portfolio ("FL7")	225,405	3,380,908	4,625,303
Fidelity VIP Growth Portfolio ("FL8")	33,779	1,004,087	1,133,632
Franklin Templeton Variable Insurance Products Trust Franklin Templeton Growth Securities Fund ("FTG")	72,945	864,799	1,007,375
Franklin Templeton Foreign Securities Fund ("FTI")	280,923	3,664,198	4,388,017

See notes to financial statements
Sun Life of Canada (U.S.) Variable Account I Statements of Condition - December 31, 2005 - continued
Assets:	Shares	Cost	Value
PIMCO Variable Insurance Trust PIMCO High Yield Portfolio ("PHY")	119,157	974,429	975,892
PIMCO Emerging Markets Bond Portfolio ("PMB")	121,193	1,588,441	1,655,494
PIMCO Real Return Portfolio ("PRR")	119,803	1,531,845	1,520,305
PIMCO Total Return Portfolio ("PTR")	334,672	3,498,351	3,427,039
PIMCO Low Duration Fund ("PLD") (b)	454,672	4,678,907	4,587,637
Scudder VIT Funds Scudder VIT Small Cap Index Fund ("SSC")	155,878	1,960,880	2,243,091
Scudder VIT EAFE Equity Index Fund ("SEE") (e)	-	-	-
Scudder Variable Series II SVS Dreman Small Cap Value Portfolio ("SCV") (b)	44,995	836,059	898,990
Delaware Variable Insurance Products Trust VIP Growth Opportunities Series ("DGO") (b)	7,112	119,909	126,460
Dreyfus Investment Portfolios MidCap Stock Portfolio ("DMC") (b)	161,337	2,602,633	3,089,604
Lord Abbett Series Fund, Inc. Growth and Income Portfolio ("LA1") (b)	26,305	708,545	688,141
Mid-Cap Value Portfolio ("LA2") (b)	56,268	1,157,064	1,186,695
Oppenheimer Variable Account Funds Capital Appreciation Fund ("OCF") (b)	7,296	266,983	281,027
Van Kampen Life Insurance Trust LIT Growth & Income Portfolio ("VGI") (b)	18,375	354,707	376,511
T. Rowe Price Equity Series, Inc. T.Rowe Price Blue Chip Growth Portfolio ("TBC") (b)	251,243	2,103,572	2,416,956
Net Assets:		$ 101,309,978	$ 113,120,987
  Effective May 1, 2003, Alliance Variable Products Series Fund, Inc. is renamed to AllianceBernstein Variable Product Series Fund, Inc..
  The effective date of these investment options in Variable Account I is August 6, 2004.
  On and after August 6, 2004, this fund was not open to new premiums or transfers.
  Effective October 15, 2004, INVESCO Variable Investment Funds, Inc. was renamed AIM Variable Insurance Funds. INVESCO VIF Dynamics Fund is renamed AIM V.I. Dynamics Fund and INVESCO VIF Small Company Growth Fund is renamed AIM V.I. Small Company Growth Fund.
  The Board of Scudder VIT EAFE Equity Index Fund voted to terminate and liquidate the fund effective July 25, 2005. Investments held in the fund on the date of liquidation were transferred to the Fidelity VIP Money Market Portfolio.

See notes to financial statements
Sun Life of Canada (U.S.) Variable Account I Statements of Condition - December 31, 2005 - continued
Net Assets Applicable to Contract Owners:	Units	Value
Futurity Variable Universal Life Contracts: AIM Variable Insurance Funds, Inc. V.I. Capital Appreciation Fund ("AIM1")	124,767	$ 1,184,367
V.I. Growth Fund ("AIM2") (c)	96,843	701,088
V.I. Core Equity Fund ("AIM3") (c)	115,293	1,006,051
V.I. International Growth Fund ("AIM4")	240,420	3,108,700
V.I. Premier Equity Fund ("AIM5") (c)	87,260	741,083
V.I. Dynamics Fund ("IV1") (c) (d)	34,056	308,975
V.I. Small Company Growth Fund ("IV2") (c) (d)	41,152	374,143
The Alger American Fund Growth Portfolio ("AL1")	51,150	429,169
Income and Growth Portfolio ("AL2")	43,301	397,580
Small Capitalization Portfolio ("AL3")	12,298	131,262
Mid Cap Growth Portfolio ("AL4") (b)	21,906	303,096
Goldman Sachs Variable Insurance Trust CORE Small Cap Equity Fund ("GS2")	19,634	348,139
CORE US Equity Fund ("GS3")	145,363	1,513,737
Growth and Income Fund ("GS4")	39,112	448,410
International Equity Fund ("GS5")	110,987	1,171,628
Mid Cap Value Fund ("GS8") (b)	101,376	1,375,110
MFS/Sun Life Series Trust Capital Appreciation Series ("CAS") (c)	39,568	309,208
Massachusetts Investors Trust Series ("CGS")	160,325	1,608,566
Emerging Growth Series ("EGS") (c)	61,332	503,177
Government Securities Series ("GSS")	228,634	2,904,730
High Yield Series ("HYS")	200,681	2,704,033
Massachusetts Investors Growth Stock Series ("MIS")	148,002	1,229,966
New Discovery Series ("NWD")	123,740	1,210,548
Total Return Series ("TRS")	350,371	4,561,624
Utilities Series ("UTS")	82,133	1,069,705
Value Series ("EIS") (b)	107,101	1,322,436
OCC Accumulation Trust Equity Portfolio ("OP 1")	49,614	629,649
Mid Cap Portfolio ("OP2")	4,728	119,509
Small Cap Portfolio ("OP3")	17,428	341,336
Managed Portfolio ("OP4")	2,037	24,280
Sun Capital Advisers Trust Sun Capital Money Market Fund ("SCA1")	157,841	1,774,297
Sun Capital Investment Grade Bond Fund ("SCA2")	215,554	2,849,531
Sun Capital Real Estate Fund ("SCA3")	139,612	3,294,424
Sun Capital Blue Chip Mid-Cap Fund ("SCA5")	171,043	2,764,866
Sun Capital Davis Venture Value Fund ("SCA7")	241,536	2,923,925
Sun Capital Value Small Cap Fund ("SCB")	132,167	1,832,530
Sun Capital All Cap Fund ("SCM")	7,018	96,545
AllianceBernstein Variable Product Series Fund, Inc. (a) VP Global Technology Portfolio ("AN2") (c)	24,780	172,732
VP Growth and Income Portfolio ("AN3")	334,161	3,603,531
Fidelity Variable Insurance Products Fund Fidelity VIP Index 500 Portfolio ("FL4")	1,030,028	10,454,905
Fidelity VIP Money Market Portfolio ("FL5")	1,092,670	11,884,328
Fidelity VIP ContrafundTM Portfolio ("FL6")	326,818	4,759,899
Fidelity VIP Overseas Portfolio ("FL7")	370,882	4,625,303
Fidelity VIP Growth Portfolio ("FL8")	133,080	1,133,632
Franklin Templeton Variable Insurance Products Trust Franklin Templeton Growth Securities Fund ("FTG")	56,779	1,007,375
Franklin Templeton Foreign Securities Fund ("FTI")	242,295	4,388,017

See notes to financial statements
Sun Life of Canada (U.S.) Variable Account I Statements of Condition - December 31, 2005 - continued
Net Assets Applicable to Contract Owners:	Units	Value
PIMCO Variable Insurance Trust PIMCO High Yield Portfolio ("PHY")	64,013	975,892
PIMCO Emerging Markets Bond Portfolio ("PMB")	86,740	1,655,494
PIMCO Real Return Portfolio ("PRR")	124,133	1,520,305
PIMCO Total Return Portfolio ("PTR")	296,124	3,427,039
PIMCO Low Duration Fund ("PLD") (b)	452,259	4,587,637
Scudder VIT Funds Scudder VIT Small Cap Index Fund ("SSC")	118,476	2,243,091
Scudder VIT EAFE Equity Index Fund ("SEE") (e)	-	-
Scudder Variable Series II SVS Dreman Small Cap Value Portfolio ("SCV") (b)	66,869	898,990
Delaware Variable Insurance Products Trust VIP Growth Opportunities Series ("DGO") (b)	9,097	126,460
Dreyfus Investment Portfolios MidCap Stock Portfolio ("DMC") (b)	234,302	3,089,604
Lord Abbett Series Fund, Inc. Growth and Income Portfolio ("LA1") (b)	57,041	688,141
Mid-Cap Value Portfolio ("LA2") (b)	90,528	1,186,695
Oppenheimer Variable Account Funds Capital Appreciation Fund ("OCF") (b)	23,682	281,027
Van Kampen Life Insurance Trust LIT Growth & Income Portfolio ("VGI") (b)	29,484	376,511
T. Rowe Price Equity Series, Inc. T.Rowe Price Blue Chip Growth Portfolio ("TBC") (b)	196,686	2,416,956
Net Assets Applicable to Contract Holders		$ 113,120,987

  Effective May 1, 2003, Alliance Variable Products Series Fund, Inc. is renamed to AllianceBernstein Variable Product Series Fund, Inc.
  The effective date of these investment options in Variable Account I is August 6, 2004.
  On and after August 6, 2004, this fund was not open to new premiums or transfers.
  Effective October 15, 2004, INVESCO Variable Investment Funds, Inc. was renamed AIM Variable Insurance Funds. INVESCO VIF Dynamics Fund is renamed AIM V.I. Dynamics Fund and INVESCO VIF Small Company Growth Fund is renamed AIM V.I. Small Company Growth Fund.
  The Board of Scudder VIT EAFE Equity Index Fund voted to terminate and liquidate the fund effective July 25, 2005. Investments held in the fund on the date of liquidation were transferred to the Fidelity VIP Money Market Portfolio.

See notes to financial statements
Sun Life of Canada (U.S.) Variable Account I Statements of Operations - For the Year Ended December 31, 2005 Income:	AIM1 Sub-Account	AIM2 (c) Sub-Account	AIM3 (c) Sub-Account
Dividend income	$ 722	$ -	$ 15,192
Realized and unrealized gains (losses) on investment transactions: Realized gains (losses) on sale of fund shares	$ 24,171	$ 14,057	$ 23,072
Realized gain distributions	-	-	-
Net realized gains (losses)	$ 24,171	$ 14,057	$ 23,072
Change in unrealized appreciation (depreciation) during year	73,371	35,086	12,644
Increase (Decrease) in Net Assets from Operations	$ 98,264	$ 49,143	$ 50,908
Income:	AIM4 Sub-Account	AIM5 (c) Sub-Account	IV1 (c) Sub-Account
Dividend income	$ 18,574	$ 6,160	$ -
Realized and unrealized gains (losses) on investment transactions: Realized gains (losses) on sale of fund shares	$ 124,286	$ 15,735	$ 13,308
Realized gain distributions	-	-	-
Net realized gains (losses)	$ 124,286	$ 15,735	$ 13,308
Change in unrealized appreciation (depreciation) during year	305,177	17,088	16,726
Increase (Decrease) in Net Assets from Operations	$ 448,037	$ 38,983	$ 30,034
Income:	IV2 (c) Sub-Account	AL1 Sub-Account	AL2 Sub-Account
Dividend income	$ -	$ 1,189	$ 4,786
Realized and unrealized gains (losses) on investment transactions: Realized gains (losses) on sale of fund shares	$ 27,766	$ (15,274)	$ 2,591
Realized gain distributions	-	-	-
Net realized gains (losses)	$ 27,766	$ (15,274)	$ 2,591
Change in unrealized appreciation (depreciation) during year	(11,177)	61,686	6,274
Increase (Decrease) in Net Assets from Operations	$ 16,589	$ 47,601	$ 13,651
Income:	AL3 Sub-Account	AL4 Sub-Account	GS2 Sub-Account
Dividend income	$ -	$ -	$ 825
Realized and unrealized gains (losses) on investment transactions: Realized gains (losses) on sale of fund shares	$ 7,241	$ 5,391	$ 19,789
Realized gain distributions	-	5,394	30,531
Net realized gains (losses)	$ 7,241	$ 10,785	$ 50,320
Change in unrealized appreciation (depreciation) during year	12,458	12,315	(32,174)
Increase (Decrease) in Net Assets from Operations	$ 19,699	$ 23,100	$ 18,971
(c) On and after August 6, 2004, this fund was not open to new premiums or transfers.

See notes to financial statements
Sun Life of Canada (U.S.) Variable Account I Statements of Operations - For the Year Ended December 31, 2005 - continued Income:	GS3 Sub-Account	GS4 Sub-Account	GS5 Sub-Account
Dividend income	$ 11,573	$ 7,398	$ 3,496
Realized and unrealized gains (losses) on investment transactions: Realized gains (losses) on sale of fund shares	$ 60,289	$ 22,834	$ 45,667
Realized gain distributions	-	-	-
Net realized gains (losses)	$ 60,289	$ 22,834	$ 45,667
Change in unrealized appreciation (depreciation) during year	29,850	(14,875)	94,921
Increase (Decrease) in Net Assets from Operations	$ 101,712	$ 15,357	$ 144,084
Income:	GS8 Sub-Account	CAS (c) Sub-Account	CGS Sub-Account
Dividend income	$ 6,987	$ 1,959	$ 13,824
Realized and unrealized gains (losses) on investment transactions: Realized gains (losses) on sale of fund shares	$ 13,286	$ (5,317)	$ 156,623
Realized gain distributions	117,193	-	-
Net realized gains (losses)	$ 130,479	$ (5,317)	$ 156,623
Change in unrealized appreciation (depreciation) during year	(26,409)	(968)	(47,497)
Increase (Decrease) in Net Assets from Operations	$ 111,057	$ (4,326)	$ 122,950
Income:	EGS (c) Sub-Account	GSS Sub-Account	HYS Sub-Account
Dividend income	$ -	$ 122,942	$ 205,464
Realized and unrealized gains (losses) on investment transactions: Realized gains (losses) on sale of fund shares	$ 58,615	$ (12,177)	$ 19,842
Realized gain distributions	-	-	-
Net realized gains (losses)	$ 58,615	$ (12,177)	$ 19,842
Change in unrealized appreciation (depreciation) during year	(16,651)	(49,891)	(170,323)
Increase (Decrease) in Net Assets from Operations	$ 41,964	$ 60,874	$ 54,983
Income:	MIS Sub-Account	NWD Sub-Account	TRS Sub-Account
Dividend income	$ 5,971	$ -	$ 111,567
Realized and unrealized gains (losses) on investment transactions: Realized gains (losses) on sale of fund shares	$ 86,870	$ 63,825	$ 25,170
Realized gain distributions	-	-	107,336
Net realized gains (losses)	$ 86,870	$ 63,825	$ 132,506
Change in unrealized appreciation (depreciation) during year	(42,513)	(17,125)	(109,392)
Increase (Decrease) in Net Assets from Operations	$ 50,328	$ 46,700	$ 134,681
(c) On and after August 6, 2004, this fund was not open to new premiums or transfers.

See notes to financial statements
Sun Life of Canada (U.S.) Variable Account I Statements of Operations - For the Year Ended December 31, 2005 - continued Income:	UTS Sub-Account	EIS Sub-Account	OP1 Sub-Account
Dividend income	$ 8,481	$ 13,339	$ 2,504
Realized and unrealized gains (losses) on investment transactions: Realized gains (losses) on sale of fund shares	$ 108,562	$ 16,031	$ 1,464
Realized gain distributions	-	-	-
Net realized gains (losses)	$ 108,562	$ 16,031	$ 1,464
Change in unrealized appreciation (depreciation) during year	8,804	37,060	37,819
Increase (Decrease) in Net Assets from Operations	$ 125,847	$ 66,430	$ 41,787
Income:	OP2 Sub-Account	OP3 Sub-Account	OP4 Sub-Account
Dividend income	$ -	$ -	$ 309
Realized and unrealized gains (losses) on investment transactions: Realized gains (losses) on sale of fund shares	$ 4,531	$ (6,529)	$ (30)
Realized gain distributions	5,666	56,345	836
Net realized gains (losses)	$ 10,197	$ 49,816	$ 806
Change in unrealized appreciation (depreciation) during year	9,179	(59,134)	172
Increase (Decrease) in Net Assets from Operations	$ 19,376	$ (9,318)	$ 1,287
Income:	SCA1 Sub-Account	SCA2 Sub-Account	SCA3 Sub-Account
Dividend income	$ 49,235	$ 124,232	$ 47,998
Realized and unrealized gains (losses) on investment transactions: Realized gains (losses) on sale of fund shares	$ 2	$ (3,356)	$ 120,470
Realized gain distributions	-	27,579	258,242
Net realized gains (losses)	$ 2	$ 24,223	$ 378,712
Change in unrealized appreciation (depreciation) during year	(2)	(97,024)	(141,735)
Increase (Decrease) in Net Assets from Operations	$ 49,235	$ 51,431	$ 284,975
Income:	SCA5 Sub-Account	SCA7 Sub-Account	SCB Sub-Account
Dividend income	$ 2,222	$ 18,621	$ -
Realized and unrealized gains (losses) on investment transactions: Realized gains (losses) on sale of fund shares	$ 99,310	$ 85,808	$ 22,460
Realized gain distributions	62,172	-	231,935
Net realized gains (losses)	$ 161,482	$ 85,808	$ 254,395
Change in unrealized appreciation (depreciation) during year	221,397	141,691	(181,046)
Increase (Decrease) in Net Assets from Operations	$ 385,101	$ 246,120	$ 73,349

See notes to financial statements
Sun Life of Canada (U.S.) Variable Account I Statements of Operations - For the Year Ended December 31, 2005 - continued Income:	SCM Sub-Account	AN2 (c) Sub-Account	AN3 Sub-Account
Dividend income	$ 129	$ -	$ 40,479
Realized and unrealized gains (losses) on investment transactions: Realized gains (losses) on sale of fund shares	$ (1,792)	$ 12,471	$ 88,127
Realized gain distributions	15,969	-	-
Net realized gains (losses)	$ 14,177	$ 12,471	$ 88,127
Change in unrealized appreciation (depreciation) during year	(14,795)	(9,520)	27,752
Increase (Decrease) in Net Assets from Operations	$ (489)	$ 2,951	$ 156,358
Income:	FL4 Sub-Account	FL5 Sub-Account	FL6 Sub-Account
Dividend income	$ 162,201	$ 281,942	$ 5,571
Realized and unrealized gains (losses) on investment transactions: Realized gains (losses) on sale of fund shares	$ 407,301	$ -	$ 137,489
Realized gain distributions	-	-	506
Net realized gains (losses)	$ 407,301	$ -	$ 137,995
Change in unrealized appreciation (depreciation) during year	(101,784)	-	505,989
Increase (Decrease) in Net Assets from Operations	$ 467,718	$ 281,942	$ 649,555
Income:	FL7 Sub-Account	FL8 Sub-Account	FTG Sub-Account
Dividend income	$ 20,393	$ 3,750	$ 9,197
Realized and unrealized gains (losses) on investment transactions: Realized gains (losses) on sale of fund shares	$ 213,565	$ 54,566	$ 22,888
Realized gain distributions	18,354	-	-
Net realized gains (losses)	$ 231,919	$ 54,566	$ 22,888
Change in unrealized appreciation (depreciation) during year	502,265	(157)	45,813
Increase (Decrease) in Net Assets from Operations	$ 754,577	$ 58,159	$ 77,898
Income:	FTI Sub-Account	PHY Sub-Account	PMB Sub-Account
Dividend income	$ 42,109	$ 63,862	$ 70,295
Realized and unrealized gains (losses) on investment transactions: Realized gains (losses) on sale of fund shares	$ 92,359	$ 9,310	$ 3,213
Realized gain distributions	-	-	29,322
Net realized gains (losses)	$ 92,359	$ 9,310	$ 32,535
Change in unrealized appreciation (depreciation) during year	251,136	(36,789)	44,322
Increase (Decrease) in Net Assets from Operations	$ 385,604	$ 36,383	$ 147,152
(c) On and after August 6, 2004, this fund was not open to new premiums or transfers.

See notes to financial statements
Sun Life of Canada (U.S.) Variable Account I Statements of Operations - For the Year Ended December 31, 2005 - continued Income:	PRR Sub-Account	PTR Sub-Account	PLD Sub-Account
Dividend income	$ 42,387	$ 98,312	$ 111,730
Realized and unrealized gains (losses) on investment transactions: Realized gains (losses) on sale of fund shares	$ 9,871	$ 1,811	$ (3,534)
Realized gain distributions	17,213	53,684	11,887
Net realized gains (losses)	$ 27,084	$ 55,495	$ 8,353
Change in unrealized appreciation (depreciation) during year	(39,858)	(86,373)	(78,736)
Increase (Decrease) in Net Assets from Operations	$ 29,613	$ 67,434	$ 41,347
Income:	SSC Sub-Account	SEE (e) Sub-Account	SCV Sub-Account
Dividend income	$ 7,973	$ 6,399	$ 1,890
Realized and unrealized gains (losses) on investment transactions: Realized gains (losses) on sale of fund shares	$ 48,984	$ 43,734	$ 4,990
Realized gain distributions	53,059	-	22,889
Net realized gains (losses)	$ 102,043	$ 43,734	$ 27,879
Change in unrealized appreciation (depreciation) during year	(15,775)	(46,258)	53,056
Increase (Decrease) in Net Assets from Operations	$ 94,241	$ 3,875	$ 82,825
Income:	DGO Sub-Account	DMC Sub-Account	LA1 Sub-Account
Dividend income	$ -	$ 757	$ 6,587
Realized and unrealized gains (losses) on investment transactions: Realized gains (losses) on sale of fund shares	$ 3,009	$ 34,326	$ 3,874
Realized gain distributions	-	10,079	40,247
Net realized gains (losses)	$ 3,009	$ 44,405	$ 44,121
Change in unrealized appreciation (depreciation) during year	3,437	202,570	(30,090)
Increase (Decrease) in Net Assets from Operations	$ 6,446	$ 247,732	$ 20,618
Income:	LA2 Sub-Account	OCF Sub-Account	VGI Sub-Account
Dividend income	$ 5,346	$ 1,995	$ 2,071
Realized and unrealized gains (losses) on investment transactions: Realized gains (losses) on sale of fund shares	$ 17,151	$ 4,132	$ 7,393
Realized gain distributions	73,041	-	4,536
Net realized gains (losses)	$ 90,192	$ 4,132	$ 11,929
Change in unrealized appreciation (depreciation) during year	(6,459)	6,978	8,740
Increase (Decrease) in Net Assets from Operations	$ 89,079	$ 13,105	$ 22,740

(e) The Board of Scudder VIT EAFE Equity Index Fund voted to terminate and liquidate the fund effective July 25, 2005. Investments held in the fund on the date of liquidation were transferred to the Fidelity VIP Money Market Portfolio.

See notes to financial statements
Sun Life of Canada (U.S.) Variable Account I Statements of Operations - For the Year Ended December 31, 2005 - continued Income:	TBC Sub-Account
Dividend income	$ 2,544
Realized and unrealized gains (losses) on investment transactions: Realized gains (losses) on sale of fund shares	$ 26,422
Realized gain distributions	-
Net realized gains (losses)	$ 26,422
Change in unrealized appreciation (depreciation) during year	110,335
Increase (Decrease) in Net Assets from Operations	$ 139,301

Sun Life of Canada (U.S.) Variable Account I Statements of Changes in Net Assets
	AIM1 Sub-Account		AIM2 Sub-Account
	Year Ended Year Ended December 31, December 31, 2005 2004		Year Ended Year Ended December 31, December 31, 2005 2004 (c)
Increase (Decrease) in net assets from operations: Net investment income (loss)	$ 722 $ -		$ - $ -
Net realized gains (losses)	24,171 (7,537)		14,057 12,305
Net change in unrealized gains (losses)	73,371 68,354		35,086 52,633
Increase (Decrease) in net assets from operations	$ 98,264 $ 60,817		$ 49,143 $ 64,938
Contract Owner Transactions: Accumulation Activity: Purchase payments received	$ 196,315 $ 180,617		$ 12,662 $ 89,312
Net transfers between sub-accounts and fixed accounts	40,377 41,465		(18,822) (172,946)
Withdrawals and surrenders	(25,897) (4,987)		(25,525) (47,273)
Mortality and expense risk charges	(6,060) (4,849)		(4,897) (5,736)
Charges for life insurance protection and monthly expense charge	(108,260) (113,033)		(60,725) (100,555)
Net increase (decrease) in net assets from contract owner activity	$ 96,475 $ 99,213		$ (97,307) $ (237, 198)
Total increase (decrease) in net assets	$ 194,739 $ 160,030		$ (48,164) $ (172,260)
Net Assets Beginning of period	989,628 829,598		749,252 921,512
End of period	$ 1,184,367 $ 989,628		$ 701,088 $ 749,252
Unit Transactions: Units Outstanding Beginning of Period	111,629 99,063		112,323 150,908
Units purchased	26,734 24,837		2,014 15,176
Units transferred between sub-accounts	5,499 5,702		(2,994) (29,386)
Units withdrawn, surrendered, and cancelled for contract charges	(19,095) (17,973)		(14,500) (24,375)
Units Outstanding End of Period	124,767 111,629		96,843 112,323

	AIM3 Sub-Account		AIM4 Sub-Account
	Year Ended Year Ended December 31, December 31,		Year Ended Year Ended December 31, December 31,
	2005	2004 (c)	2005	2004
Increase (Decrease) in net assets from operations: Net investment income (loss)	$ 15,192	$ 12,345	$ 18,574	$ 11,896
Net realized gains (losses)	23,072	(17,738)	124,286	176,639
Net change in unrealized gains (losses)	12,644	110,940	305,177	215,982
Increase (Decrease) in net assets from operations	$ 50,908	$ 105,547	$ 448,037	$ 404,517
Contract Owner Transactions: Accumulation Activity: Purchase payments received	$ (580)	$ 107,319	$ 314,878	$ 323,757
Net transfers between sub-accounts and fixed accounts	(172,246)	(147,840)	522,251	(438,181)
Withdrawals and surrenders	(88,643)	(150)	(48,591)	(9,068)
Mortality and expense risk charges	(6,547)	(7,518)	(14,170)	(11,036)
Charges for life insurance protection and monthly expense charge	(74,738)	(96,715)	(191,965)	(163,998)
Net increase (decrease) in net assets from contract owner activity	$ (342,754)	$ (144,904)	$ 582,403	$ (298,526)
Total increase (decrease) in net assets	$ (291,846)	$ (39,357)	$ 1,030,440	$ 105,991
Net Assets Beginning of period	1,297,897	1,337,254	2,078,260	1,972,269
End of period	$ 1,006,051	$ 1,297,897	$ 3,108,700	$ 2,078,260
Unit Transactions: Units Outstanding Beginning of Period	153,704	170,920	191,021	226,906
Units purchased	(65)	12,754	26,708	37,953
Units transferred between sub-accounts	(19,303)	(17,570)	44,297	(51,367)
Units withdrawn, surrendered, and cancelled for contract charges	(19,043)	(12,400)	(21,606)	(22,471)
Units Outstanding End of Period	115,293	153,704	240,420	191,021

(c) On and after August 6, 2004, this fund was not open to new premiums or transfers.
Sun Life of Canada (U.S.) Variable Account I Statements of Changes in Net Assets - continued
	AIM5 Sub-Account		IV1 Sub-Account
	Year Ended Year Ended December 31, December 31, 2005 2004 (c)		Year Ended Year Ended December 31, December 31, 2005 2004 (c)
Increase (Decrease) in net assets from operations: Net investment income (loss)	$ 6,160 $ 3,942		$ - $ -
Net realized gains (losses)	15,735 (27,559)		13,308 16,709
Net change in unrealized gains (losses)	17,088 61,777		16,726 17,821
Increase (Decrease) in net assets from operations	$ 38,983 $ 38,160		$ 30,034 $ 34,530
Contract Owner Transactions: Accumulation Activity: Purchase payments received	$ (222) $ 57,014
$ - $ 54,603
Net transfers between sub-accounts and fixed accounts	(66,703) (3,360)		(11,734) (25,303)
Withdrawals and surrenders	(28,767) (3,953)		(880) (2,231)
Mortality and expense risk charges	(5,073) (5,612)		(1,744) (1,777)
Charges for life insurance protection and monthly expense charge	(66,403) (81,423)		(21,987) (25,513)
Net increase (decrease) in net assets from contract owner activity	$ (167,168) $ (37,334)		$ (36,345) $ (221)
Total increase (decrease) in net assets	$ (128,185) $ 826		$ (6,311) $ 34,309
Net Assets Beginning of period	869,268 868,442		315,286 280,977
End of period	$ 741,083 $ 869,268		$ 308,975 $ 315,286
Unit Transactions: Units Outstanding Beginning of Period	108,115 114,028		38,477 38,780
Units purchased	(28) 8,989		- 74,748
Units transferred between sub-accounts	(8,322) (530)		(1,427) (34,638)
Units withdrawn, surrendered, and cancelled for contract charges	(12,505) (14,372)		(2,994) (40,413)
Units Outstanding End of Period	87,260 108,115		34,056 38,477

	IV2 Sub-Account		AL1 Sub-Account
	Year Ended Year Ended December 31, December 31,		Year Ended Year Ended December 31, December 31,
	2005	2004 (c)	2005	2004
Increase (Decrease) in net assets from operations: Net investment income (loss)	$ - $ -		$ 1,189	$ -
Net realized gains (losses)	27,766 24,921		(15,274)	(52,953)
Net change in unrealized gains (losses)	(11,177) 20,786		61,686	74,335
Increase (Decrease) in net assets from operations	$ 16,589 $ 45,707		$ 47,601	$ 21,382
Contract Owner Transactions: Accumulation Activity: Purchase payments received	$ 41 $ 78,142		$ (2,636)	$ 63
Net transfers between sub-accounts and fixed accounts	(41,461) (29,701)		(89,251)	(74,688)
Withdrawals and surrenders	(572) (4,774)		(17,192)	(3,437)
Mortality and expense risk charges	(2,381) (2,452)		(2,767)	(3,359)
Charges for life insurance protection and monthly expense charge	(33,334) (46,517)		(24,991)	(28,323)
Net increase (decrease) in net assets from contract owner activity	$ (77,707) $ (5,302)		$ (136,837)	$ (109,744)
Total increase (decrease) in net assets	$ (61,118) $ 40,405		$ (89,236)	$ (88,362)
Net Assets Beginning of period			518,405	606,767
435,261 394,856
End of period	$ 374,143 $ 435,261		$ 429,169	$ 518,405
Unit Transactions: Units Outstanding Beginning of Period	50,367 51,985		67,519	82,632
Units purchased	5 23,934		(315)	8
Units transferred between sub-accounts	(4,917) (9,097)		(10,677)	(10,104)
Units withdrawn, surrendered, and cancelled for contract charges	(4,303) (16,455)		(5,377)	(5,017)
Units Outstanding End of Period	41,152 50,367		51,150	67,519

(c) On and after August 6, 2004, this fund was not open to new premiums or transfers.

Sun Life of Canada (U.S.) Variable Account I Statements of Changes in Net Assets - continued
	AL2 Sub-Account		AL3 Sub-Account
	Year Ended Year Ended December 31, December 31, 2005 2004		Year Ended Year Ended December 31, December 31, 2005 2004
Increase (Decrease) in net assets from operations: Net investment income (loss)	$ 4,786 $ 2,972		$ - $ -
Net realized gains (losses)	2,591 (22,757)		7,241 3,468
Net change in unrealized gains (losses)	6,274 47,859		12,458 17,088
Increase (Decrease) in net assets from operations	$ 13,651 $ 28,074		$ 19,699 $ 20,556
Contract Owner Transactions: Accumulation Activity Purchase payments received	$ (963) $ (4)
			$ (812) $ 2
Net transfers between sub-accounts and fixed accounts	(34,389) (108,267)		(6,888) (3,409)
Withdrawals and surrenders	(2,519) (2,380)		(10,384) (410)
Mortality and expense risk charges	(3,043) (3,611)		(762) (809)
Charges for life insurance protection and monthly expense charge	(37,769) (49,218)		(10,511) (11,085)
Net increase (decrease) in net assets from contract owner activity	$ (78,683) $ (163,480)		$ (29,357) $ (15,711)
Total increase (decrease) in net assets	$ (65,032) $ (135,406)		$ (9,658) $ 4,845
Net Assets Beginning of period	462,612 598,018		140,920 136,075
End of period	$ 397,580 $ 462,612		$ 131,262 $ 140,920
Unit Transactions: Units Outstanding Beginning of Period	51,380 72,533		15,537 17,371
Units purchased	(99) -		(90) -
Units transferred between sub-accounts	(3,531) (13,985)		(760) (393)
Units withdrawn, surrendered, and cancelled for contract charges	(4,449) (7,168)		(2,389) (1,441)
Units Outstanding End of Period	43,301 51,380		12,298 15,537

	AL4 Sub-Account		GS2 Sub-Account
	Year Ended Year Ended December 31, December 31,		Year Ended Year Ended December 31, December 31,
	2005	2004 (b)	2005	2004
Increase (Decrease) in net assets from operations: Net investment income (loss)	$ - $ -		$ 825	$ 557
Net realized gains (losses)	10,785 139		50,320	23,528
Net change in unrealized gains (losses)	12,315 4,765		(32,174)	19,797
Increase (Decrease) in net assets from operations	$ 23,100 $ 4,904		$ 18,971	$ 43,882
Contract Owner Transactions: Accumulation Activity: Purchase payments received	$ 28,084 $ 783		$ 43,055	$ 27,291
Net transfers between sub-accounts and fixed accounts	220,775 42,963		12,679	160,058
Withdrawals and surrenders	- -		(29,004)	(847)
Mortality and expense risk charges	(1,100) (48)		(1,470)	(609)
Charges for life insurance protection and monthly expense charge	(15,255) (1,110)		(19,583)	(12,536)
Net increase (decrease) in net assets from contract owner activity	$ 232,504 $ 42,588		$ 5,677	$ 173,357
Total increase (decrease) in net assets	$ 255,604 $ 47,492		$ 24,648	$ 217,239
Net Assets Beginning of period				106,252
	47,492 -		323,491
End of period	$ 303,096 $ 47,492		$ 348,139	$ 323,491
Unit Transactions: Units Outstanding Beginning of Period	3,770 -		19,335	7,278
Units purchased	2,191 69		2,268	1,870
Units transferred between sub-accounts	17,221 3,803		668	10,965
Units withdrawn, surrendered, and cancelled for contract charges	(1,276) (102)		(2,637)	(778)
Units Outstanding End of Period	21,906 3,770		19,634	19,335

Sun Life of Canada (U.S.) Variable Account I Statements of Changes in Net Assets - continued
	GS3 Sub-Account		GS4 Sub-Account
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004
Increase (Decrease) in net assets from operations: Net investment income (loss)	$ 11,573	$ 12,505	$ 7,398	$ 4,992
Net realized gains (losses)	60,289	19,919	22,834	7,373
Net change in unrealized gains (losses)	29,850	122,646	(14,875)	32,342
Increase (Decrease) in net assets from operations	$ 101,712	$ 155,070	$ 15,357	$ 44,707
Contract Owner Transactions: Accumulation Activity: Purchase payments received	$ 184,141	$ 115,488	$ 74,077	$ 64,260
Net transfers between sub-accounts and fixed accounts	105,573	619,282	8,120	149,427
Withdrawals and surrenders	(15,732)	(6,909)	(2,185)	(3,075)
Mortality and expense risk charges	(6,706)	(2,691)	(1,961)	(936)
Charges for life insurance protection and monthly expense charge	(86,573)	(52,539)	(36,200)	(27,860)
Net increase (decrease) in net assets from contract owner activity	$ 180,703	$ 672,631	$ 41,851	$ 181,816
Total increase (decrease) in net assets	$ 282,415	$ 827,701	$ 57,208	$ 226,523
Net Assets Beginning of period	1,231,322	403,621	391,202	164,679
End of period	$ 1,513,737	$ 1,231,322	$ 448,410	$ 391,202
Unit Transactions: Units Outstanding Beginning of Period	123,496	46,161	35,174	17,603
Units purchased	22,283	13,636	6,970	6,170
Units transferred between sub-accounts	12,775	73,118	764	14,348
Units withdrawn, surrendered, and cancelled for contract charges	(13,191)	(9,419)	(3,796)	(2,947)
Units Outstanding End of Period	145,363	123,496	39,112	35,174
	GS5 Sub-Account		GS8 Sub-Account
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004 (b)
Increase (Decrease) in net assets from operations: Net investment income (loss)	$ 3,496	$ 10,239	$ 6,987	$ 2,423
Net realized gains (losses)	45,667	11,076	130,479	39,310
Net change in unrealized gains (losses)	94,921	124,213	(26,409)	5,781
Increase (Decrease) in net assets from operations	$ 144,084	$ 145,528	$ 111,057	$ 47,514
Contract Owner Transactions: Accumulation Activity: Purchase payments received	$ 154,279	$ 133,091	$ 98,505	$ 16,165
Net transfers between sub-accounts and fixed accounts	(15,880)	248,843	769,025	414,646
Withdrawals and surrenders	(28,870)	(7,863)	(4,219)	-
Mortality and expense risk charges	(5,043)	(2,697)	(4,813)	(327)
Charges for life insurance protection and monthly expense charge	(70,595)	(68,916)	(63,263)	(9,180)
Net increase (decrease) in net assets from contract owner activity	$ 33,891	$ 302,458	$ 795,235	$ 421,304
Total increase (decrease) in net assets	$ 177,975	$ 447,986	$ 906,292	$ 468,818
Net Assets Beginning of period	993,653	545,667	468,818	-
End of period	$ 1,171,628	$ 993,653	$ 1,375,110	$ 468,818
Unit Transactions: Units Outstanding Beginning of Period	107,191	64,158	38,922	-
Units purchased	17,280	18,444	7,736	1,494
Units transferred between sub-accounts	(1,779)	34,487	60,396	38,329
Units withdrawn, surrendered, and cancelled for contract charges	(11,705)	(9,898)	(5,678)	(901)
Units Outstanding End of Period	110,987	107,191	101,376	38,922

Sun Life of Canada (U.S.) Variable Account I Statements of Changes in Net Assets - continued
	CAS Sub-Account		CGS Sub-Account
	Year Ended December 31, 2005	Year Ended December 31, 2004 (c)	Year Ended December 31, 2005	Year Ended December 31, 2004
Increase (Decrease) in net assets from operations: Net investment income (loss)	$ 1,959	$ 282	$ 13,824	$ 18,279
Net realized gains (losses)	(5,317)	(15,376)	156,623	(13,008)
Net change in unrealized gains (losses)	(968)	60,681	(47,497)	266,193
Increase (Decrease) in net assets from operations	$ (4,326)	$ 45,587	$ 122,950	$ 271,464
Contract Owner Transactions: Accumulation Activity: Purchase payments received	$ (777)	$ 35,251	$ 237,545	$ 236,375
Net transfers between sub-accounts and fixed accounts	(108,354)	(10,531)	(970,086)	317,935
Withdrawals and surrenders	(453)	(2,326)	(44,038)	(9,451)
Mortality and expense risk charges	(2,169)	(2,668)	(8,850)	(10,396)
Charges for life insurance protection and monthly expense charge	(31,904)	(40,938)	(125,892)	(127,919)
Net increase (decrease) in net assets from contract owner activity	$ (143,657)	$ (21,212)	$ (911,321)	$ 406,544
Total increase (decrease) in net assets	$ (147,983)	$ 24,375	$ (788,371)	$ 678,008
Net Assets Beginning of period	457,191	432,816	2,396,937	1,718,929
End of period	$ 309,208	$ 457,191	$ 1,608,566	$ 2,396,937
Unit Transactions: Units Outstanding Beginning of Period	58,760	61,954	255,401	202,404
Units purchased	(104)	5,238	24,783	30,395
Units transferred between sub-accounts	(14,476)	(1,565)	(101,207)	40,884
Units withdrawn, surrendered, and cancelled for contract charges	(4,612)	(6,867)	(18,652)	(18,282)
EGS Sub-Account			GSS Sub-Account
Year Ended Year Ended December 31, December 31, 2005 2004 (c)			Year Ended Year Ended December 31, December 31, 2005 2004
Increase (Decrease) in net assets from operations: Net investment income (loss)	$ - $ -		$ 122,942 $ 130,510
Net realized gains (losses)	58,615	(24,508)	(12,177)	2,139
Net change in unrealized gains (losses)	(16,651)	100,025	(49,891)	(30,903)
Increase (Decrease) in net assets from operations	$ 41,964	$ 75,517	$ 60,874	$ 101,746
Contract Owner Transactions: Accumulation Activity: Purchase payments received	$ (2,253)	$ 90,319	$ 325,361	361,548
Net transfers between sub-accounts and fixed accounts	(151,789)	(243,952)	196,092	(225,622)
Withdrawals and surrenders	(32,418)	(26,257)	(34,223)	(17,927)
Mortality and expense risk charges	(3,747)	(4,779)	(17,066)	(16,454)
Charges for life insurance protection and monthly expense charge	(46,179)	(78,191)	(217,462)	(217,959)
Net increase (decrease) in net assets from contract owner activity	$ (236,386)	$ (262,860)	$ 252,702	$ (116,414)
Total increase (decrease) in net assets	$ (194,422)	$ (187,343)	$ 313,576	$ (14,668)
Net Assets Beginning of period	697,599	884,942	2,591,154	2,605,822
End of period	$ 503,177	$ 697,599	$ 2,904,730 2,904,730697,599	$ 2,591,154
Unit Transactions: Units Outstanding Beginning of Period	91,072	131,684	207,719	216,241
Units purchased	(283)	13,879	26,929	23,221
Units transferred between sub-accounts	(19,097)	(37,487)	16,230	(14,491)
Units withdrawn, surrendered, and cancelled for contract charges	(10,360)	(17,004)	(22,244)	(17,252)
Units Outstanding End of Period	61,332	91,072	228,634	207,719
Units Outstanding End of Period	39,568	58,760	160,325	255,401

Sun Life of Canada (U.S.) Variable Account I Statements of Changes in Net Assets - continued
	HYS Sub-Account		MIS Sub-Account
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004
Increase (Decrease) in net assets from operations: Net investment income (loss)	$ 205,464	$ 193,297	$ 5,971	$ 693
Net realized gains (losses)	19,842	35,808	86,870	(19,343)
Net change in unrealized gains (losses)	(170,323)	(170,402)	(42,513)	113,596
Increase (Decrease) in net assets from operations	$ 54,983	$ 211,703	$ 50,328	$ 94,946
Contract Owner Transactions: Accumulation Activity: Purchase payments received	$ 315,513	$ 391,739	$ 251,243	$ 246,261
Net transfers between sub-accounts and fixed accounts	312,639	(505,068)	(104,470)	45,897
Withdrawals and surrenders	(58,740)	(20,514)	(37,440)	(13,944)
Mortality and expense risk charges	(14,402)	(13,336)	(7,441)	(5,932)
Charges for life insurance protection and monthly expense charge	(190,773)	(192,244)	(101,196)	(104,987)
Net increase (decrease) in net assets from contract owner activity	$ 364,237	$ (339,423)	$ 696	$ 167,295
Total increase (decrease) in net assets	$ 419,220	$ (127,720)	$ 51,024	$ 262,241
Net Assets Beginning of period	2,284,813	2,412,533	1,178,942	916,701
End of period	$ 2,704,033	$ 2,284,813	$ 1,229,966	$ 1, 178,942
Unit Transactions: Units Outstanding Beginning of Period	172,603	200,016	147,809	126,687
Units purchased	24,322	30,817	69,669	30,758
Units transferred between sub-accounts	24,100	(39,732)	(28,969)	5,732
Units withdrawn, surrendered, and cancelled for contract charges	(20,344)	(18,498)	(40,507)	(15,368)
Units Outstanding End of Period	200,681	172,603	148,002	147,809

NWD Sub-Account			TRS Sub-Account
Year Ended December 31,	Year Ended December 31,		Year Ended December 31,	Year Ended December 31,
	2005	2004	2005	2004
Increase (Decrease) in net assets from operations: Net investment income (loss)	$ - $ -		$ 111,567 $ 105,395
Net realized gains (losses)	63,825	(6,216)	132,506	55,924
Net change in unrealized gains (losses)	(17,125)	73,084	(109,392)	310,029 73,084
Increase (Decrease) in net assets from operations	$ 46,700	$ 66,868	$ 134,681	$ 471,348 66,868
Contract Owner Transactions: Accumulation Activity: Purchase payments received	$ 194,406	$ 203,266	$ 390,825	$ 447,118
Net transfers between sub-accounts and fixed accounts	(71,291)	(82,511)	165,962	(138,797)
Withdrawals and surrenders	58,743	(7,571)	(94,762)	(52,596)
Mortality and expense risk charges	(6,523)	(6,023)	(25,529)	(23,967)
Charges for life insurance protection and monthly expense charge	(108,853)	(110,763)	(304,196)	(307,168)
Net increase (decrease) in net assets from contract owner activity	$ 66,482 $ (3,602)		$ 132,300 $ (75,410)
Total increase (decrease) in net assets	$ 113,182 $ 63,266		$ 266,981 $ 395,938
Net Assets Beginning of period
	1,097,366	1,034,100	4,294,643	3,898,705
End of period	$ 1,210,548	$ 1,097,366	$ 4,561,624	$ 4,294,643 1,097,366
Transactions: Units Outstanding Beginning of Period	114,708	116,920	338,880	344,082
Units purchased	26,411	63,916	33,945	28,685
Units transferred between sub-accounts	(9,685) 17,553	(25,945)	14,415	(8,905)
Units withdrawn, surrendered, and cancelled for contract charges	(7,694)	(40,183)	(36,869)	(24,982)
Units Outstanding End of Period	123,740	114,708	350,371	338,880

Sun Life of Canada (U.S.) Variable Account I Statements of Changes in Net Assets - continued
	UTS Sub-Account		EIS Sub-Account
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004 (b)
Increase (Decrease) in net assets from operations: Net investment income (loss)	$ 8,481	$ 11,892	$ 13,339	$ -
Net realized gains (losses)	108,562	7,399	16,031	1,607
Net change in unrealized gains (losses)	8,804	132,091	37,060	29,813
Increase (Decrease) in net assets from operations	$ 125,847	$ 161,382	$ 66,430	$ 31,420
Contract Owner Transactions: Accumulation Activity: Purchase payments received	$ 153,015	$ 124,880	$ 89,968	$ 1,903
Net transfers between sub-accounts and fixed accounts	5,078	71,980	902,844	304,874
Withdrawals and surrenders	71,051	10,176	(4,058)	-
Mortality and expense risk charges	(4,541)	(3,158)	(5,523)	(184)
Charges for life insurance protection and monthly expense charge	(74,838)	(54,637)	(55,003)	(10,235)
Net increase (decrease) in net assets from contract owner activity	$ 149,765	$ 149,241	$ 928,228	$ 296,358
Total increase (decrease) in net assets	$ 275,612	$ 310,623	$ 994,658	$ 327,778
Net Assets Beginning of period	794,093	483,470	327,778	-
End of period	$ 1,069,705	$ 794,093	$ 1,322,436	$ 327,778
Unit Transactions: Units Outstanding Beginning of Period	70,699	57,320	28,237	-
Units purchased	11,682	10,123	7,644	182
Units transferred between sub-accounts	388	5,834	76,707	29,074
Units withdrawn, surrendered, and cancelled for contract charges	(636)	(2,578)	(5,487)	(1,019)
Units Outstanding End of Period	82,133	70,699	107,101	28,237
	OP1 Sub-Account		OP2 Sub-Account
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004
Increase (Decrease) in net assets from operations: Net investment income (loss)	$ 2,504	$ 6,761	$ -	$ 147
Net realized gains (losses)	1,464	9,279	10,197	35,107
Net change in unrealized gains (losses)	37,819	54,866	9,179	(8,003)
Increase (Decrease) in net assets from operations	$ 41,787	$ 70,906	$ 19,376	$ 27,251
Contract Owner Transactions: Accumulation Activity: Purchase payments received	$ (97)	$ (793)	$ 3,196	$ 4
Net transfers between sub-accounts and fixed accounts	(531)	(148,064)	(15,331)	(26,765)
Withdrawals and surrenders	(1,045)	-	(13,154)	(22,871)
Mortality and expense risk charges	(3,336)	(3,662)	(703)	(537)
Charges for life insurance protection and monthly expense charge	(18,212)	(17,012)	(10,567)	(13,487)
Net increase (decrease) in net assets from contract owner activity	$ (23,221)	$ (169,531)	$ (36,559)	$ (63,656)
Total increase (decrease) in net assets	$ 18,566	$ (98,625)	$ (17,183)	$ (36,405)
Net Assets Beginning of period	611,083	709,708	136,692	173,097
End of period	$ 629,649	$ 611,083	$ 119,509	$ 136,692
Unit Transactions: Units Outstanding Beginning of Period	51,267	66,493	6,314	9,543
Units purchased	(7)	(72)	139	-
Units transferred between sub-accounts	(38)	(13,344)	(665)	(1,440)
Units withdrawn, surrendered, and cancelled for contract charges	(1,608)	(1,810)	(1,060)	(1,789)
Units Outstanding End of Period	49,614	51,267	4,728	6,314

(b) The effective date of these investment options in Variable Account I is August 6, 2004.
Sun Life of Canada (U.S.) Variable Account I Statements of Changes in Net Assets - continued
	OP3 Sub-Account		OP4 Sub-Account
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004
Increase (Decrease) in net assets from operations: Net investment income (loss)	$ -	$ 225	$ 309	$ 601
Net realized gains (losses)	49,816	14,527	806	(661)
Net change in unrealized gains (losses)	(59,134)	60,857	172	3,640
Increase (Decrease) in net assets from operations	$ (9,318)	$ 75,609	$ 1,287	$ 3,580
Contract Owner Transactions: Accumulation Activity: Purchase payments received	$ (2,827)	$ (348)	$ (1,148)	$ -
Net transfers between sub-accounts and fixed accounts	(69,770)	(88,491)	-	(14,332)
Withdrawals and surrenders	(3,316)	(1,118)	2	-
Mortality and expense risk charges	(2,051)	(2,661)	(173)	(232)
Charges for life insurance protection and monthly expense charge	(14,689)	(17,584)	(2,569)	(3,117)
Net increase (decrease) in net assets from contract owner activity	$ (92,653)	$ (110,202)	$ (3,888)	$ (17,681)
Total increase (decrease) in net assets	$ (101,971)	$ (34,593)	$ (2,601)	$ (14,101)
Net Assets Beginning of period	443,307	477,900	26,881	40,982
End of period	$ 341,336	$ 443,307	$ 24,280	$ 26,881
Unit Transactions: Units Outstanding Beginning of Period	22,473	28,428	2,258	3,811
Units purchased	(154)	(19)	(65)	-
Units transferred between sub-accounts	(3,799)	(4,720)	-	(1,248)
Units withdrawn, surrendered, and cancelled for contract charges	(1,092)	(1,216)	(156)	(305)
Units Outstanding End of Period	17,428	22,473	2,037	2,258
	SCA1 Sub-Account		SCA2 Sub-Account
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004
Increase (Decrease) in net assets from operations: Net investment income (loss)	$ 49,235	$ 12,100	$ 124,232	$ 130,250
Net realized gains (losses)	2	-	24,223	131,120
Net change in unrealized gains (losses)	(2)	-	(97,024)	(92,667)
Increase (Decrease) in net assets from operations	$ 49,235	$ 12,100	$ 51,431	$ 168,703
Contract Owner Transactions: Accumulation Activity: Purchase payments received	$ 432,549	$ 477,226	$ 304,889	$ 523,033
Net transfers between sub-accounts and fixed accounts	(237,858)	48,532	907,626	(1,637,459)
Withdrawals and surrenders	(81,492)	(267,996)	(47,949)	(35,210)
Mortality and expense risk charges	(10,151)	(9,847)	(16,693)	(15,162)
Charges for life insurance protection and monthly expense charge	(120,906)	(88,291)	(168,726)	(243,434)
Net increase (decrease) in net assets from contract owner activity	$ (17,858)	$ 159,624	$ 979,147	$ (1,408,232)
Total increase (decrease) in net assets	$ 31,377	$ 171,724	$ 1,030,578	$ (1,239,529)
Net Assets Beginning of period	1,742,920	1,571,196	1,818,953	3,058,482
End of period	$ 1,774,297	$ 1,742,920	$ 2,849,531	$ 1,818,953
Unit Transactions: Units Outstanding Beginning of Period	158,525	107,943	135,296	250,179
Units purchased	16,568	148,150	24,991	41,286
Units transferred between sub-accounts	(9,110)	15,067	74,396	(129,255)
Units withdrawn, surrendered, and cancelled for contract charges	(8,142)	(112,635)	(19,129)	(26,914)
Units Outstanding End of Period	157,841	158,525	215,554	135,296
Sun Life of Canada (U.S.) Variable Account I Statements of Changes in Net Assets - continued
	SCA3 Sub-Account		SCA5 Sub-Account
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004
Increase (Decrease) in net assets from operations: Net investment income (loss)	$ 47,998	$ 32,992	$ 2,222	$ -
Net realized gains (losses)	378,712	190,908	161,482	324,285
Net change in unrealized gains (losses)	(141,735)	420,845	221,397	(122,706)
Increase (Decrease) in net assets from operations	$ 284,975	$ 644,745	$ 385,101	$ 201,579
Contract Owner Transactions: Accumulation Activity: Purchase payments received	$ 357,989	$ 287,320	$ 257,301	$ 425,058
Net transfers between sub-accounts and fixed accounts	261,240	397,972	165,873	(1,062,098)
Withdrawals and surrenders	(55,416)	(29,241)	(31,092)	(18,311)
Mortality and expense risk charges	(14,534)	(10,116)	(14,104)	(15,650)
Charges for life insurance protection and monthly expense charge	(203,580)	(150,421)	(167,388)	(209,067)
Net increase (decrease) in net assets from contract owner activity	$ 345,699	$ 495,514	$ 210,590	$ (880,068)
Total increase (decrease) in net assets	$ 630,674	$ 1,140,259	$ 595,691	$ (678,489)
Net Assets Beginning of period	2,663,750	1,523,491	2,169,175	2,847,664
End of period	$ 3,294,424	$ 2,663,750	$ 2,764,866	$ 2,169,175
Unit Transactions: Units Outstanding Beginning of Period	122,604	93,289	153,718	237,573
Units purchased	17,613	17,332	21,168	40,180
Units transferred between sub-accounts	12,853	24,007	13,646	(100,398)
Units withdrawn, surrendered, and cancelled for contract charges	(13,458)	(12,024)	(17,489)	(23,637)
Units Outstanding End of Period	139,612	122,604	171,043	153,718
	SCA7 Sub-Account		SCB Sub-Account
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004
Increase (Decrease) in net assets from operations: Net investment income (loss)	$ 18,621	$ 10,456	$ -	$ -
Net realized gains (losses)	85,808	22,326	254,395	465,142
Net change in unrealized gains (losses)	141,691	165,214	(181,046)	(270,267)
Increase (Decrease) in net assets from operations	$ 246,120	$ 197,996	$ 73,349	$ 194,875
Contract Owner Transactions: Accumulation Activity: Purchase payments received	$ 397,353	$ 278,980	$ 219,187	$ 404,666
Net transfers between sub-accounts and fixed accounts	373,650	628,467	(119,194)	(819,801)
Withdrawals and surrenders	(13,246)	(11,314)	(13,090)	(23,584)
Mortality and expense risk charges	(14,015)	(8,391)	(10,230)	(12,190)
Charges for life insurance protection and monthly expense charge	(202,117)	(144,145)	(137,523)	(189,644)
Net increase (decrease) in net assets from contract owner activity	$ 541,625	$ 743,597	$ (60,850)	$ (640,553)
Total increase (decrease) in net assets	$ 787,745	$ 941,593	$ 12,499	$ (445,678)
Net Assets Beginning of period	2,136,180	1,194,587	1,820,031	2,265,709
End of period	$ 2,923,925	$ 2,136,180	$ 1,832,530	$ 1,820,031
Unit Transactions: Units Outstanding Beginning of Period	193,725	121,794	136,275	201,256
Units purchased	35,076	26,950	14,797	40,634
Units transferred between sub-accounts	32,983	60,710	(8,047)	(82,319)
Units withdrawn, surrendered, and cancelled for contract charges	(20,248)	(15,729)	(10,858)	(23,296)
Units Outstanding End of Period	241,536	193,725	132,167	136,275

Sun Life of Canada (U.S.) Variable Account I Statements of Changes in Net Assets - continued
	SCM Sub-Account		AN2 Sub-Account
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004 (c)
Increase (Decrease) in net assets from operations: Net investment income (loss)	$ 129	$ 381	$ -	$ -
Net realized gains (losses)	14,177	65,998	12,471	18,502
Net change in unrealized gains (losses)	(14,795)	(78,043)	(9,520)	(14,204)
Increase (Decrease) in net assets from operations	$ (489)	$ (11,664)	$ 2,951	$ 4,298
Contract Owner Transactions: Accumulation Activity: Purchase payments received	$ 18,243	$ 79,417	$ (1)	$ 17,370
Net transfers between sub-accounts and fixed accounts	5,303	(229,773)	(30,751)	(36,504)
Withdrawals and surrenders	(8,381)	(2,678)	(2,600)	(1,242)
Mortality and expense risk charges	(728)	(1,645)	(1,129)	(1,444)
Charges for life insurance protection and monthly expense charge	(9,387)	(24,185)	(9,670)	(19,091)
Net increase (decrease) in net assets from contract owner activity	$ 5,050	$ (178,864)	$ (44,151)	$ (40,911)
Total increase (decrease) in net assets	$ 4,561	$ (190,528)	$ (41,200)	$ (36,613)
Net Assets Beginning of period	91,984	282,512	213,932	250,545
End of period	$ 96,545	$ 91,984	$ 172,732	$ 213,932
Unit Transactions: Units Outstanding Beginning of Period	6,521	24,634	31,810	39,085
Units purchased	1,795	7,990	-	3,088
Units transferred between sub-accounts	522	(23,118)	(4,896)	(6,490)
Units withdrawn, surrendered, and cancelled for contract charges	(1,820)	(2,985)	(2,134)	(3,873)
Units Outstanding End of Period	7,018	6,521	24,780	31,810

	AN3 Sub-Account		FL4 Sub-Account
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004
Increase (Decrease) in net assets from operations: Net investment income (loss)	$ 40,479	$ 11,921	$ 162,201	$ 76,015
Net realized gains (losses)	88,127	5,763	407,301	7,936
Net change in unrealized gains (losses)	27,752	274,089	(101,784)	858,072
Increase (Decrease) in net assets from operations	$ 156,358	$ 291,773	$ 467,718	$ 942,023
Contract Owner Transactions: Accumulation Activity: Purchase payments received	$ 545,938	$ 380,263	$ 1,744,790	$ 1,401,210
Net transfers between sub-accounts and fixed accounts	211,691	1,315,578	(310,749)	2,655,257
Withdrawals and surrenders	(28,914)	(10,021)	(202,052)	(25,045)
Mortality and expense risk charges	(19,087)	(11,159)	(56,301)	(42,228)
Charges for life insurance protection and monthly expense charge	(304,754)	(203,285)	(899,432)	(656,902)
Net increase (decrease) in net assets from contract owner activity	$ 404,874	$ 1,471,376	$ 276,256	$ 3,332,292
Total increase (decrease) in net assets	$ 561,232	$ 1,763,149	$ 743,974	$ 4,274,315
Net Assets Beginning of period	3,042,299	1,279,150	9,710,931	5,436,616
End of period	$ 3,603,531	$ 3,042,299	$ 10,454,905	$ 9,710,931
Unit Transactions: Units Outstanding Beginning of Period	294,980	137,868	1,007,408	619,237
Units purchased	52,832	40,631	142,864	160,878
Units transferred between sub-accounts	20,486	140,567	(25,444)	304,858
Units withdrawn, surrendered, and cancelled for contract charges	(34,137)	(24,086)	(94,800)	(77,565)
Units Outstanding End of Period	334,161	294,980	1,030,028	1,007,408

(c) On and after August 6, 2004, this fund was not open to new premiums or transfers.
Sun Life of Canada (U.S.) Variable Account I Statements of Changes in Net Assets - continued
	FL5 Sub-Account		FL6 Sub-Account
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004
Increase (Decrease) in net assets from operations: Net investment income (loss)	$ 281,942	$ 96,486	$ 5,571	$ 4,949
Net realized gains (losses)	-	3	137,995	123,599
Net change in unrealized gains (losses)	-	-	505,989	232,317
Increase (Decrease) in net assets from operations	$ 281,942	$ 96,489	$ 649,555	$ 360,865
Contract Owner Transactions: Accumulation Activity: Purchase payments received	$ 2,616,700	$ 2,891,274	$ 506,343	$ 407,223
Net transfers between sub-accounts and fixed accounts	28,480	(627,317)	1,190,772	389,078
Withdrawals and surrenders	198,196	(735,826)	(19,772)	(3,583)
Mortality and expense risk charges	(61,203)	(54,334)	(21,460)	(13,185)
Charges for life insurance protection and monthly expense charge	(922,445)	(829,053)	(260,155)	(201,198)
Net increase (decrease) in net assets from contract owner activity	$ 1,859,728	$ 644,744	$ 1,395,728	$ 578,335
Total increase (decrease) in net assets	$ 2,141,670	$ 741,233	$ 2,045,283	$ 939,200
Net Assets Beginning of period	9,742,658	9,001,425	2,714,616	1,775,416
End of period	$ 11,884,328	$ 9,742,658	$ 4,759,899	$ 2,714,616
Unit Transactions: Units Outstanding Beginning of Period	918,254	869,135	219,538	164,605
Units purchased	245,409	236,829	38,919	37,448
Units transferred between sub-accounts	2,671	(51,385)	91,526	35,780
Units withdrawn, surrendered, and cancelled for contract charges	(73,664)	(136,325)	(23,165)	(18,295)
Units Outstanding End of Period	1,092,670	918,254	326,818	219,538
	FL7 Sub-Account		FL8 Sub-Account
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004
Increase (Decrease) in net assets from operations: Net investment income (loss)	$ 20,393	$ 17,955	$ 3,750	$ 1,104
Net realized gains (losses)	231,919	151,339	54,566	(7,637)
Net change in unrealized gains (losses)	502,265	312,524	(157)	35,004
Increase (Decrease) in net assets from operations	$ 754,577	$ 481,818	$ 58,159	$ 28,471
Contract Owner Transactions: Accumulation Activity: Purchase payments received	$ 586,960	$ 466,180	$ 168,691	$ 184,015
Net transfers between sub-accounts and fixed accounts	174,617	1,153,465	(45,395)	310,014
Withdrawals and surrenders	(39,309)	(8,947)	(29,035)	(4,941)
Mortality and expense risk charges	(22,176)	(12,527)	(6,572)	(5,530)
Charges for life insurance protection and monthly expense charge	(318,857)	(190,087)	(102,794)	(96,188)
Net increase (decrease) in net assets from contract owner activity	$ 381,235	$ 1,408,084	$ (15,105)	$ 387,370
Total increase (decrease) in net assets	$ 1,135,812	$ 1,889,902	$ 43,054	$ 415,841
Net Assets Beginning of period	3,489,491	1,599,589	1,090,578	674,737
End of period	$ 4,625,303	$ 3,489,491	$ 1,133,632	$ 1,090,578
Unit Transactions: Units Outstanding Beginning of Period	331,343	172,921	135,289	85,991
Units purchased	60,875	52,961	24,670	23,417
Units transferred between sub-accounts	18,110	131,041	(6,639)	39,453
Units withdrawn, surrendered, and cancelled for contract charges	(39,446)	(25,580)	(20,240)	(13,572)
Units Outstanding End of Period	370,882	331,343	133,080	135,289
Sun Life of Canada (U.S.) Variable Account I Statements of Changes in Net Assets - continued
	FTG Sub-Account		FTI Sub-Account
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004
Increase (Decrease) in net assets from operations: Net investment income (loss)	$ 9,197	$ 5,511	$ 42,109	$ 21,258
Net realized gains (losses)	22,888	11,188	92,359	127,101
Net change in unrealized gains (losses)	45,813	56,677	251,136	246,295
Increase (Decrease) in net assets from operations	$ 77,898	$ 73,376	$ 385,604	$ 394,654
Contract Owner Transactions: Accumulation Activity: Purchase payments received	$ 107,802	$ 66,475	$ 512,690	$ 340,089
Net transfers between sub-accounts and fixed accounts	218,680	384,982	902,092	1,113,979
Withdrawals and surrenders	(1,201)	(275)	(20,928)	(9,183)
Mortality and expense risk charges	(5,230)	(2,923)	(19,880)	(11,121)
Charges for life insurance protection and monthly expense charge	(58,610)	(34,705)	(266,079)	(148,935)
Net increase (decrease) in net assets from contract owner activity	$ 261,441	$ 413,554	$ 1,107,895	$ 1,284,829
Total increase (decrease) in net assets	$ 339,339	$ 486,930	$ 1,493,499	$ 1,679,483
Net Assets Beginning of period	668,036	181,106	2,894,518	1,215,035
End of period	$ 1,007,375	$ 668,036	$ 4,388,017	$ 2,894,518
Unit Transactions: Units Outstanding Beginning of Period	40,990	12,883	176,214	87,810
Units purchased	6,510	4,518	30,580	23,364
Units transferred between sub-accounts	13,207	26,165	53,806	76,532
Units withdrawn, surrendered, and cancelled for contract charges	(3,928)	(2,576)	(18,305)	(11,492)
Units Outstanding End of Period	56,779	40,990	242,295	176,214
	PHY Sub-Account		PMB Sub-Account
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004
Increase (Decrease) in net assets from operations: Net investment income (loss)	$ 63,862	$ 46,638	$ 70,295	$ 18,675
Net realized gains (losses)	9,310	7,773	32,535	60,190
Net change in unrealized gains (losses)	(36,789)	19,280	44,322	25,525
Increase (Decrease) in net assets from operations	$ 36,383	$ 73,691	$ 147,152	$ 104,390
Contract Owner Transactions: Accumulation Activity: Purchase payments received	$ 119,842	$ 90,136	$ 225,392	$ 92,335
Net transfers between sub-accounts and fixed accounts	(118,058)	361,141	292,589	913,000
Withdrawals and surrenders	(4,375)	(465)	(17,905)	(1,058)
Mortality and expense risk charges	(5,869)	(4,179)	(8,150)	(2,600)
Charges for life insurance protection and monthly expense charge	(63,699)	(50,428)	(115,427)	(40,324)
Net increase (decrease) in net assets from contract owner activity	$ (72,159)	$ 396,205	$ 376,499	$ 961,353
Total increase (decrease) in net assets	$ (35,776)	$ 469,896	$ 523,651	$ 1,065,743
Net Assets Beginning of period	1,011,668	541,772	1,131,843	66,100
End of period	$ 975,892	$ 1,011,668	$ 1,655,494	$ 1,131,843
Unit Transactions: Units Outstanding Beginning of Period	69,113	40,673	65,676	4,295
Units purchased	8,470	6,465	12,610	5,897
Units transferred between sub-accounts	(8,344)	25,907	16,369	58,303
Units withdrawn, surrendered, and cancelled for contract charges	(5,226)	(3,932)	(7,915)	(2,819)
Units Outstanding End of Period	64,013	69,113	86,740	65,676
Sun Life of Canada (U.S.) Variable Account I Statements of Changes in Net Assets - continued
	PRR Sub-Account		PTR Sub-Account
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004
Increase (Decrease) in net assets from operations: Net investment income (loss)	$ 42,387	$ 11,567	$ 98,312	$ 37,484
Net realized gains (losses)	27,084	59,860	55,495	42,032
Net change in unrealized gains (losses)	(39,858)	24,632	(86,373)	17,539
Increase (Decrease) in net assets from operations	$ 29,613	$ 96,059	$ 67,434	$ 97,055
Contract Owner Transactions: Accumulation Activity: Purchase payments received	$ 172,967	$ 160,956	$ 433,729	$ 398,529
Net transfers between sub-accounts and fixed accounts	22,770	501,769	941,916	720,599
Withdrawals and surrenders	(14,100)	(133)	(30,470)	(8,629)
Mortality and expense risk charges	(9,131)	(6,668)	(18,083)	(11,930)
Charges for life insurance protection and monthly expense charge	(119,323)	(90,318)	(269,009)	(201,545)
Net increase (decrease) in net assets from contract owner activity	$ 53,183	$ 565,606	$ 1,058,083	$ 897,024
Total increase (decrease) in net assets	$ 82,796	$ 661,665	$ 1,125,517	$ 994,079
Net Assets Beginning of period	1,437,509	775,844	2,301,522	1,307,443
End of period	$ 1,520,305	$ 1,437,509	$ 3,427,039	$ 2,301,522
Unit Transactions: Units Outstanding Beginning of Period	119,846	70,429	202,924	122,353
Units purchased	13,943	14,059	38,205	36,161
Units transferred between sub-accounts	1,835	43,830	82,968	65,384
Units withdrawn, surrendered, and cancelled for contract charges	(11,491)	(8,472)	(27,973)	(20,974)
Units Outstanding End of Period	124,133	119,846	296,124	202,924
	PLD Sub-Account		SSC Sub-Account
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004
Increase (Decrease) in net assets from operations: Net investment income (loss)	$ 111,730	$ 19,262	$ 7,973	$ 1,289
Net realized gains (losses)	8,353	10,249	102,043	64,377
Net change in unrealized gains (losses)	(78,736)	(12,534)	(15,775)	208,163
Increase (Decrease) in net assets from operations	$ 41,347	$ 16,977	$ 94,241	$ 273,829
Contract Owner Transactions: Accumulation Activity: Purchase payments received	$ 639,651	$ 221,247	$ 279,045	$ 124,325
Net transfers between sub-accounts and fixed accounts	873,543	3,322,234	344,095	927,740
Withdrawals and surrenders	(60,129)	(5,271)	(22,042)	(809)
Mortality and expense risk charges	(24,168)	(6,241)	(11,496)	(5,130)
Charges for life insurance protection and monthly expense charge	(329,096)	(102,457)	(161,594)	(71,712)
Net increase (decrease) in net assets from contract owner activity	$ 1,099,801	$ 3,429,512	$ 428,008	$ 974,414
Total increase (decrease) in net assets	$ 1,141,148	$ 3,446,489	$ 522,249	$ 1,248,243
Net Assets Beginning of period	3,446,489	-	1,720,842	472,599
End of period	$ 4,587,637	$ 3,446,489	$ 2,243,091	$ 1,720,842
Unit Transactions: Units Outstanding Beginning of Period	345,073	-	94,502	30,464
Units purchased	62,340	22,121	15,618	8,173
Units transferred between sub-accounts	85,135	332,168	19,259	60,988
Units withdrawn, surrendered, and cancelled for contract charges	(40,289)	(9,216)	(10,903)	(5,123)
Units Outstanding End of Period	452,259	345,073	118,476	94,502

Sun Life of Canada (U.S.) Variable Account I Statements of Changes in Net Assets - continued
	SEE Sub-Account		SCV Sub-Account
	Year Ended December 31, 2005 (e)	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004 (b)
Increase (Decrease) in net assets from operations: Net investment income (loss)	$ 6,399	$ 5,755	$ 1,890	$ -
Net realized gains (losses)	43,734	6,668	27,879	467
Net change in unrealized gains (losses)	(46,258)	32,203	53,056	9,875
Increase (Decrease) in net assets from operations	$ 3,875	$ 44,626	$ 82,825	$ 10,342
Contract Owner Transactions: Accumulation Activity: Purchase payments received	$ 22,612	$ 42,696	$ 75,257	$ 8,344
Net transfers between sub-accounts and fixed accounts	(319,382)	90,623	626,190	141,332
Withdrawals and surrenders	(2,018)	(172)	(673)	-
Mortality and expense risk charges	(918) (918)	(1,338)	(3,582)	(127)
Charges for life insurance protection and monthly expense charge	(21,593) (21,593)	(30,090)	(38,103)	(2,815)
Net increase (decrease) in net assets from contract owner activity	$ (321,299)	$ 101,719	$ 659,089	$ 146,734
Total increase (decrease) in net assets	$ (317,424)	$ 146,345	$ 741,914	$ 157,076
Net Assets Beginning of period	317,424	171,079	157,076	-
End of period	$ -	$ 317,424	$ 898,990	$ 157,076
Unit Transactions: Units Outstanding Beginning of Period	19,301	12,372	12,881	-
Units purchased	1,358	2,919	6,165	732
Units transferred between sub-accounts	(19,186)	6,196	51,293	12,407
Units withdrawn, surrendered, and cancelled for contract charges	(1,473)	(2,186)	(3,470)	(258)
Units Outstanding End of Period	-	19,301	66,869	12,881
	DGO Sub-Account		DMC Sub-Account
	Year Ended December 31, 2005	Year Ended December 31, 2004 (b)	Year Ended December 31, 2005	Year Ended December 31, 2004 (b)
Increase (Decrease) in net assets from operations: Net investment income (loss)	$ -	$ -	$ 757	$ 7,873
Net realized gains (losses)	3,009	96	44,405	65,263
Net change in unrealized gains (losses)	3,437	3,114	202,570	284,401
Increase (Decrease) in net assets from operations	$ 6,446	$ 3,210	$ 247,732	$ 357,537
Contract Owner Transactions: Accumulation Activity: Purchase payments received	$ 24,730	$ 1,091	$ 463,776	$ 142,486
Net transfers between sub-accounts and fixed accounts	76,095	22,869	390,686	1,816,571
Withdrawals and surrenders	(822)	-	(31,935)	(5,071)
Mortality and expense risk charges	(254)	(29)	(14,426)	(3,853)
Charges for life insurance protection and monthly expense charge	(5,989)	(887)	(213,701)	(60,198)
Net increase (decrease) in net assets from contract owner activity	$ 93,760	$ 23,044	$ 594,400	$ 1,889,935
Total increase (decrease) in net assets	$ 100,206	$ 26,254	$ 842,132	$ 2,247,472
Net Assets Beginning of period	26,254	-	2,247,472	-
End of period	$ 126,460	$ 26,254	$ 3,089,604	$ 2,247,472
Unit Transactions: Units Outstanding Beginning of Period	2,104	-	186,541	-
Units purchased	1,844	100	37,265	14,020
Units transferred between sub-accounts	5,675	2,088	31,392	178,742
Units withdrawn, surrendered, and cancelled for contract charges	(526)	(84)	(20,896)	(6,221)
Units Outstanding End of Period	9,097	2,104	234,302	186,541

(b)The effective date of these investment options in Variable Account I is August 6, 2004.

(e)The Board of Scudder VIT EAFE Equity Index Fund voted to terminate and liquidate the fund effective July 25, 2005. Investments held in the fund on the date of liquidation were transferred to the Fidelity VIP Money Market Portfolio.

Sun Life of Canada (U.S.) Variable Account I Statements of Changes in Net Assets - continued
	LA1 Sub-Account		LA2 Sub-Account
	Year Ended December 31, 2005	Year Ended December 31, 2004 (b)	Year Ended December 31, 2005	Year Ended December 31, 2004 (b)
Increase (Decrease) in net assets from operations: Net investment income (loss)	$ 6,587	$ 1,062	$ 5,346	$ 1,138
Net realized gains (losses)	44,121	2,837	90,192	7,253
Net change in unrealized gains (losses)	(30,090)	9,686	(6,459)	36,090
Increase (Decrease) in net assets from operations	$ 20,618	$ 13,585	$ 89,079	$ 44,481
Contract Owner Transactions: Accumulation Activity: Purchase payments received	$ 38,978	$ 16,359	$ 108,558	$ 25,482
Net transfers between sub-accounts and fixed accounts	516,741	121,063	617,307	378,551
Withdrawals and surrenders	(3,081)	-	(907)	-
Mortality and expense risk charges	(1,673)	(234)	(4,713)	(516)
Charges for life insurance protection and monthly expense charge	(30,464)	(3,751)	(63,978)	(6,649)
Net increase (decrease) in net assets from contract owner activity	$ 520,501	$ 133,437	$ 656,267	$ 396,868
Total increase (decrease) in net assets	$ 541,119	$ 147,022	$ 745,346	$ 441,349
Net Assets Beginning of period	147,022	-	441,349	-
End of period	$ 688,141	$ 147,022	$ 1,186,695	$ 441,349
Unit Transactions: Units Outstanding Beginning of Period	12,583	-	36,437	-
Units purchased	3,329	1,543	8,948	2,340
Units transferred between sub-accounts	44,137	11,416	50,880	34,755
Units withdrawn, surrendered, and cancelled for contract charges	(3,008)	(376)	(5,737)	(658)
Units Outstanding End of Period	57,041	12,583	90,528	36,437

	OCF Sub-Account		VGI Sub-Account
	Year Ended December 31, 2005	Year Ended December 31, 2004 (b)	Year Ended December 31, 2005	Year Ended December 31, 2004 (b)
Increase (Decrease) in net assets from operations: Net investment income (loss)	$ 1,995	$ -	$ 2,071	$ -
Net realized gains (losses)	4,132	1,408	11,929	222
Net change in unrealized gains (losses)	6,978	7,066	8,740	13,064
Increase (Decrease) in net assets from operations	$ 13,105	$ 8,474	$ 22,740	$ 13,286
Contract Owner Transactions: Accumulation Activity: Purchase payments received	$ 51,342	$ 5,630	$ 48,566	$ 9,220
Net transfers between sub-accounts and fixed accounts	16,951	208,701	167,100	142,795
Withdrawals and surrenders	-	-	(23)	-
Mortality and expense risk charges	(1,422)	(169)	(1,331)	(210)
Charges for life insurance protection and monthly expense charge	(18,995)	(2,590)	(21,417)	(4,215)
Net increase (decrease) in net assets from contract owner activity	$ 47,876	$ 211,572	$ 192,895	$ 147,590
Total increase (decrease) in net assets	$ 60,981	$ 220,046	$ 215,635	$ 160,876
Net Assets Beginning of period	220,046	-	160,876	-
End of period	$ 281,027	$ 220,046	$ 376,511	$ 160,876
Unit Transactions: Units Outstanding Beginning of Period	19,488	-	13,856	-
Units purchased	4,498	518	3,935	865
Units transferred between sub-accounts	1,485	19,224	13,538	13,406
Units withdrawn, surrendered, and cancelled for contract charges	(1,789)	(254)	(1,845)	(415)
Units Outstanding End of Period	23,682	19,488	29,484	13,856

(b)The effective date of these investment options in Variable Account I is August 6, 2004.

Sun Life of Canada (U.S.) Variable Account I Statements of Changes in Net Assets - continued
	TBC Sub-Account
	Year Ended December 31, 2005	Year Ended December 31, 2004 (b)
Increase (Decrease) in net assets from operations: Net investment income (loss)	$ 2,544	$ 9,971
Net realized gains (losses)	26,422	4,163
Net change in unrealized gains (losses)	110,335	203,049
Increase (Decrease) in net assets from operations	$ 139,301	$ 217, 183
Contract Owner Transactions: Accumulation Activity: Purchase payments received	$ 314,354	$ 108,824
Net transfers between sub-accounts and fixed accounts	335,905	1,559,798
Withdrawals and surrenders	(23,130)	(2,950)
Mortality and expense risk charges	(12,090)	(3,329)
Charges for life insurance protection and monthly expense charge	(168,066)	(48,844)
Net increase (decrease) in net assets from contract owner activity	$ 446,973	$ 1,613,499
Total increase (decrease) in net assets	$ 586,274	$ 1,830,682
Net Assets Beginning of period	1,830,682	-
End of period	$ 2,416,956	$ 1,830,682
Unit Transactions: Units Outstanding Beginning of Period	157,775	-
Units purchased	27,366	10,645
Units transferred between sub-accounts	29,242	152,571
Units withdrawn, surrendered, and cancelled for contract charges	(17,697)	(5,441)
Units Outstanding End of Period	196,686	157,775

(b)The effective date of these investment options in Variable Account I is August 6, 2004.

Sun Life of canada (U.S.) Variable Account I

Notes to Financial Statements

(1) Organization

Sun Life of Canada (U.S.) Variable Account I (the "Variable Account"), a separate account of Sun Life Assurance Company of Canada (U.S.) (the "Sponsor") was established on August 25, 1999 as a funding vehicle for the variable portion of certain individual variable universal life insurance contracts. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account is invested in shares of a specific mutual fund or series thereof selected by contract owners. The funds currently offered are as follows: AIM Variable Insurance Funds, Inc., The Alger American Fund, Goldman Sachs Variable Insurance Trust, MFS/Sun Life Series Trust, OCC Accumulation Trust, Sun Capital Advisers Trust, AllianceBernstein Variable Products Series Fund, Inc., Fidelity Variable Insurance Products Fund, Franklin Templeton Variable Insurance Products Trust, PIMCO Variable Insurance Trust, Scudder Variable Insurance Trust Funds, Scudder Variable Series II, Delaware Variable Insurance Products Trust, Dreyfus Investment Portfolios, Lord Abbett Series Fund, Inc., Oppenheimer Variable Account Funds, Van Kampen Life Insurance Trust and T. Rowe Price Equity Series, Inc. (collectively the "Funds" or "Sub-Accounts").

The Variable Account exists in accordance with the regulations of the Delaware State Insurance Department. The assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor's other assets and liabilities. Assets applicable to the Variable Account are not chargeable with liabilities arising out of any other business the Sponsor may conduct.

(2) Significant Accounting Policies

General

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Sponsor's management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations

Investments in the Funds are recorded at their net asset value. The Funds value their investment securities at fair value. Transactions are recorded on a trade date basis. Realized gains and losses on sales of shares of the Funds are determined on the identified cost basis. Dividend income and capital gain distributions received by the Sub-Accounts are reinvested in additional Fund shares and are recognized on the ex-distribution date.

Exchanges between Sub-Accounts requested by contract owners are recorded in the new Sub-Account upon receipt of the redemption proceeds.

Federal Income Tax Status

The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code. Under existing federal income tax law, investment income and capital gains earned by the Variable Account on contract owner reserves are not subject to tax.

(3) Contract Charges and Related Party Transactions

The Sponsor sells both a Survivorship Variable Universal Life Insurance Product ("Survivorship Product") and Single Life Variable Universal Life Products ("Single Life Products"). The Sponsor deducts a sales charge from purchase payments. For the Single Life Products the current charge is 5.25% of the amount of purchase payments. The maximum charge is guaranteed not to exceed 7.25% of purchase payments. For the Survivorship Product, the charge is based on certain factors, including the specified face amount and the age, sex and rating class of the insured. Currently, the charge is 6% of premiums, and is guaranteed not to exceed 8%.

A mortality and expense risk charge based on the value of the Variable Account is deducted from the Variable Account at the end of each valuation period for the mortality and expense risks assumed by the Sponsor. The maximum deduction is at an effective annual rate of .60%, for policy years one through ten for the Single Life Products, and policy years one through fifteen for the Survivorship Product. Thereafter, the effective annual rate is .10% for the Single Life Product and .20% for the Survivorship Product.

For the Single Life Products, a monthly administration charge of $8 is deducted in all policy years, as well as a monthly charge based on the specified face amount is deducted in the first ten policy years, or for the first ten policy years following the effective date of each specified face amount increase. These charges are deducted proportionally from the Sub-Accounts of each contract's account value, to cover administrative expenses and issuance costs. For the Survivorship Product, the monthly expense charge is deducted for the first ten policy years, and for the first ten policy years following an increase in the specified face amount. This charge is based on the specified face amount or increase thereof, times a rate determined by the age, sex and rating class of each insured. As with the Single Life Products, the charge is deducted proportionally from the Sub-Accounts of each contract's account value.

A surrender charge may be deducted to cover certain expenses relating to the sale of the contract. The surrender charge will be an amount based on certain factors, including the specified face amount, the insured's age, sex and rating class. For the Survivorship Product, the surrender charge period will generally end after fifteen policy years from the date of policy issue or the effective date of each increase in the specified face amount. For the Single Life Products, the Futurity Protector II and Futurity Accumulator II products, the surrender charge applies to the first twelve and nine years respectively, from date of policy issue or effective date of each increase in specified face amount. Surrender charges deducted and retained by the Sponsor for the year ended December 31, 2005 are shown below. These amounts are included in the "Withdrawals and Surrenders" line on the Statement of Changes in Net Assets.

The Sponsor deducts a monthly cost of insurance from the account value to cover anticipated costs of providing insurance coverage. The charge is based on the length of time a policy has been in force and other factors, including issue age, sex and rating class of each insured, and will not exceed the guaranteed maximum monthly cost of insurance rates based on the 1980 Commissioner's Standard Ordinary smoker and non-smoker mortality tables.

Massachusetts Financial Services Company is the investment adviser to the MFS/Sun Life Series Trust. Sun Capital Advisers Inc. is the investment adviser to Sun Capital Advisers Trust. Both are affiliates of the Sponsor and charge management fees at an effective annual rate ranging from .50% to .75% and .50% to .95% respectively.

Sun Life of Canada (U.S.) Variable Account I Notes to Financial Statements - continued (3) Contract Charges and Related Party Transactions - continued	Surrender Charges
Sub-Accounts: AIM Variable Insurance Funds, Inc. V.I. Capital Appreciation Fund ("AIM1")	$ 7,227
V.I. Growth Fund ("AIM2") (c)	9,596
V.I. Core Equity Fund ("AIM3") (c)	32,680
V.I. International Growth Fund ("AIM4")	18,683
V.I. Premier Equity Fund ("AIM5") (c)	10,831
V.I. Dynamics Fund ("IV1") (c) (d)	305
V.I. Small Company Growth Fund ("IV2") (c) (d)	190
The Alger American Fund Growth Portfolio ("AL1")	4,851
Income and Growth Portfolio ("AL2")	9
Small Capitalization Portfolio ("AL3")	3,900
Mid Cap Growth Portfolio ("AL4") (b)	-
Goldman Sachs Variable Insurance Trust CORE Small Cap Equity Fund ("GS2")	10,950
CORE US Equity Fund ("GS3")	3,142
Growth and Income Fund ("GS4")	823
International Equity Fund ("GS5")	11,012
Mid Cap Value Fund ("GS8") (b)	1,614
MFS/Sun Life Series Trust Capital Appreciation Series ("CAS") (c)	171
Massachusetts Investors Trust Series ("CGS")	15,546
Emerging Growth Series ("EGS") (c)	11,293
Government Securities Series ("GSS")	13,028
High Yield Series ("HYS")	22,338
Massachusetts Investors Growth Stock Series ("MIS")	14,030
New Discovery Series ("NWD")	5,942
Total Return Series ("TRS")	35,339
Utilities Series ("UTS")	1,416
Value Series ("EIS") (b)	1,474
OCC Accumulation Trust Equity Portfolio ("OP 1")	393
Mid Cap Portfolio ("OP2")	4,940
Small Cap Portfolio ("OP3")	1,248
Managed Portfolio ("OP4")	-
Sun Capital Advisers Trust Sun Capital Money Market Fund ("SCA1")	30,514
Sun Capital Investment Grade Bond Fund ("SCA2")	18,000
Sun Capital Real Estate Fund ("SCA3")	16,941
Sun Capital Blue Chip Mid-Cap Fund ("SCA5")	8,431
Sun Capital Davis Venture Value Fund ("SCA7")	3,988
Sun Capital Value Small Cap Fund ("SCB")	5,234
Sun Capital All Cap Fund ("SCM")	897
AllianceBernstein Variable Product Series Fund, Inc. (a) VP Global Technology Portfolio ("AN2") (c)	979
VP Growth and Income Portfolio ("AN3")	10,661

Sun Life of Canada (U.S.) Variable Account I Notes to Financial Statements - continued (3) Contract Charges and Related Party Transactions - continued	Surrender Charges
Fidelity Variable Insurance Products Fund Fidelity VIP Index 500 Portfolio ("FL4")	26,437
Fidelity VIP Money Market Portfolio ("FL5")	42,638
Fidelity VIP ContrafundTM Portfolio ("FL6")	5,002
Fidelity VIP Overseas Portfolio ("FL7")	13,758
Fidelity VIP Growth Portfolio ("FL8")	9,434
Franklin Templeton Variable Insurance Products Trust Franklin Templeton Growth Securities Fund ("FTG")	452
Franklin Templeton Foreign Securities Fund ("FTI")	7,722
PIMCO Variable Insurance Trust PIMCO High Yield Portfolio ("PHY")	1,647
PIMCO Emerging Markets Bond Portfolio ("PMB")	6,584
PIMCO Real Return Portfolio ("PRR")	1,098
PIMCO Total Return Portfolio ("PTR")	7,682
PIMCO Low Duration Fund ("PLD") (b)	22,750
Scudder VIT Funds Scudder VIT Small Cap Index Fund ("SSC")	5,785
Scudder VIT EAFE Equity Index ("SEE") (e)	-
Scudder Variable Series II SVS Dreman Small Cap Value Portfolio ("SCV") (b)	267
Delaware Variable Insurance Products Trust VIP Growth Opportunities Series ("DGO") (b)	310
Dreyfus Investment Portfolios Mid-Cap Stock Portfolio ("DMC") (b)	11,806
Lord Abbett Series Fund, Inc. Growth and Income Portfolio ("LA1") (b)	1,160
Mid-Cap Value Portfolio ("LA2") (b)	340
Oppenheimer Variable Account Funds Capital Appreciation Fund ("OCF") (b)	-
Van Kampen Life Insurance Trust LIT Growth & Income Portfolio ("VGI") (b)	8
T. Rowe Price Equity Series, Inc.
T. Rowe Price Blue Chip Growth Portfolio ("TBC") (b)	$ 8,474
  Effective May 1, 2003, Alliance Variable Products Series Fund, Inc. is renamed to AllianceBernstein Variable Product Series Fund, Inc.
  The effective date of these investment options in Variable Account I is August 6, 2004.
  On and after August 6, 2004, this fund was not open to new premiums or transfers.
  Effective October 15, 2004, INVESCO Variable Investment Funds, Inc. was renamed AIM Variable Insurance Funds. INVESCO VIF Dynamics Fund is renamed AIM V.I. Dynamics Fund and INVESCO VIF Small Company Growth Fund is renamed AIM V.I. Small Company Growth Fund.
  The Board of Scudder VIT EAFE Equity Index Fund voted to terminate and liquidate the fund effective July 25, 2005. Investments held in the fund on the date of liquidation were transferred to the Fidelity VIP Money Market Portfolio.

Sun Life of Canada (U.S.) Variable Account I

Notes to the Financial Statements - continued

(4) Investment Purchases and Sales

The following table shows the aggregate cost of shares of underlying mutual funds purchased and proceeds from the sale of mutual fund shares sold for each Sub-Account for the year ended December 31, 2005.

	Purchases	Sales
Sub-Accounts: AIM Variable Insurance Funds, Inc. V.I. Capital Appreciation Fund ("AIM1")	$ 254,465	$ 157,268
V.I. Growth Fund ("AIM2") (c)	23,729	121,036
V.I. Core Equity Fund ("AIM3") (c)	15,192	342,754
V.I. International Growth Fund ("AIM4")	912,017	311,040
V.I. Premier Equity Fund ("AIM5") (c)	8,982	169,990
V.I. Dynamics Fund ("IV1") (c) (d)	-	36,345
V.I. Small Company Growth Fund ("IV2") (c) (d)	20	77,727
The Alger American Fund Growth Portfolio ("AL1")	1,189	136,837
Income and Growth Portfolio ("AL2")	4,786	78,683
Small Capitalization Portfolio ("AL3")	-	29,357
Mid Cap Growth Portfolio ("AL4") (b)	276,437	38,539
Goldman Sachs Variable Insurance Trust CORE Small Cap Equity Fund ("GS2")	103,113	66,080
CORE US Equity Fund ("GS3")	385,289	193,013
Growth and Income Fund ("GS4")	132,567	83,318
International Equity Fund ("GS5")	185,263	147,876
Mid Cap Value Fund ("GS8") (b)	1,022,932	103,517
MFS/Sun Life Series Trust Capital Appreciation Series ("CAS") (c)	1,959	143,657
Massachusetts Investors Trust Series ("CGS")	281,299	1,178,796
Emerging Growth Series ("EGS") (c)	118	236,504
Government Securities Series ("GSS")	678,872	303,228
High Yield Series ("HYS")	782,138	212,437
Massachusetts Investors Growth Stock Series ("MIS")	384,607	377,940
New Discovery Series ("NWD")	311,981	245,499
Total Return Series ("TRS")	825,337	474,134
Utilities Series ("UTS")	414,425	256,179
Value Series ("EIS") (b)	1,055,627	114,060
OCC Accumulation Trust Equity Portfolio ("OP 1")	3,637	24,354
Mid Cap Portfolio ("OP2")	10,259	41,152
Small Cap Portfolio ("OP3")	56,345	92,653
Managed Portfolio ("OP4")	1,146	3,889
Sun Capital Advisers Trust Sun Capital Money Market Fund ("SCA1")	444,224	412,847
Sun Capital Investment Grade Bond Fund ("SCA2")	1,401,778	270,820
Sun Capital Real Estate Fund ("SCA3")	985,355	333,416
Sun Capital Blue Chip Mid-Cap Fund ("SCA5")	548,465	273,481
Sun Capital Davis Venture Value Fund ("SCA7")	821,794	261,548
Sun Capital Value Small Cap Fund ("SCB")	495,828	324,743
Sun Capital All Cap Fund ("SCM")	39,798	18,650
AllianceBernstein Variable Product Series Fund, Inc. (a) VP Technology Portfolio ("AN2") (c)	1,464	45,615
VP Growth and Income Portfolio ("AN3")	793,198	347,845
Fidelity Variable Insurance Products Fund Fidelity VIP Index 500 Portfolio ("FL4")	2,089,205	1,650,748
Fidelity VIP Money Market Portfolio ("FL5")	6,713,972	4,572,302
Fidelity VIP ContrafundTM Portfolio ("FL6")	1,777,880	376,075
Fidelity VIP Overseas Portfolio ("FL7")	956,532	536,550
Fidelity VIP Growth Portfolio ("FL8")	224,057	235,412
Franklin Templeton Variable Insurance Products Trust Franklin Templeton Growth Securities Fund ("FTG")	331,038	60,400
Franklin Templeton Foreign Securities Fund ("FTI")	1,422,694	272,690

Sun Life of Canada (U.S.) Variable Account I Notes to the Financial Statements - continued (4) Investment Purchases and Sales - continued	Purchases	Sales
PIMCO Variable Insurance Trust PIMCO High Yield Portfolio ("PHY")	$ 292,708	$ 301,005
PIMCO Emerging Markets Bond Portfolio ("PMB")	591,807	115,691
PIMCO Real Return Portfolio ("PRR")	428,262	315,479
PIMCO Total Return Portfolio ("PTR")	1,454,571	244,492
PIMCO Low Duration Fund ("PLD") (b)	1,497,318	273,900
Scudder VIT Funds Scudder VIT Small Cap Index Fund ("SSC")	656,253	167,213
Scudder VIT EAFE Equity Index ("SEE") (e)	44,770	359,670
Scudder Variable Series II SVS Dreman Small Cap Value Portfolio ("SCV") (b)	770,085	86,217
Delaware Variable Insurance Products Trust VIP Growth Opportunities Series ("DGO") (b)	110,980	17,220
Dreyfus Investment Portfolios Mid-Cap Stock Portfolio ("DMC") (b)	817,699	212,463
Lord Abbett Series Fund, Inc. Growth and Income Portfolio ("LA1") (b)	618,807	51,472
Mid-Cap Value Portfolio ("LA2") (b)	844,383	109,729
Oppenheimer Variable Account Funds Capital Appreciation Fund ("OCF") (b)	122,000	72,129
Van Kampen Life Insurance Trust LIT Growth & Income Portfolio ("VGI") (b)	251,198	51,696
T. Rowe Price Equity Series, Inc. T. Rowe Price Blue Chip Growth Portfolio ("TBC") (b)	653,560	204,043
  Effective May 1, 2003, Alliance Variable Products Series Fund, Inc. is renamed to AllianceBernstein Variable Product Series Fund, Inc.
  The effective date of these investment options in Variable Account I is August 6, 2004.
  On and after August 6, 2004, this fund was not open to new premiums or transfers.
  Effective October 15, 2004, INVESCO Variable Investment Funds, Inc. was renamed AIM Variable Insurance Funds. INVESCO VIF Dynamics Fund is renamed AIM V.I. Dynamics Fund and INVESCO VIF Small Company Growth Fund is renamed AIM V.I. Small Company Growth Fund.
  The Board of Scudder VIT EAFE Equity Index Fund voted to terminate and liquidate the fund effective July 25, 2005. Investments held in the fund on the date of liquidation were transferred to the Fidelity VIP Money Market Portfolio.

Sun Life of Canada (U.S.) Variable Account I

Notes to Financial Statements - continued

(5) Financial Highlights

A summary of unit values, units outstanding, and net asset values, as of December 31, and Investment Income and Total Return percentages for the periods then ended, are shown below. No expense ratio is presented as all charges currently relating to Variable Account I are made directly to contract owner accounts through the redemption of units. An expense ratio represents the annualized contract expenses of the separate account, and includes only those expenses that result in a direct reduction to unit values.

	Units	Unit Fair Value [lowest to highest]	Net Assets	Investment Income Ratio **	Total Return *** [lowest to highest]
AIM Variable Insurance Funds, Inc. V.I. Capital Appreciation Fund ("AIM1") December 31, 2005	124,767	$ 7.94 to $ 9.94	$ 1,184,367	0.07%	8.20 % to 8.84%
December 31, 2004	111,629	7.33 to 9.19	979,175	-	6.00 to 6.63
December 31, 2003	99,063	6.91 to 8.67	828,821	-	28.77 to 29.52
December 31, 2002	91,280	5.36 to 6.73	593,724	-	(24.80) to (24.36)
December 31, 2001	54,664	7.12 to 8.95	471,575	-	(15.95) to (23.73)
V.I. Growth Fund ("AIM2") December 31, 2005	96,843	5.43 to 8.89	701,088	-	6.85 to 7.48
December 31, 2004 (c)	112,323	5.08 to 8.27	760,747	-	7.59 to 8.23
December 31, 2003	150,908	4.72 to 7.64	920,979	-	30.48 to 31.24
December 31, 2002	166,107	3.61 to 5.82	774,841	-	(31.37) to (30.97)
December 31, 2001	83,015	5.26 to 8.43	529,402	0.34	(15.67) to (34.27)
V.I. Core Equity Fund ("AIM3") December 31, 2005	115,293	8.06 to 9.83	1,006,051	1.34	4.70 to 5.31
December 31, 2004 (c)	153,704	7.69 to 9.34	1,297,259	0.93	8.33 to 8.97
December 31, 2003	170,920	7.09 to 8.57	1,336,477	1.10	23.70 to 24.42
December 31, 2002	159,842	5.73 to 6.89	999,784	0.41	(16.07) to (15.58)
December 31, 2001	126,715	6.82 to 8.16	919,654	0.06	(18.41) to (23.29)
V.I. International Equity Fund ("AIM4") December 31, 2005	240,420	10.26 to 13.51	3,108,700	0.74	17.24 to 17.93
December 31, 2004	191,021	8.74 to 11.45	2,068,325	0.62	23.28 to 24.00
December 31, 2003	226,906	7.08 to 9.24	1,971,499	0.59	28.31 to 29.06
December 31, 2002	218,318	5.52 to 7.16	1,473,780	0.76	(16.17) to (15.67)
December 31, 2001	132,019	6.57 to 8.49	1,028,587	0.53	(15.14) to (23.98)
V.I. Premier Equity Fund ("AIM5") December 31, 2005	87,260	8.49	741,083	0.80	5.65
December 31, 2004 (c)	108,115	8.04	869,052	0.45	5.77
December 31, 2003	114,028	7.60	868,442	0.34	25.08
December 31, 2002	106,705	6.08	648,320	0.51	30.26
December 31, 2001 (g)	18,318	8.71	159,584	0.31	(12.88)
V.I. Dynamics Fund ("IV1") December 31, 2005	34,056	9.07	308,975	-	10.72
December 31, 2004 (c) (d)	38,477	8.19	315,286	-	13.34
December 31, 2003	38,780	7.23	280,977	-	37.82
December 31, 2002	28,387	5.25	148,911	-	(31.90)
December 31, 2001 (g)	5,772	7.70	44,460	-	(22.97)
V.I. Small Company Growth Fund ("IV2") December 31, 2005	41,152	9.09	374,143	-	5.19
December 31, 2004 (c) (d)	50,367	8.64	435,311	-	13.9
December 31, 2003	51,985	7.59	394,856	-	33.43
December 31, 2002	30,392	5.69	172,843	-	(31.11)
December 31, 2001 (g)	5,354	8.26	44,202	-	(17.44)
The Alger American Fund Growth Portfolio ("AL1") December 31, 2005	51,150	8.01 to 9.12	429,169	0.26	11.38 to 12.03
December 31, 2004	67,519	7.18 to 8.19	515,807	-	4.88 to 5.50
December 31, 2003	82,632	6.84 to 7.81	606,158	-	34.37 to 35.16
December 31, 2002	105,755	5.09 to 5.81	580,116	0.04	(33.38) to (32.99)
December 31, 2001	115,562	7.63 to 8.72	945,983	0.22	(12.26) to (16.36)
Income and Growth Portfolio ("AL2") December 31, 2005	43,301	8.45 to 10.87	397,580	1.13	2.84 to 3.44
December 31, 2004	51,380	8.21 to 10.57	461,602	0.56	7.22 to 7.85
December 31, 2003	72,533	7.66 to 9.86	597,304	0.33	29.08 to 29.84
December 31, 2002	87,095	5.93 to 7.64	557,055	0.78	(31.50) to (31.10)
December 31, 2001	32,445	8.64 to 11.15	323,357	0.29	(12.94) to (14.82)
Small Capitalization Portfolio ("AL3") December 31, 2005	12,298	8.37 to 11.89	131,262	-	16.20 to 16.88
December 31, 2004	15,537	7.20 to 10.17	140,158	-	15.89 to 16.57
December 31, 2003	17,371	6.21 to 8.72	135,653	-	41.51 to 42.34
December 31, 2002	22,527	4.38 to 6.13	122,787	-	(26.65) to (26.22)
December 31, 2001	16,898	5.97 to 8.31	113,752	0.05	(16.92) to (29.93)
Mid-Cap Growth Portfolio ("AL4") December 31, 2005	21,906	13.84	303,096	-	9.82
December 31, 2004 (b)	3,770	12.60	47,492	-	25.98
December 31, 2003	-	-	-	-	-
December 31, 2002	-	-	-	-	-
December 31, 2001	-	-	-	-	-
Goldman Sachs Variable Insurance Trust CORE Small Cap Equity Fund ("GS2") December 31, 2005	19,634	17.49 to 17.93	348,139	0.25	5.45 to 5.54
December 31, 2004	19,335	16.57 to 17.00	324,935	0.31	15.65 to 15.75
December 31, 2003	7,278	14.31 to 14.70	104,854	0.26	45.15 to 45.28
December 31, 2002	6,414	9.85 to 10.13	64,565	0.33	(15.46) to (15.39)
December 31, 2001	4,365	11.64 to 11.98	52,006	0.52	3.92 to 4.01
CORE US Equity Fund ("GS3") December 31, 2005	145,363	10.04 to 10.84	1,513,737	0.84	5.89 to 6.51
December 31, 2004	123,496	9.47 to 10.18	1,210,680	1.78	14.27 to 14.94
December 31, 2003	46,161	8.28 to 8.56	402,778	0.93	28.72 to 29.47
December 31, 2002	31,668	6.43 to 6.84	212,638	0.46	(22.35) to (21.89)
December 31, 2001	24,945	8.27 to 8.76	210,220	0.64	(12.38) to (12.46)
Sun Life of Canada (U.S.) Variable Account I Notes to Financial Statements - continued (5) Financial Highlights - continued
		Unit Fair Value		Investment	Total Return ***
	Units	[lowest to highest]	Net Assets	Income Ratio **	[lowest to highest]
Goldman Sachs Variable Insurance Trust - (Continued) Growth and Income Fund ("GS4") December 31, 2005	39,112	11.30 to 11.87	448,410	1.79	3.33 to 3.41
December 31, 2004	35,174	10.94 to 11.48	391,361	2.19	18.10 to 18.21
December 31, 2003	17,603	9.26 to 9.71	163,772	1.49	23.64 to 23.74
December 31, 2002	12,714	7.49 to 7.85	96,192	1.71	(11.86) to (11.78)
December 31, 2001	9,336	8.50 to 8.89	79,607	0.71	(9.79) to (9.87)
International Equity Fund ("GS5") December 31, 2005	110,987	9.84 to 11.36	1,171,628	0.33	13.04 to 13.14
December 31, 2004	107,191	8.70 to 10.05	1,002,357	1.42	12.82 to 12.92
December 31, 2003	64,158	7.70 to 8.91	544,927	4.52	34.70 to 34.82
December 31, 2002	53,887	5.71 to 6.61	337,848	1.25	(18.81) to (18.74)
December 31, 2001	34,672	7.03 to 8.15	258,927	1.64	(22.65) to (22.72)
Mid-Cap Value Fund ("GS8") December 31, 2005	101,376	13.48 to 13.59	1,375,110	0.78	12.17 to 12.83
December 31, 2004 (b)	38,922	12.02 to 12.05	468,562	0.85	20.20 to 20.48
December 31, 2003	-	-	-	-	-
December 31, 2002	-	-	-	-	-
December 31, 2001	-	-	-	-	-
MFS/Sun Life Series Trust Capital Appreciation Series ("CAS") December 31, 2005	39,568	6.71 to 7.92	309,208	0.55	0.33 to 0.92
December 31, 2004 (c)	58,760	6.68 to 7.85	456,379	0.06	10.37 to 11.02
December 31, 2003	61,954	6.04 to 7.09	432,410	-	27.96 to 28.71
December 31, 2002	58,126	4.72 to 5.54	319,913	0.17	(32.79) to (32.39)
December 31, 2001	51,688	7.02 to 8.24	422,377	0.38	(18.76) to (25.76)
Massachusetts Investors Trust Series ("CGS") December 31, 2005	160,325	9.79 to 10.23	1,608,566	0.80	7.08 to 7.70
December 31, 2004	255,401	9.14 to 9.50	2,402,768	0.92	11.33 to 11.99
December 31, 2003	202,404	8.21 to 8.48	1,718,235	1.08	22.12 to 22.83
December 31, 2002	171,309	6.72 to 6.90	1,184,056	0.96	(21.68) to (21.22)
December 31, 2001	131,832	8.59 to 8.76	1,151,890	0.21	(12.37) to (16.21)
Emerging Growth Series ("EGS") December 31, 2005	61,332	5.85 to 8.60	503,177	-	8.50 to 9.14
December 31, 2004 (c)	91,072	5.38 to 7.93	695,166	-	12.58 to 13.24
December 31, 2003	131,684	4.78 to 7.04	884,400	-	30.73 to 31.49
December 31, 2002	141,341	3.65 to 5.39	723,613	-	(34.53) to (34.15)
December 31, 2001	85,604	5.57 to 8.23	665,893	-	(21.65) to (34.96)
Government Securities Series ("GSS") December 31, 2005	228,634	12.48 to 13.81	2,904,730	4.46	1.71 to 2.30
December 31, 2004	207,719	12.20 to 13.58	2,578,231	5.05	3.15 to 3.76
December 31, 2003	216,241	11.76 to 13.16	2,604,745	4.09	1.55 to 2.15
December 31, 2002	188,842	11.51 to 12.96	2,228,605	4.57	9.16 to 9.80
December 31, 2001	76,148	10.48 to 11.87	858,658	3.81	4.81 to 6.93
High Yield Series ("HYS") December 31, 2005	200,681	12.90 to 13.54	2,704,033	8.34	1.60 to 2.19
December 31, 2004	172,603	12.69 to 13.25	2,274,083	8.03	8.91 to 9.54
December 31, 2003	200,016	11.64 to 12.09	2,411,709	8.24	20.73 to 21.44
December 31, 2002	172,449	9.63 to 9.96	1,711,051	8.78	2.10 to 2.70
December 31, 2001	35,060	9.43 to 9.70	335,886	6.72	(3.03) to 1.29
Massachusetts Investors Growth Stock Series ("MIS") December 31, 2005	148,002	7.17 to 8.54	1,229,966	0.49	3.77 to 4.37
December 31, 2004	147,809	6.90 to 8.23	1,179,938	0.07	8.97 to 9.61
December 31, 2003	126,687	6.33 to 7.55	916,040	-	22.67 to 23.39
December 31, 2002	81,106	5.16 to 6.15	480,213	0.13	(28.47) to(28.05)
December 31, 2001	67,463	7.20 to 8.60	567,999	0.13	(17.02) to (25.35)
New Discovery Series ("NWD") December 31, 2005	123,740	9.35 to 14.30	1,210,548	-	4.59 to 5.21
December 31, 2004	114,708	8.89 to 13.68	1,085,097	-	6.86 to 7.49
December 31, 2003	116,920	8.27 to 12.80	1,032,949	-	34.50 to 35.29
December 31, 2002	79,180	6.11 to 9.52	531,512	-	(33.82) to (33.43)
December 31, 2001	43,368	9.19 to 14.38	508,749	-	(5.60) to (8.15)
Total Return Series ("TRS") December 31, 2005	350,371	12.34 to 14.52	4,561,624	2.53	2.42 to 3.02
December 31, 2004	338,880	11.98 to 14.17	4,287,717	2.49	10.82 to 11.47
December 31, 2003	344,082	10.75 to 12.77	3,897,759	3.27	16.47 to 27.72
December 31, 2002	274,812	9.18 to 10.68	2,697,529	3.06	(100.00) to (5.69)
December 31, 2001	101,616	9.73 to 11.68	1,116,360	3.30	(2.71) to 0.02
Utilities Series ("UTS") December 31, 2005	82,133	12.07 to 15.07	1,069,705	0.98	16.61 to 17.29
December 31, 2004	70,699	10.29 to 12.93	808,395	2.01	29.61 to 30.37
December 31, 2003	57,320	7.89 to 9.97	482,718	4.21	35.46 to 36.26
December 31, 2002	47,288	5.79 to 7.36	308,086	3.71	(24.31) to (23.87)
December 31, 2001	35,481	7.61 to 9.73	329,851	3.82	(23.90) to (24.78)
Value Series ("EIS") December 31, 2005	107,101	12.27 to 12.38	1,322,436	1.37	5.98 to 6.60
December 31, 2004 (b)	28,237	11.58 to 11.61	327,493	-	15.82 to 16.09
December 31, 2003	-	-	-	-	-
December 31, 2002	-	-	-	-	-
December 31, 2001	-	-	-	-	-
Sun Life of Canada (U.S.) Variable Account I Notes to Financial Statements - continued (5) Financial Highlights - continued
		Unit Fair Value		Investment	Total Return ***
	Units	[lowest to highest]	Net Assets	Income Ratio **	[lowest to highest]
OCC Accumulation Trust Equity Portfolio ("OP1") December 31, 2005	49,614	11.57 to 12.73	629,649	0.41	6.42 to 6.51
December 31, 2004	51,267	10.87 to 11.95	610,685	1.09	11.27 to 11.37
December 31, 2003	66,493	9.77 to 10.73	708,868	1.33	27.82 to 27.93
December 31, 2002	70,029	7.64 to 8.39	582,242	0.94	(21.87) to (21.80)
December 31, 2001	86,942	9.78 to 10.73	911,814	0.48	(7.48) to (7.56)
Mid-Cap Portfolio ("OP2") December 31, 2005	4,728	21.28 to 26.55	119,509	-	15.51 to 15.61
December 31, 2004	6,314	18.41 to 22.98	139,580	0.10	18.64 to 18.74
December 31, 2003	9,543	15.50 to 19.37	171,651	-	31.65 to 31.77
December 31, 2002	12,424	11.77 to 14.71	170,197	-	(7.68) to (7.60)
December 31, 2001	16,855	12.73 to 15.94	260,292	0.13	5.94 to 6.03
Small Cap Portfolio ("OP3") December 31, 2005	17,428	19.14 to 19.70	341,336	-	(0.52) to (0.44)
December 31, 2004	22,473	19.24 to 19.78	440,215	0.05	17.19 to 17.29
December 31, 2003	28,428	16.42 to 16.87	476,584	0.05	41.82 to 41.94
December 31, 2002	31,605	11.58 to 11.88	372,684	0.07	(22.09) to (22.03)
December 31, 2001	34,918	14.86 to 15.24	526,159	0.46	7.70 to 7.79
Managed Portfolio ("OP4") December 31, 2005	2,037	11.90 to 12.36	24,280	1.21	4.67 to 4.76
December 31, 2004	2,258	11.37 to 11.80	25,755	1.60	10.12 to 10.21
December 31, 2003	3,811	10.33 to 10.70	40,081	1.92	21.04 to 21.15
December 31, 2002	4,691	8.53 to 8.83	40,526	1.74	(17.37) to (17.30)
December 31, 2001	4,392	10.32 to 10.68	45,649	0.22	(5.38) to (5.47)
Sun Capital Advisers Trust Sun Capital Money Market Fund ("SCA1") December 31, 2005	157,841	11.05 to 11.30	1,774,297	2.73	2.16 to 2.25
December 31, 2004	158,525	10.81 to 11.06	1,743,749	0.81	0.15 to 0.23
December 31, 2003	107,943	10.78 to 11.05	1,570,196	0.56	(0.04) to 0.05
December 31, 2002	151,139	10.78 to 11.05	1,656,791	1.12	0.54 to 0.62
December 31, 2001	150,330	10.71 to 10.99	1,638,592	3.21	2.98 to 3.07
Sun Capital Investment Grade Bond Fund ("SCA2") December 31, 2005	215,554	12.99 to 14.19	2,849,531	4.80	1.37 to 1.96
December 31, 2004	135,296	12.74 to 14.00	1,768,092	4.82	5.80 to 6.42
December 31, 2003	250,179	11.97 to 13.23	3,057,433	5.20	9.01 to 9.65
December 31, 2002	252,822	10.92 to 12.14	2,842,873	5.57	4.63 to 5.24
December 31, 2001	67,309	10.38 to 11.60	739,912	5.98	3.75 to 6.71
Sun Capital Real Estate Fund ("SCA3") December 31, 2005	139,612	23.04 to 28.55	3,294,424	1.67	9.03 to 9.67
December 31, 2004	122,604	21.00 to 26.19	2,650,303	1.65	32.54 to 33.32
December 31, 2003	93,289	15.75 to 19.76	1,521,942	-	35.16 to 35.95
December 31, 2002	73,335	11.59 to 14.62	891,543	6.36	3.44 to 4.04
December 31, 2001	21,077	11.14 to 14.13	276,034	7.76	11.39 to 12.01
Sun Capital Blue Chip Mid-Cap Fund ("SCA5") December 31, 2005	171,043	14.75 to 23.19	2,764,866	0.09	15.93 to 16.61
December 31, 2004	153,718	12.65 to 20.00	2,164,285	-	15.47 to 16.14
December 31, 2003	237,573	10.89 to 17.32	2,846,103	-	35.30 to 36.09
December 31, 2002	193,905	8.00 to 12.80	1,754,504	-	(15.41) to (14.91)
December 31, 2001	67,161	9.41 to 15.13	825,789	-	(3.72) to (5.93)
Sun Capital Davis Venture Value Fund ("SCA7") December 31, 2005	241,536	12.11	2,923,925	0.75	9.73
December 31, 2004	193,725	11.03	2,137,277	0.68	12.45
December 31, 2003	121,794	9.81	1,194,587	0.66	30.50
December 31, 2002	70,206	7.52	527,790	-	(16.24)
December 31, 2001 (g)	4,374	8.98	39,256	1.29	(10.24)
Sun Capital Value Small Cap Fund ("SCB") December 31, 2005	132,167	12.60 to 14.11	1,832,530	-	3.72 to 4.33
December 31, 2004	136,275	12.15 to 13.53	1,811,446	-	17.74 to 18.43
December 31, 2003	201,256	10.32 to 11.42	2,265,709	0.06	40.80 to 41.62
December 31, 2002	149,387	7.33 to 8.07	1,189,036	-	(26.70) to (20.61)
December 31, 2001 (g)	13,936	10.16	141,573	0.05	1.59
Sun Capital All Cap Fund ("SCM") December 31, 2005	7,018	13.76	96,545	0.14	(0.72)
December 31, 2004	6,521	13.86	90,356	0.13	20.39
December 31, 2003	24,634	11.51	282,512	1.04	52.3
December 31, 2002 (h)	17,505	7.56	132,292	0.40	(24.43)
December 31, 2001	-	-	-	-	-
AllianceBernstein Variable Product Series Fund, Inc. (a) VP Global Technology Portfolio ("AN2") (f) December 31, 2005	24,780	6.97	172,732	-	3.65
December 31, 2004 (c)	31,810	6.73	213,926	-	5.09
December 31, 2003	39,085	6.40	250,545	-	43.79
December 31, 2002	22,628	4.45	100,711	-	(41.81)
December 31, 2001 (g)	9,098	7.65	69,580	-	(23.52)
VP Growth and Income Portfolio ("AN3") December 31, 2005	334,161	10.78	3,603,531	1.24	4.60
December 31, 2004	294,980	10.31	3,041,247	0.60	11.22
December 31, 2003	137,868	9.27	1,279,150	0.78	32.18
December 31, 2002	87,587	7.01	614,232	0.52	(22.27)
December 31, 2001 (g)	8,044	9.02	72,570	-	(9.79)

Sun Life of Canada (U.S.) Variable Account I Notes to Financial Statements - continued (5) Financial Highlights - continued
		Unit Fair Value		Investment	Total Return ***
	Units	[lowest to highest]	Net Assets	Income Ratio **	[lowest to highest]
Fidelity Variable Insurance Products Fund Fidelity VIP Index 500 Portfolio ("FL4") December 31, 2005	1,030,028	10.15	10,454,905	1.68	4.71
December 31, 2004	1,007,408	9.69	9,765,021	1.03	10.51
December 31, 2003	619,237	8.77	5,436,616	1.03	28.27
December 31, 2002	357,682	6.84	2,445,800	0.89	(22.32)
December 31, 2001 (g)	131,695	8.80	1,159,303	-	(11.97)
Fidelity VIP Money Market Portfolio ("FL5") December 31, 2005	1,092,670	10.88	11,884,328	2.90	2.93
December 31, 2004	918,254	10.57	9,703,636	1.15	1.10
December 31, 2003	869,135	10.45	9,001,425	0.88	0.90
December 31, 2002	772,471	10.36	8,001,083	1.59	1.61
December 31, 2001 (g)	602,506	10.20	6,142,786	1.05	1.95
Fidelity VIP Contrafund TM Portfolio ("FL6") December 31, 2005	326,818	14.56	4,759,899	0.15	16.85
December 31, 2004	219,538	12.46	2,736,419	0.21	15.34
December 31, 2003	164,605	10.81	1,775,416	0.25	28.35
December 31, 2002	88,676	8.42	746,648	0.41	(9.42)
December 31, 2001 [g]	18,735	9.30	174,157	-	(7.04)
Fidelity VIP Overseas Portfolio ("FL7") December 31, 2005	370,882	12.47	4,625,303	0.52	18.97
December 31, 2004	331,343	10.48	3,473,292	0.82	13.49
December 31, 2003	172,921	9.24	1,599,589	0.65	43.20
December 31, 2002	165,090	6.45	1,064,835	0.20	(20.34)
December 31, 2001 (g)	7,279	8.10	58,938	-	(19.03)
Fidelity VIP Growth Portfolio ("FL8") December 31, 2005	133,080	8.52	1,133,632	0.36	5.67
December 31, 2004	135,289	8.06	1,090,579	0.12	3.26
December 31, 2003	85,991	7.81	674,737	0.15	32.78
December 31, 2002	68,738	5.88	404,118	0.08	(30.20)
December 31, 2001 (g)	12,198	8.42	102,742	-	(15.77)
Franklin Templeton Variable Insurance Products Trust Franklin Templeton Growth Securities Fund ("FTG") December 31, 2005	56,779	17.74	1,007,375	1.10	8.86
December 31, 2004	40,990	16.30	668,030	1.21	16.03
December 31, 2003	12,883	14.05	181,106	1.67	32.13
December 31, 2002 (i)	339	10.63	3,607	-	6.30
December 31, 2001	-	-	-	-	-
Franklin Templeton Foreign Securities Fund ("FTI") December 31, 2005	242,295	18.11	4,388,017	1.18	10.17
December 31, 2004	176,214	16.44	2,896,736	1.06	18.53
December 31, 2003	87,810	13.87	1,215,035	1.87	32.21
December 31, 2002(i)	494	10.49	5,182	-	4.90
December 31, 2001	-	-	-	-	-
PIMCO Variable Insurance Trust PIMCO High Yield Portfolio ("PHY") December 31, 2005	64,013	15.25	975,892	6.53	4.13
December 31, 2004	69,113	14.64	1,011,927	6.49	9.56
December 31, 2003	40,673	13.36	3	6.83	22.91
December 31, 2002 (i)	1,189	10.87	12,923	1.44	8.73
December 31, 2001	-	-	-	-	-
PIMCO Emerging Markets Bond Portfolio ("PMB") December 31, 2005	86,740	19.09	1,655,494	5.08	10.78
December 31, 2004	65,676	17.23	1,131,673	4.24	12.12
December 31, 2003	4,295	15.37	66,100	4.61	31.69
December 31, 2002 (i)	162	11.67	1,890	1.23	16.70
December 31, 2001	-	-	-	-	-
PIMCO Real Return Portfolio ("PRR") December 31, 2005	124,133	12.25	1,520,305	2.80	2.10
December 31, 2004	119,846	12.00	1,437,641	1.02	8.92
December 31, 2003	70,429	11.01	775,844	1.90	8.85
December 31, 2002 (i)	3,614	10.12	36,570	0.84	1.19
December 31, 2001	-	-	-	-	-
PIMCO Total Return Portfolio ("PTR") December 31, 2005	296,124	11.57	3,427,039	3.48	2.45
December 31, 2004	202,924	11.30	2,292,255	1.91	4.89
December 31, 2003	122,353	10.77	1,307,443	2.71	5.04
December 31, 2002 (i)	24,233	10.25	248,429	0.83	2.52
December 31, 2001	-	-	-	-	-
PIMCO Low Duration Fund ("PLD") December 31, 2005	452,259	10.07 to 10.16	4,587,637	2.84	0.43 to 1.01
December 31, 2004 (b)	345,073	10.03 to 10.05	3,468,358	0.62	0.55
December 31, 2003	-	-	-	-	-
December 31, 2002	-	-	-	-	-
December 31, 2001	-	-	-	-	-
Scudder VIT Funds Scudder VIT Small Cap Index Fund ("SSC") December 31, 2005	118,476	18.93	2,243,091	0.40	3.99
December 31, 2004	94,502	18.21	1,720,509	0.13	17.48
December 31, 2003	30,464	15.50	472,599	0.01	119.48
December 31, 2002 (i)	227	7.06	2,405	0.84	(29.39)
December 31, 2001	-	-	-	-	-
Sun Life of Canada (U.S.) Variable Account I Notes to Financial Statements - continued (5) Financial Highlights - continued
		Unit Fair Value		Investment	Total Return ***
	Units	[lowest to highest]	Net Assets	Income Ratio **	[lowest to highest]
Scudder VIT Funds - (Continued) Scudder VIT EAFE Equity Index ("SEE") December 31, 2005 (e)	-	16.60	-	2.02	1.08
December 31, 2004	19,301	16.42	317,006	2.20	18.78
December 31, 2003 (j)	12,372	13.83	171,079	0.38	38.27
December 31, 2002	-	-	-	-	-
December 31, 2001	-	-	-	-	-
Scudder Variable Series II SVS Dreman Small Cap Value Portfolio ("SCV") December 31, 2005	66,869	13.44	898,990	0.33	10.25
December 31, 2004 (b)	12,881	12.19	157,077	-	21.95
December 31, 2003	-	-	-	-	-
December 31, 2002	-	-	-	-	-
December 31, 2001	-	-	-	-	-
Delaware Variable Insurance Products Trust VIP Growth Opportunities Series ("DGO") December 31, 2005	9,097	13.90	126,460	-	11.40
December 31, 2004 (b)	2,104	12.48	26,255	-	24.78
December 31, 2003	-	-	-	-	-
December 31, 2002	-	-	-	-	-
December 31, 2001	-	-	-	-	-
Dreyfus Investment Portfolios Mid-Cap Stock Portfolio ("DMC") December 31, 2005	234,302	13.09 to 13.20	3,089,604	0.03	8.54 to 9.17
December 31, 2004 (b)	186,541	12.06 to 12.09	2,254,469	0.40	20.88
December 31, 2003	-	-	-	-	-
December 31, 2002	-	-	-	-	-
December 31, 2001	-	-	-	-	-
Lord Abbett Series Fund, Inc. Growth and Income Portfolio ("LA1") December 31, 2005	57,041	12.06	688,141	2.08	3.25
December 31, 2004 (b)	12,583	11.68	147,022	0.87	16.85
December 31, 2003	-	-	-	-	-
December 31, 2002	-	-	-	-	-
December 31, 2001	-	-	-	-	-
Mid-Cap Value Portfolio ("LA2") December 31, 2005	90,528	13.11	1,186,695	0.64	8.22
December 31, 2004 (b)	36,437	12.11	441,350	0.41	21.13
December 31, 2003	-	-	-	-	-
December 31, 2002	-	-	-	-	-
December 31, 2001	-	-	-	-	-
Oppenheimer Variable Account Funds Capital Appreciation Fund ("OCF") December 31, 2005	23,682	11.87	281,027	0.83	5.10
December 31, 2004 (b)	19,488	11.29	220,045	-	12.91
December 31, 2003	-	-	-	-	-
December 31, 2002	-	-	-	-	-
December 31, 2001	-	-	-	-	-
Van Kampen Life Insurance Trust LIT Growth & Income Portfolio ("VGI") December 31, 2005	29,484	12.77	376,511	0.88	9.99
December 31, 2004 (b)	13,856	11.61	160,875	0.00	16.11
December 31, 2003	-	-	-	-	-
December 31, 2002	-	-	-	-	-
December 31, 2001	-	-	-	-	-
T. Rowe Price Equity Series, Inc. T. Rowe Price Blue Chip Growth Portfolio ("TBC") December 31, 2005	196,686	12.29	2,416,956	0.12	5.94
December 31, 2004 (b)	157,775	11.60	1,830,113	0.64	16.00
December 31, 2003	-	-	-	-	-
December 31, 2002	-	-	-	-	-
December 31, 2001	-	-	-	-	-

** These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses that result in the direct reduction in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invests. Balances have been annualized for sub-accounts in existence for less than one year.

*** These amounts represent the total return for the period indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Variable Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

(a) Effective May 1,2003, Alliance Variance Products Series Fund, Inc. is renamed to AllianceBernstein Variable Product Series Fund, Inc.

(b) The effective date of these investment options in Variable Account I is August 6, 2004.

(c) As of August 6, 2004, this fund is not open to new premiums or transfers.

(d) Effective October 15, 2004, INVESCO Variable Investment Funds, Inc. is renamed AIM Variable Insurance Funds. INVESCO VIF Dynamics Fund is renamed AIM V.I. Dynamics Fund and INVESCO VIF Small Company Growth Fund is renamed AIM V.I. Small Company Growth Fund.

(e) Effective July 25, 2005, this fund was terminated and liquidated. Investments held in this fund on the date of liquidation were transferred to the Fidelity VIP Money Market Portfolio.

(f) Effective May 2, 2005, AllianceBernstein Technology Portfolio is renamed to AllianceBernstein Global Technology Portfolio.

(g) The effective date of these investment options in Variable Account I is May 1, 2001.

(h) The effective date of these investment options in the Variable Account I is May 1, 2002.

(i) The effective date of these investment options in Variable Account I is October 1, 2002.

(j) For the period April 7, 2003 (Commencement of operations of Sub-Account) through December 31, 2003.

Report of Independent Registered Public Accounting Firm

To the Contract Owners participating in Sun Life of Canada (U.S.) Variable Account I and the Board of Directors of Sun Life Assurance Company of Canada (U.S.):

We have audited the accompanying statements of condition of AIM V.I. Capital Appreciation Sub-Account, AIM V.I. Growth Sub-Account, AIM V.I. Core Equity Sub-Account, AIM V.I. International Growth Sub-Account, AIM V.I. Premier Equity Sub-Account, AIM V.I. Dynamics Sub-Account, AIM V.I. Small Company Growth Sub-Account, Alger American Growth Sub-Account, Alger American Income and Growth Sub-Account, Alger American Small Capitalization Sub-Account, Alger American Mid Cap Growth Sub-Account, Goldman Sachs CORE Small Cap Equity Sub-Account, Goldman Sachs CORE US Equity Sub-Account, Goldman Sachs Growth and Income Sub-Account, Goldman Sachs International Equity Sub-Account, Goldman Sachs Mid Cap Value Sub-Account, MFS/Sun Life Series Trust Capital Appreciation Sub-Account, MFS/Sun Life Series Trust Massachusetts Investors Trust Sub-Account, MFS/Sun Life Series Trust Emerging Growth Sub-Account, MFS/Sun Life Series Trust Government Securities Sub-Account, MFS/Sun Life Series Trust High Yield Sub-Account, MFS/Sun Life Series Trust Massachusetts Investors Growth Stock Sub-Account, MFS/Sun Life Series Trust New Discovery Sub-Account, MFS/Sun Life Series Trust Total Return Sub-Account, MFS/Sun Life Series Trust Utilities Sub-Account, MFS/Sun Life Series Trust Value Sub-Account, OCC Accumulation Trust Equity Sub-Account, OCC Accumulation Trust Mid Cap Sub-Account, OCC Accumulation Trust Small Cap Sub-Account, OCC Accumulation Trust Managed Sub-Account, Sun Capital Money Market Sub-Account, Sun Capital Investment Grade Bond Sub-Account, Sun Capital Real Estate Sub-Account, Sun Capital Blue Chip Mid-Cap Sub-Account, Sun Capital Davis Venture Value Sub-Account, Sun Capital Value Small Cap Sub-Account, Sun Capital All Cap Sub-Account, AllianceBernstein VP Global Technology Sub-Account, AllianceBernstein VP Growth and Income Sub-Account, Fidelity VIP Index 500 Sub-Account, Fidelity VIP Money Market Sub-Account, Fidelity VIP Contrafund Sub-Account, Fidelity VIP Overseas Sub-Account, Fidelity VIP Growth Sub-Account, Franklin Templeton Growth Securities Sub-Account, Franklin Templeton Foreign Securities Sub-Account, PIMCO High Yield Sub-Account, PIMCO Emerging Markets Bond Sub-Account, PIMCO Real Return Sub-Account, PIMCO Total Return Sub-Account, PIMCO Low Duration Sub-Account, Scudder VIT Small Cap Index Sub-Account, Scudder VIT EAFE Equity Index Sub-Account, Scudder SVS Dreman Small Cap Value Sub-Account, Delaware VIP Growth Opportunities Sub-Account, Dreyfus MidCap Stock Sub-Account, Lord Abbett Growth and Income Sub-Account, Lord Abbett Mid-Cap Value Sub-Account, Oppenheimer Capital Appreciation Sub-Account, Van Kampen LIT Growth & Income Sub-Account and T. Rowe Price Blue Chip Growth Sub-Account of Sun Life of Canada (U.S.) Variable Account I (the "Sub-Accounts"), as of December 31, 2005, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Sub-Accounts management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Sub-Accounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Sub-Accounts' internal control over financial reporting.

Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Sub-Accounts as of December 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

April 7, 2006

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED STATEMENTS OF INCOME

(in thousands)

For the years ended December 31,

	2005	2004	2003

Revenues:
Premiums and annuity considerations	$ 51,982	$ 58,820	$ 60,518
Net investment income	1,112,529	1,134,257	1,208,750
Net derivative income (loss)	16,474	(98,419)	(203,200)
Net realized investment gains	16,925	96,074	134,085
Fee and other income	362,275	357,011	319,596

Total revenues	1,560,185	1,547,743	1,519,749

Benefits and expenses:
Interest credited	637,502	673,442	783,999
Interest expense	123,279	128,522	120,905
Policyowner benefits	187,013	141,377	201,248
Amortization of deferred acquisition costs ("DAC") and value of business acquired ("VOBA")	243,821	82,876	98,398
Other operating expenses	196,543	214,495	184,472

Total benefits and expenses	1,388,158	1,240,712	1,389,022

Income before income tax expense, minority interest and cumulative effect of change in accounting principle	172,027	307,031	130,727

Income tax expense (benefit):
Federal	40,091	71,352	27,366
State	(2)	(98)	823
Income tax expense	40,089	71,254	28,189

Income before minority interest and cumulative
effect of change in accounting principles	131,938	235,777	102,538

Minority interest share of (loss) income	(1,214)	5,561	-

Income before cumulative effect of change in accounting principles	133,152	230,216	102,538

Cumulative effect of change in accounting principles, net of tax benefit of $4,814 and $4,064 in 2004 and 2003, respectively	-	(8,940)	(7,547)

Net income	$ 133,152	$ 221,276	$ 94,991

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED BALANCE SHEETS

(in thousands except share data)

December 31,

ASSETS	2005	2004
Investments
Available-for-sale fixed maturities at fair value (amortized cost of $15,620,827 and $16,207,312 in 2005 and 2004, respectively)	$ 15,677,148	$ 16,692,987
Trading fixed maturities at fair value (amortized cost of $1,982,762 and $1,408,618 in 2005 and 2004, respectively)	1,984,848	1,491,028
Subordinated note from affiliate held-to-maturity (fair value of $645,755 and $689,132 in 2005 and 2004, respectively)	600,000	600,000
Short-term investments	-	23,957
Mortgage loans	1,739,370	1,465,896
Derivative instruments - receivable	487,947	566,401
Limited partnerships	222,148	304,809
Real estate	170,510	168,139
Policy loans	701,769	696,305
Other invested assets	554,917	791,541
Cash and cash equivalents	347,654	552,949
Total investments	22,486,311	23,354,012

Accrued investment income	261,507	279,679
Deferred policy acquisition costs	1,341,377	1,147,181
Value of business acquired	53,670	24,130
Deferred federal income taxes	4,360	-
Goodwill	701,451	701,451
Receivable for investments sold	79,860	21,213
Reinsurance receivable	1,860,680	1,928,365
Other assets	122,239	111,131
Separate account assets	19,095,391	19,120,381

Total assets	$ 46,006,846	$ 46,687,543

LIABILITIES

Contractholder deposit funds and other policy liabilities	$ 18,668,578	$ 18,846,238
Future contract and policy benefits	768,297	721,135
Payable for investments purchased	248,733	284,511
Accrued expenses and taxes	150,318	95,655
Deferred federal income taxes	-	64,610
Long-term debt	-	33,500
Debt payable to affiliates	1,125,000	1,025,000
Partnership capital securities	607,826	607,826
Reinsurance payable to affiliate	1,652,517	1,697,348
Derivative instruments - payable	197,765	228,774
Other liabilities	766,657	1,010,006
Separate account liabilities	19,095,391	19,120,381

Total liabilities	43,281,082	43,734,984

Commitments and contingencies - Note 19
Minority interest	-	5,561

STOCKHOLDER'S EQUITY

Common stock, $1,000 par value - 10,000 shares authorized; 6,437 shares issued and outstanding in 2005 and 2004	$ 6,437	$ 6,437
Additional paid-in capital	2,138,880	2,131,888
Accumulated other comprehensive income	19,260	180,638
Retained earnings	561,187	628,035

Total stockholder's equity	2,725,764	2,946,998

Total liabilities and stockholder's equity	$ 46,006,846	$ 46,687,543

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(in thousands)

For the years ended December 31,
	2005	2004	2003

Net income	$ 133,152	$ 221,276	$ 94,991
Other comprehensive income (loss)
Net change in unrealized holding (losses) gains on
available-for-sale securities, net of tax and policyholder amounts	(79,814)	23,103	158,442
Minimum pension liability adjustment, net of tax	(1,842)	-	-
Reclassification adjustments of realized investment gains into net income	(79,722)	(70,146)	(179,672)

Other comprehensive loss	(161,378)	(47,043)	(21,230)

Comprehensive (loss) income	$ (28,226)	$ 174,233	$ 73,761

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

(in thousands)

For the years ended December 31,
			Accumulated
		Additional	Other		Total
	Common	Paid-In	Comprehensive	Retained	Stockholder's
	Stock	Capital	Income	Earnings	Equity

Balance at December 31, 2002 - Restated	$ 6,437	$ 2,071,888	$ 248,911	$ 468,344	$ 2,795,580

Net income	-	-	-	94,991	94,991
Other comprehensive loss	-	-	(21,230)	-	(21,230)

Balance at December 31, 2003	$ 6,437	$ 2,071,888	$ 227,681	$ 563,335	$ 2,869,341

Net income	-	-	-	221,276	221,276
Additional paid-in-capital	-	60,000	-	-	60,000
Dividends	-	-	-	(156,576)	(156,576)
Other comprehensive loss	-	-	(47,043)	-	(47,043)

Balance at December 31, 2004	$ 6,437	$ 2,131,888	$ 180,638	$ 628,035	$ 2,946,998

Net income	-	-	-	133,152	133,152
Additional paid-in-capital	-	6,992	-	-	6,992
Dividends	-	-	-	(200,000)	(200,000)
Other comprehensive loss	-	-	(161,378)	-	(161,378)

Balance at December 31, 2005	$ 6,437	$ 2,138,880	$ 19,260	$ 561,187	$ 2,725,764

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

For the years ended December 31,

	2005	2004	2003

Cash Flows From Operating Activities:
Net income from operations	$ 133,152	$ 221,276	$ 94,991
Adjustments to reconcile net income to net cash provided
by (used in) operating activities:
Minority interest share	(1,214)	5,561	-
Amortization (accretion) of discount and premiums	60,195	82,123	112,761
Amortization of DAC and VOBA	243,821	82,876	98,398
Depreciation and amortization	3,985	3,025	1,730
Non cash derivative activity	(93,478)	(18,690)	144,091
Net realized gains on investments	(16,925)	(96,074)	(134,085)
Net losses (gains) on trading investments	80,324	7,237	(63,573)
Net change in unrealized and undistributed (gains) losses in private equity limited partnerships	(48,244)	(58,981)	15,789
Interest credited to contractholder deposits	637,502	671,101	781,834
Deferred federal income taxes	22,047	72,648	43,029
Cumulative effect of change in accounting principles, net of tax	-	8,940	7,547
Changes in assets and liabilities:
Deferred acquisition costs	(261,917)	(346,996)	(263,762)
Accrued investment income	17,916	5,545	(28,655)
Future contract and policy benefits	25,123	(42,530)	(854)
Other, net	155,865	211,882	127,056
Net sales (purchases) of trading fixed maturities	(651,921)	27,801	(60,321)
Net cash provided by operating activities	306,231	836,744	875,976

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturities	5,685,008	10,472,377	13,004,400
Net cash from sale of subsidiary	17,040	39,687	1,500
Other invested assets	483,700	144,145	127,944
Mortgage loans	117,438	205,740	339,735
Real estate	947	-	14,275
Purchases of:
Available-for-sale fixed maturities	(5,269,211)	(10,367,260)	(13,414,490)
Other invested assets	(171,539)	(910,784)	(4,926)
Mortgage loans	(390,376)	(698,776)	(338,627)
Real estate	(6,648)	(86,743)	(16,153)
Changes due to other investments, net	(239,910)	728,637	5,100
Net change in policy loans	(5,464)	(3,418)	(10,858)
Net change in short-term investments	(4,576)	705	153,355

Net cash provided by (used in) investing activities	$ 216,409	$ (475,690)	$ (138,745)

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

For the years ended December 31,

	2005	2004	2003

Cash Flows From Financing Activities:
Deposits to contractholder deposit funds	$ 2,720,141	$ 2,552,431	$ 2,461,677
Withdrawals from contractholder deposit funds	(3,404,468)	(2,867,815)	(3,411,004)
Net cash of Sun Capital Advisers, Inc	-	(2,910)	-
Issuance of debt	100,000	-	-
Dividends paid to stockholder	(150,600)	(150,000)	-
Additional capital contributed	-	60,000	-
Other, net	6,992	42,004	(145,258)
Net cash used in financing activities	(727,935)	(366,290)	(1,094,585)

Net change in cash and cash equivalents	(205,295)	(5,236)	(357,354)

Cash and cash equivalents, beginning of year	552,949	558,185	915,539

Cash and cash equivalents, end of year	$ 347,654	$ 552,949	$ 558,185

Supplemental Cash Flow Information
Interest paid	$ 122,474	$ 120,195	$ 118,302

Supplemental Schedule of non-cash investing and financing activities

In 2005, the Company declared and paid a $200.0 million dividend to its direct parent, Sun Life of Canada (U.S.) Holdings, Inc., consisting of $150.6 million in cash and $49.4 million in notes. In 2004, the Company declared and paid cash dividends in the amount of $150.0 million and transferred via dividend its ownership of SCA valued at $6.6 million to its parent, SLC - U.S. Ops Holdings. The Company did not make any dividend payments in 2003.

On April 19, 2005, the Company sold its interest in a consolidated variable interest entity ("VIE"). As a result of the sale, bonds decreased by $42.5 million, short-term investments decreased by $28.5 million, investment income due and accrued decreased by $0.3 million, other invested assets decreased by $3.2 million, other liabilities decreased by $26.1 million, deferred tax liability decreased by $3.9 million, and notes payable decreased by $33.5 million.

On December 31, 2004, the Company distributed through a dividend to its parent, Sun Life of Canada (U.S.) Holdings, Inc., its interest in Sun Capital Advisers, Inc. As a result of the dividend, other assets decreased by $5.2 million, other liabilities decreased by $0.9 million, and accrued expenses and taxes decreased by $0.6 million in a non-cash transaction.

On June 30, 2004, the Company sold its interest in another consolidated VIE. As a result of the sale, bonds decreased by $51.0 million, other liabilities decreased by $11.1 million, deferred tax liability decreased by $3.8 million, notes payable decreased by $7.0 million, and other invested assets decreased by $0.6 million.

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

Sun Life Assurance Company of Canada (U.S.) (the "Company") is a stock life insurance company incorporated under the laws of Delaware. The Company is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc. ("SLC - U.S. Ops Holdings") and is an indirect wholly-owned subsidiary of Sun Life Financial Inc. ("SLF"), a reporting company under the Securities Exchange Act of 1934. SLF and its subsidiaries are collectively referred to herein as "Sun Life Financial."

The Company and its subsidiaries are engaged in the sale of individual and group variable life insurance, individual universal life insurance, individual and group fixed and variable annuities, group pension contracts, guaranteed investment contracts ("GICs"), group life, group disability, and group stop loss insurance. These products are distributed through individual insurance agents, financial planners, insurance brokers and broker-dealers to both the tax qualified and non-tax-qualified markets. The Company is authorized to transact business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. In addition, the Company's wholly-owned subsidiary, Sun Life Insurance and Annuity Company of New York ("SLNY"), is authorized to transact business in the State of New York.

As of December 31, 2004, SLC - U.S. Ops Holdings, was a direct wholly-owned subsidiary of Sun Life Assurance Company of Canada ("SLOC"), 150 King Street West, Toronto, Ontario, Canada. SLOC is a life insurance company incorporated in 1865. As of December 31, 2005, SLOC transacted business directly or through its subsidiaries and joint ventures in all of the Canadian provinces and territories, all of the United States, the District of Columbia, Puerto Rico, the Virgin Islands, Great Britain, Ireland, Hong Kong, Bermuda, Barbados, Philippines, Indonesia, China and India. SLOC is a direct wholly-owned subsidiary of SLF.

On January 4, 2005, a reorganization was completed under which most of SLOC's asset management businesses in Canada and the United States were transferred to Sun Life Financial Corp., a newly incorporated wholly-owned subsidiary of SLF. After this reorganization, the operations remaining in SLOC consist primarily of Sun Life Financial's life, health and annuities businesses in Canada, most of its life and health businesses in the United States, and all of its operations in the United Kingdom and Asia. SLOC continues to be a direct wholly-owned subsidiary of SLF. The Company and its subsidiaries are now indirect wholly-owned subsidiaries of Sun Life Financial Corp., and continue to be indirect wholly-owned subsidiaries of SLF.

On December 31, 2004, Sun Capital Advisers, Inc. ("SCA"), a registered investment adviser, was distributed in the form of a dividend to the Company's parent and became a consolidated subsidiary of the SLC - U.S. Ops Holdings. As a result of this transaction, SCA is no longer the Company's wholly-owned subsidiary. As of December 31, 2004, SCA's total assets were $8.1 million. SCA's net income was $1.9 million and $0.7 million for the years ended December 31, 2004 and 2003, respectively.

On April 19, 2005, the Company sold its interest in a consolidated VIE and recognized a gain of $6.1 million. The Company received net cash proceeds of $17.0 million and reduced consolidated assets and liabilities by $74.5 million and $63.6 million, respectively. The Company's net income for the year ended December 31, 2005 included a net loss of $0.8 million related to this VIE.

On June 30, 2004, the Company sold its interest in another consolidated VIE and recognized a gain of $9.7 million. The Company received net cash proceeds of $39.7 million and reduced consolidated assets and liabilities by $51.6 million and $21.9 million, respectively. The Company's net income related to this VIE for the year ended December 31, 2004, excluding the gain on the sale, was $7.1 million.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

GENERAL (CONTINUED)

On December 31, 2003, Keyport Life Insurance Company ("Keyport") was merged with and into the Company with the Company as the surviving entity. Prior to the merger, the Company and Keyport were both indirect wholly-owned subsidiaries of SLC - U.S. Ops Holdings. The merger had no effect on the existing rights and benefits of policyholders and contractholders from either company. The Company is licensed and authorized to write all business that was previously written by the Keyport.

The merger was accounted for under Statement of Financial Accounting Standards ("SFAS") No. 141, "Business Combinations." Under SFAS No. 141, transfers of net assets and exchanges of shares between entities under common control are recorded at their carrying amounts at the date of transfer. The financial statements of prior periods have been restated to give effect to the merger as of November 1, 2001, the date on which the predecessor companies came under common control.

The following summarizes the results of operations and total assets as of and for the year ended December 31, 2003 (in 000's):
	Keyport	SLUS	Surviving Entity
Total revenues	$ 893,846	$ 625,903	$ 1,519,749
Total expenditures	764,596	624,426	1,389,022
Pre-tax income	129,250	1,477	130,727

Net income	$ 76,452	$ 18,539	$ 94,991

Total Assets	$ 21,132,604	$ 22,541,772	$ 43,674,376

BASIS OF PRESENTATION

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for stockholder-owned life insurance companies.

The consolidated financial statements include the accounts of the Company and its subsidiaries. As of December 31, 2005, the Company owned all of the outstanding shares of SLNY, Sun Life of Canada (U.S.) SPE 97-I, Inc. ("SPE 97-I"), Clarendon Insurance Agency, Inc. ("Clarendon"), SLF Private Placement Investment Company I, LLC ("Private Placement I"), Sun Parkaire Landing LLC ("Sun Parkaire"), 7101 France Avenue Manager, LLC ("France Avenue"), Independence Life and Annuity Company ("Independence Life"), and Sun Life of Canada (U.S.) Holdings General Partner LLC (the "General Partner"). During 2005, Sun Benefit Services Company, Inc., an inactive subsidiary, was dissolved.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The General Partner is the sole general partner in Sun Life of Canada (U.S.) Limited Partnership I (the "Partnership") and, as a result, the Partnership is consolidated with the results of the Company. The Partnership was established to purchase subordinated debentures issued by the Company's parent, SLC - U.S. Ops Holdings, and to issue partnership capital securities to an affiliated business trust, Sun Life of Canada (U.S.) Capital Trust I (the "Capital Trust").

In addition, the Company had consolidated a certain interest in a VIE. The consolidation of the VIE required the Company to report its minority interest relating to the equity ownership not controlled by the Company. The Company's interest in the VIE was sold on April 19, 2005.

All significant intercompany transactions have been eliminated in consolidation.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates. The most significant estimates are those used in determining the fair value of financial instruments, goodwill, DAC, VOBA, the liabilities for future contract and policyholder benefits and other-than-temporary impairments of investments. Actual results could differ from those estimates.

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash equivalents, fixed maturity investments, mortgage loans, equity securities, off balance sheet financial instruments, debt, loan commitments and financial guarantees. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents primarily include cash, commercial paper, money market investments and short-term bank participations. All such investments have maturities of three months or less when purchased and are considered cash equivalents for purposes of reporting cash flows.

INVESTMENTS

The Company accounts for its investments in accordance with SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities." At the time of purchase, fixed maturity securities are classified based on intent as either held-to-maturity, trading or available-for-sale. In order for the security to be classified as held-to-maturity, the Company must have positive intent and ability to hold the securities to maturity. Securities held-to-maturity are stated at cost, adjusted for amortization of premiums and accretion of discounts. Securities that are bought and held principally for the purpose of selling them in the near term are classified as trading. Trading securities are carried at aggregate fair value with changes in unrealized gains or losses reported as a component of net investment income. Securities that do not meet the held-to-maturity or trading criterion are classified as available-for-sale. Included with available for sale fixed maturities are mortgage backed securities in the To Be Announced form, ('TBA'). The Company records these purchases on trade date and the corresponding payable is recorded as an outstanding liability in the payable for investments purchased until the settlement date of the transaction. Available-for-sale securities are carried at fair value with the unrealized gains or losses reported in other comprehensive income.

Fair values for publicly traded securities are obtained from external market quotations. For privately placed fixed maturities, fair values are estimated by taking into account prices for publicly traded securities of similar credit risk, maturities repayment and liquidity characteristics. All security transactions are recorded on a trade date basis.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS (CONTINUED)

The Company's accounting policy for impairment requires recognition of an other-than-temporary impairment write-down on a security if it is determined that the Company will be unable to recover all amounts due under the contractual obligation of the security. Once an impairment charge has been recorded, the Company continues to review the other-than-temporarily impaired security for additional impairment, if necessary. Other-than-temporary impairments are reported as a component of net realized investment gains (losses).

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses. Mortgage loans acquired at a premium or discount are carried at amortized values net of provisions for estimated losses. Mortgage loans, which include primarily commercial first mortgages, are diversified by property type and geographic area throughout the United States. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property's value at the time that the original loan is made.

A loan is recognized as impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. Measurement of impairment is based on the present value of expected future cash flows discounted at the loan's effective interest rate, or at the loan's observable market price. A specific valuation allowance is established if the fair value of the impaired loan is less than the recorded amount. Loans are also charged against the allowance when determined to be uncollectible. The allowance is based on a continuing review of the loan portfolio, past loss experience and current economic conditions, which may affect the borrower's ability to pay. While management believes that it uses the best information available to establish the allowance, future adjustments to the allowance may become necessary if economic conditions differ from the assumptions used in making the evaluation.

Real estate investments are held for the production of income or are held-for-sale. Real estate investments held for the production of income are carried at the lower of cost adjusted for accumulated depreciation or fair value. Depreciation of buildings and improvements is calculated using the straight-line method over the estimated useful life of the property, generally 40 to 50 years. Real estate investments held-for-sale are primarily acquired through foreclosure of mortgage loans. The cost of real estate that has been acquired through foreclosure is the estimated fair value less estimated costs to dispose at the time of foreclosure. Real estate investments are diversified by property type and geographic area throughout the United States.

Policy loans are carried at the amount of outstanding principal balance. Policy loans are collateralized by the related insurance policy and do not exceed the net cash surrender value of such policy.

Investments in private equity limited partnerships are accounted for on either the cost or equity method. The equity method of accounting is used for all partnerships in which the Company has an ownership interest in excess of 3%.

The Company uses derivative financial instruments including swaps, options and futures as a means of hedging exposure to interest rate, currency and equity price risk. Derivatives are carried at fair value and changes in fair value are recorded as a component of derivative income.

Realized gains and losses on the sales of investments are recognized in operations at the date of sale and are determined using the average cost method. When an impairment of a specific investment is determined to be other-than-temporary, a realized investment loss is recorded. Changes in the provision for estimated losses on mortgage loans and real estate are included in net realized investment gains and losses.

Interest income is recorded on the accrual basis. Investments are placed in a non-accrual status when management believes that the borrower's financial condition, after giving consideration to economic and business conditions and collection efforts, is such that collection of principal and interest is doubtful. When an investment is placed in non-accrual status, all interest previously accrued is reversed against current period interest income. Interest accruals are resumed on such investments only when the investments have performed on a sustained basis for a reasonable period of time and when, in the judgment of management, the investments are estimated to be fully collectible as to both principal and interest.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

DEFERRED POLICY ACQUISITION COSTS

Acquisition costs consist of commissions, underwriting and other costs, which vary with and are primarily related to the production of new business. Acquisition costs related to investment-type contracts, primarily deferred annuity and GICs, and universal and variable life products are deferred and amortized with interest in proportion to the present value of estimated gross profits to be realized over the estimated lives of the contracts. Estimated gross profits are composed of net investment income, net realized investment gains and losses, life and variable annuity fees, surrender charges, interest credited, policyholder benefits and direct variable administrative expenses. This amortization is reviewed periodically and adjusted retrospectively when the Company revises actual profits and its estimate of future gross profits to be realized from this group of products, including realized and unrealized gains and losses from investments.

Although realization of DAC is not assured, the Company believes it is more likely than not that all of these costs will be realized. The amount of DAC considered realizable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced.

DAC is also adjusted for amounts relating to the recognition of unrealized investment gains and losses. This adjustment, net of tax, is included with the change in net unrealized investment gains or losses that is credited or charged directly to accumulated other comprehensive income (loss). DAC was reduced by $12.8 million and $172.9 million at December 31, 2005 and 2004, respectively, to reflect unrealized gains and losses.

VALUE OF BUSINESS ACQUIRED

VOBA represents the actuarially-determined present value of projected future gross profits from policies in force at the date of their acquisition. This amount is amortized in proportion to the projected emergence of profits.

VOBA is also adjusted for amounts relating to the recognition of unrealized investment gains and losses. This adjustment, net of tax, is included with the change in net unrealized investment gains or losses that is credited or charged directly to accumulated other comprehensive income (loss). VOBA was decreased by $1.2 million and $48.2 million at December 31, 2005 and 2004, respectively, to account for unrealized investment gains and losses.

GOODWILL

Goodwill represents the difference between the purchase price paid and the fair value of the net assets acquired in connection with the acquisition of Keyport on November 1, 2001. In accordance with SFAS No. 142, "Goodwill and Other Intangible Assets," goodwill is tested for impairment on an annual basis. The Company completed the required impairment tests of goodwill and indefinite-lived intangible assets during the second quarter of 2005 and concluded that these assets were not impaired.

During 2004, the Company finalized tax periods that predated the acquisition of Keyport. In accordance with the Emerging Issues Task Force ("EITF") Issue No. 93-7, "Uncertainties Related to Income Taxes in a Purchase Business Combinations," adjustments upon resolution of income tax uncertainties that predate or result from a purchase business combination should be recorded as an increase or decrease to goodwill regardless of the time that has elapsed since the acquisition date. The Company reduced goodwill by $8.7 million in 2004 to record the difference between the estimated tax liability at the acquisition date and the final tax liability for closed tax years that predated the acquisition.

OTHER ASSETS

Property, equipment, leasehold improvements and capitalized software costs that are included in other assets are stated at cost, less accumulated depreciation and amortization. Depreciation and amortization are calculated using the straight-line or accelerated method over the estimated useful lives of the related assets, which generally range from 3 to 10 years.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

OTHER ASSETS (CONTINUED)

Amortization of leasehold improvements is calculated using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements. Intangible assets are also included in other assets.

Intangible assets acquired primarily consist of state insurance licenses that are not subject to amortization and of intangible assets related to product rights that have a weighted-average useful life of 7 years.

POLICY LIABILITIES AND ACCRUALS

Contractholder deposit funds consist of policy values that accrue to the holders of universal life-type contracts and investment-related products such as deferred annuities, single premium whole life policies ("SPWL") and GICs. The liabilities consist of deposits received plus interest credited, less accumulated policyholder charges, assessments and withdrawals. The liability is before the deduction of any applicable surrender charges.

Other policy liabilities include liabilities for policy and contract claims. These amounts consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported. The amount reported is based upon historical experience, adjusted for trends and current circumstances. Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses. Revisions of these estimates are included in operations in the year such refinements are made.

Future contract and policy benefits are liabilities for traditional life, health and stop loss products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. The liabilities associated with traditional life insurance and disability insurance products are computed using the net level premium method based on assumptions about future investment yields, mortality, morbidity and persistency. The assumptions used are based upon the Company's experience and industry standards.

The fair values of S&P 500 Index and other equity linked embedded derivatives are produced using standard derivative valuation techniques.

Guaranteed minimum accumulation benefits or withdrawal benefits are considered to be derivatives under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," and are recorded at fair value through earnings. The fair value of the embedded derivatives is calculated stochastically using risk neutral scenarios over a 50 year projection. Policyholder assumptions are based on experience studies and industry standards.

REVENUE AND EXPENSES

Premiums for traditional individual life products are considered earned revenue when due. Premiums related to group life, stop loss and group disability insurance are recognized as earned revenue pro-rata over the contract period. The unexpired portion of these premiums is recorded as unearned premiums. Revenue from universal life-type products and investment-related products includes charges for the cost of insurance (mortality), initiation and administration of the policy and surrender charges. Revenue is recognized when the charges are assessed except that any portion of an assessment that relates to services to be provided in future years is deferred and recognized over the period during which the services are provided.

Benefits and expenses related to traditional life, annuity and disability contracts, including group policies, are recognized when incurred in a manner designed to match them with related premium revenue and to spread income recognition over the expected life of the policy. For universal life-type and investment-type contracts, expenses include interest credited to policyholders' accounts and death benefits in excess of account values, which are recognized as incurred.

Fees from investment advisory services are recognized as revenues when the services are provided.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INCOME TAXES

For the years ended December 31, 2005 and 2004, the Company participated in a consolidated federal income tax return with SLC - US Ops Holdings and other affiliates. For the 2003 tax year, as in prior years, the Company participated in the consolidated federal income tax return with SLC - U.S. Ops Holdings and other affiliates. For 2003, Keyport filed a separate consolidated return with an affiliate, Independence Life.

Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by SFAS No. 109, "Accounting for Income Taxes." These differences primarily result from policy reserves, policy acquisition expenses and unrealized gains or losses on investments.

SEPARATE ACCOUNTS

The Company has established separate accounts applicable to various classes of contracts providing for variable benefits. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Contracts for which funds are invested in separate accounts include variable life insurance and individual and group qualified and non-qualified variable annuity contracts. Investment income and changes in mutual fund asset values are allocated to policyholders and therefore do not affect the operating results of the Company. Assets held in the separate accounts are carried at fair value and the investment risk of such securities is retained by the contractholder. The Company earns separate account fees for providing administrative services and bearing the mortality risks related to these contracts. The activity of the separate accounts is not reflected in the financial statements except for: (1) the fees the Company receives, which are assessed on a daily or monthly basis and recognized as revenue when assessed and earned; and (2) the activity related to the guaranteed minimum death benefit ('GMDB'), guaranteed minimum income benefit ('GMIB'), guaranteed minimum accumulation benefit ('GMAB') and guaranteed minimum withdrawal benefit ('GMWB') are reflected in the Company's consolidated financial statements.

ACCOUNTING PRONOUNCEMENTS

New Accounting Pronouncements

In November of 2005, the FASB issued FASB Staff Position ("FSP") 115-1 and 124-1 "The Meaning of Other-Than-Temporary Impairments and its Application to Certain Investments." This FSP is effective for reporting periods beginning after December 15, 2005. The FSP addresses the determination as to when an investment is considered impaired, whether that impairment is other than temporary, and the measurement of the impairment loss. The statement also includes accounting guidance for periods subsequent to the recognition of an other-than-temporary impairment and requires certain disclosures about unrealized losses that have not been recognized as other-than-temporary impairments. Adoption of this FSP will not impact the methodology used by the Company to determine and measure impaired investments. See disclosure in Note 4.

In September of 2005, AICPA issued Statement of Position ("SOP") 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts." This SOP provides guidance on accounting by insurance companies for DAC on internal replacements other than those specifically described in SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments." This SOP is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company is in the process of evaluating the provisions of the proposed SOP and its impact on the Company's financial position and results of operations.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

ACCOUNTING PRONOUNCEMENTS (CONTINUED)

In May of 2005, the Financial Accounting Standards Board (the "FASB") issued FASB Statement 154 "Accounting Changes and Error Corrections - a replacement of APB Opinion No. 20 and FASB Statement No. 3." This statement is effective for fiscal years beginning after December 15, 2005. This statement changes the requirements for the accounting and reporting of a change in accounting principle and applies to all voluntary changes in accounting principle. The statement eliminates the requirement in APB 20 to include the cumulative effect of a change in accounting in the income statement in the period of change and requires retrospective applications to prior periods' financial statements of changes in accounting principle, unless it is impracticable to determine either the specific period effects or the cumulative effect of the change. This statement applies to changes required by new accounting pronouncements only when the pronouncement does not include specific transition guidance. The Company will adopt this statement as required in 2006 and report any changes in accounting principle to be implemented in accordance with the requirements of the this pronouncement.

Other Accounting Pronouncements

On January 1, 2004, the Company adopted the American Institute of Certified Public Accountants' (the "AICPA") Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"). The major provisions of SOP 03-1 that affect the Company require:

●	Establishment of reserves primarily related to death benefit and income benefit guarantees provided under variable annuity contracts;
●	Deferral of sales inducements that meet certain criteria, and amortization using the same method used for DAC; and
●	Reporting and measuring the Company's interest in its separate accounts as investments.

See Footnote 12 for additional information regarding the impact of adoption.

Effective December 31, 2003, the Company adopted the disclosure requirements of EITF Issue No. 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments." As a result, disclosures are required for unrealized losses on fixed maturity and equity securities accounted for under SFAS No. 115, "Accounting for Certain Investment in Debt and Equity Securities," that are classified as either available-for-sale or held-to-maturity.

The disclosure requirements include quantitative information regarding the aggregate amount of unrealized losses and the associated fair value of the investments in an unrealized loss position, segregated into time periods for which the investments have been in an unrealized loss position. EITF No. 03-1 also requires certain qualitative disclosures about holdings with unrealized losses in order to provide additional information that the Company considered in concluding that the unrealized losses were not other-than-temporary. For further discussion, see disclosures in Note 4.

In January 2003, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 46, "Consolidation of Variable Interest Entities" ("FIN No. 46"). In December 2003, the FASB issued a revised version of FIN 46 ("FIN 46R"), which incorporated a number of modifications and changes made to the original version. FIN 46R replaces the previously issued FIN No. 46 and, subject to certain special provisions, is effective no later than the first reporting period that ends after December 15, 2003 for entities considered to be special-purpose entities and no later than the end of the first reporting period that ends after March 15, 2004 for all other VIEs. Early adoption was permitted. The Company adopted FIN No. 46 and FIN 46R in the fourth quarter of 2003. Implementation of FIN No. 46 and FIN 46R resulted in the consolidation of two VIEs and increased total consolidated assets by $67.8 million at December 31, 2003. As required by FIN No. 46 and FIN 46R, the difference between the carrying amount of the assets and the fair value of the VIEs resulted in a cumulative effect of change in accounting principles, net of tax, of $7.5 million as of the date of adoption.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

ACCOUNTING PRONOUNCEMENTS (CONTINUED)

The Company has a greater than or equal to 20% involvement in eight VIEs at December 31, 2005. The Company is a creditor in five trusts, two limited liability companies and one special purpose entity that were used to finance commercial mortgages, franchise receivables, auto receivables and equipment used in utility generation. The Company's maximum exposure to loss related to all of these VIEs is the investments' carrying value, which was $40.2 million and $62.8 million at December 31, 2005 and 2004, respectively. The notes mature between February 2006 and December 2035. See Note 4 for additional information with respect to leveraged leases which is not included above.

Consolidated VIE's increased total consolidated assets by $64.3 million at December 31, 2004. The liabilities included a $33.5 million note issued in June 2000. The note will mature on June 1, 2012. The interest rate on the note is the three-month LIBOR plus 1.75% for the period from June 23, 2000 to December 1, 2005 and LIBOR for the period from December 1, 2005 to June 1, 2012. The Company's interests in the VIEs were sold on April 19, 2005 and June 30, 2004. Refer to disclosures in footnote 2 for further discussion on the sale of the VIE's.

2. MERGERS, ACQUISITIONS AND DISPOSITIONS

On April 19, 2005, the Company sold its interest in a consolidated VIE and recognized a gain of $6.1 million. The Company received net cash proceeds of $17.0 million and reduced consolidated assets and liabilities by $74.5 million and $63.6 million, respectively. The Company's net income for the year ended December 31, 2005 includes a net loss of $0.8 million related to this VIE.

On December 31, 2004, SCA, a registered investment adviser and a wholly-owned subsidiary of the Company, was distributed in the form of a dividend to the Company's parent and became a consolidated subsidiary of SLC - U.S. Ops Holdings. As a result of this transaction, SCA is no longer the Company's wholly-owned subsidiary. As of December 31, 2004 and 2003, SCA's net assets were $8.1 million and $5.1 million, respectively. SCA's net income for the years ended December 31, 2004 and 2003, was $1.9 million and $0.7 million, respectively.

On June 30, 2004, the Company sold its interest in another consolidated VIE and recognized a gain of $9.7 million. The Company received net cash proceeds of $39.7 and reduced consolidated assets and liabilities by $51.6 million and $21.9 million, respectively. The Company's net income for the year ended December 31, 2004 includes net income of $7.1 million related to this VIE.

On December 31, 2003, Clarendon merged with an affiliate, Keyport Financial Services Corp ("KFSC")., with Clarendon as the surviving entity. KFSC was a wholly-owned subsidiary of Keyport.

On November 18, 2003, the Company sold its interest in its wholly-owned subsidiary, Vision Financial Corporation, for $1.5 million. A loss of approximately $1.0 million was realized on this transaction.

On April 1, 2003, Sun Life Financial Services Limited ("SLFSL"), a wholly-owned subsidiary of the Company, ceased operations and was liquidated during the fourth quarter of 2003. SLFSL served as marketing administrator for the distribution of offshore products offered by SLOC, an affiliate of the Company.

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES

Below is a summary of the affiliated transactions for those affiliates that are not consolidated within the Company.

The Company and its subsidiaries have management services agreements with SLOC which provides that SLOC will furnish, as requested, certain services and facilities on a cost-reimbursement basis. Expenses under these agreements amounted to approximately $11.3 million in 2005, $24.4 million in 2004, and $73.3 million in 2003. In accordance with a management service agreement between the Company and SLOC, the Company provides personnel and certain services to SLOC, as requested. Reimbursements under this agreement, which are recorded as a reduction of other operating expenses, were approximately $170.4 million, $136.8 million and $152.2 million for the years ended December 31, 2005, 2004 and 2003, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

The Company has an administrative services agreement with SLC - U.S. Ops Holdings under which the Company provides administrative and investor services with respect to certain open-end management investment companies for which an affiliate, Massachusetts Financial Services Company ("MFS"), serves as the investment adviser, and which are offered to certain of the Company's separate accounts established in connection with the variable annuity contracts issued by the Company. Amounts received under this agreement amounted to approximately $23.4 million, $22.8 million and $21.3 million for the years ended December 31, 2005, 2004 and 2003, respectively.

The Company leases office space to SLOC under lease agreements with terms expiring in December 31, 2009 and options to extend the terms for each of twelve successive five year terms at fair market value of the fixed rent for the term, which is ending. Rent received by the Company under the leases amounted to approximately $10.6 million, $11.8 million, and $11.8 million in 2005, 2004 and 2003, respectively. Rental income is reported as a component of net investment income.

As more fully described in Note 8, the Company has been involved in several reinsurance transactions with SLOC.

In 2005, the Company declared and paid a $200.0 million dividend to its direct parent, Sun Life of Canada (U.S.) Holdings, Inc., consisting of $150.6 million in cash and $49.4 million in notes. In 2004, the Company declared and paid cash dividends in the amount of $150.0 million and transferred via dividend its ownership of SCA valued at $6.6 million to its parent, SLC - U.S. Ops Holdings. The Company did not make any dividend payments in 2003.

On December 31, 2004, the Company received a $60.0 million capital contribution from its parent, SLC - U.S. Ops Holdings.

In 2004, the employees of the Company became participants in a restricted share unit ("RSU") plan with its indirect parent, SLF. Under the RSU plan, participants are granted units that are equivalent to one common share of SLF stock and have a fair market value of a common share of SLF stock on the date of grant. RSUs earn dividend equivalents in the form of additional RSUs at the same rate as the dividends on common shares of SLF stock. The redemption value, upon vesting, is the fair market value of an equal number of common shares of SLF stock. The Company incurred expenses of $7.0 million and $4.1 million relating to RSUs for the years ended December 31, 2005 and 2004, respectively.

In 2004, the employees of the Company became participants in a performance share unit ("PSU") plan with its indirect parent, SLF. Under the PSU plan, participants are granted units that are the equivalent to one SLF common share and have a fair market value of a SLF common share on the date of grant. PSUs earn dividend equivalents in the form of additional PSUs at the same rate as the dividends on SLF's common shares. No PSUs will vest or become payable unless SLF meets certain threshold targets with respect to specified performance targets. The plan provides for an enhanced payout if SLF achieves superior levels of performance to motivate participants to achieve a higher return for shareholders. Payments to participants are based on the number of PSUs earned multiplied by the market value of SLF's common shares at the end of a three-year performance period. The Company incurred expenses of $0.7 million and $0.3 million relating to PSUs for the years ended December 31, 2005 and 2004, respectively.

In 2005, the Company recorded a tax benefit of $7.0 million through paid-in-capital for stock options issued to employees of the Company during 2001 through 2005. The $7.0 million tax benefit is comprised of a $2.5 million tax benefit on expenses accrued at its indirect parent, SLF, and a $4.5 million adjustment to record the excess tax benefit over the recorded book expense for stock options exercised.

In 2003, the Company sold a $100.0 million note from MFS, an affiliate, to another affiliate, Sun Life (Hungary) Group Financing Limited Liability Company ("Sun Life (Hungary) LLC"), for approximately $109.1 million. The note was sold at a gain of $9.1 million.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

On July 25, 2002, the Company issued a $380.0 million promissory note at 5.76% and an $80 million promissory note at 5.71%, both maturing June 30, 2012 to an affiliate, Sun Life (Hungary) LLC. The Company pays interest semi-annually to Sun Life (Hungary) LLC. The Company expensed $26.5 million for interest on these promissory notes for each of the years ended December 31, 2005, 2004 and 2003, respectively. The proceeds of the notes were used to purchase fixed rate government and corporate bonds.

At December 31, 2005 and 2004, the Company had $565.0 million of surplus notes issued to Sun Life Financial (U.S.) Finance, Inc., an affiliate of the Company. The Company expensed $42.6 million for interest on these surplus notes for each of the years ended December 31, 2005, 2004 and 2003, respectively.

At December 31, 2005 and 2004 the Company, through the Partnership, had $600 million of 8.526% partnership capital securities issued to the Capital Trust. The Company expensed $51.2 million for interest on these partnership capital securities for each of the years ended December 31, 2005, 2004 and 2003, respectively.

At December 31, 2005 and 2004 the Company, through the Partnership, owned $600 million of 8.526% subordinated notes issued by its parent, Sun Life of Canada (U.S.) Holdings, Inc. Interest earned on these notes was $51.2 million for each of the years ended December 31, 2005, 2004 and 2003, respectively.

In 2004 and 2003, the Company purchased a total of $140.0 million in promissory notes from MFS. The interest rates on these notes range from 2.988% to 3.512% and the terms are from 3-5 years. Interest earned for the years ended December 31, 2005, 2004 and 2003 was $4.2 million, $4.0 million and $0.6 million, respectively. As of December 31, 2005, the Company sold and transferred these notes to affiliates. On December 31, 2005, the Company sold notes with a par value of $90.0 million to an affiliate, Sun Life (Hungary) LLC, and recognized a loss of $3.3 million. On September 23, 2005, the Company transferred notes with a par value of $50.0 million to the Company's direct parent, Sun Life of Canada (U.S.) Holdings, Inc. as a dividend. The Company recognized a loss of $0.6 million on the transfer of the notes to Sun Life of Canada (U.S.) Holdings, Inc.

During the years ended December 31, 2005, 2004 and 2003, the Company paid $23.2 million, $35.0 million and $14.6 million, respectively, in commission fees to an affiliate, Sun Life Financial Distributors, Inc., ("SLFD"). In addition, the Company received fee income for administrative services provided to SLFD of $7.1 million, $5.9 million and $3.7 million for the years ended December 31, 2005, 2004 and 2003, respectively.

During the years ended December 31, 2005, 2004 and 2003, the Company paid $25.1 million, $45.1 million and $64.5 million, respectively, in commission fees to Independence Financial Marketing Group, Inc. ("IFMG"), an affiliate.

The Company has an administrative services agreement with SCA under which the Company provides administrative services with respect to certain open-end management investment companies for which SCA serves as the investment adviser, and which are offered to certain of the Company's separate accounts established in connection with the variable contracts issued by the Company. Amounts received under this agreement amounted to approximately $2.4 million for the year ended December 31, 2005. SCA was no longer a consolidated entity in 2005.

The Company paid $16.4 million for the year ended December 31, 2005, in investment management services fees to SCA, an affiliate and registered investment adviser, on a cost-reimbursement basis.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

On June 3, 2005, the Company entered into a Terms Agreement (the "Terms Agreement") with its affiliates Sun Life Financial Global Funding, L.P. (the "Issuer"), Sun Life Financial Global Funding, U.L.C. (the "ULC") and Sun Life Financial Global Funding, L.L.C. (the "LLC"), and with Citigroup Global Markets, Inc. ("Citigroup"), Morgan Stanley & Co. Incorporated ("Morgan Stanley"), Banc of America Securities LLC, Credit Suisse First Boston LLC, J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBC Capital Markets Corporation (each, an "Initial Purchaser" and collectively, the "Initial Purchasers"), in connection with the offer and sale by the Issuer of $600.0 million of Series 2005-1 Floating Rate Notes due 2010 (the "First Tranche Notes"). The payment obligations of the Issuer under the First Tranche Notes are unconditionally guaranteed by the LLC pursuant to a guarantee (the "Secured Guarantee") dated as of June 10, 2005, and the obligations of the LLC under the Secured Guarantee are secured by a floating rate funding agreement issued by the Company to the LLC on the same date. In addition, the Company issued a $100.0 million floating rate demand note payable to the LLC on the same date. The Terms Agreement incorporates by reference the provisions of a Purchase Agreement dated as of November 11, 2004 (the "Purchase Agreement") by and among the Issuer, the ULC, the LLC, the Company and all of the Initial Purchasers. Pursuant to these incorporated provisions, the Company has agreed, among other things, to indemnify each Initial Purchaser against certain securities law liabilities related to the offering of the First Tranche Notes. The Company expensed $2.3 million for interest on the demand note for the year ended December 31, 2005.

On June 29, 2005, the Company entered into a Second Terms Agreement (the "Second Terms Agreement") with the Issuer, the ULC, the LLC, Citigroup and Morgan Stanley, in connection with the offer and sale by the Issuer of $300.0 million of Series 2005-1-2 Floating Rate Notes due 2010 (the "Second Tranche Notes"). The payment obligations of the Issuer under the Second Tranche Notes are unconditionally guaranteed by the LLC pursuant to the Secured Guarantee, and the obligations of the LLC under the Secured Guarantee with respect to the Second Tranche Notes are secured by a floating rate funding agreement issued by the Company to the LLC on July 5, 2005. The Second Terms Agreement incorporates by reference the provisions of the Purchase Agreement. Pursuant to these incorporated provisions, the Company has agreed, among other things, to indemnify Citigroup and Morgan Stanley, against certain securities law liabilities related to the offering of the Second Tranche Notes.

The Company has entered into two interest rate swap agreements with the LLC with an aggregate notional amount of $900.0 million that effectively convert the floating rate payment obligations under the funding agreement to fixed rate obligations.

Management believes inter-company revenues and expenses are calculated on a reasonable basis; however, these amounts may not necessarily be indicative of the costs that would be incurred if the Company operated on a stand-alone basis.

The following table lists the details of notes due to affiliates at December 31, 2005 (in 000's):

Payees	Type	Rate	Maturity	Principal	Interest Expense

Sun Life Financial (U.S.) Finance, Inc.	Surplus	8.625%	11/06/27	$ 250,000	$ 21,563
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/27	150,000	9,225
Sun Life Financial (U.S.) Finance, Inc.	Surplus	7.250%	12/15/15	150,000	10,875
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.125%	12/15/15	7,500	459
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/27	7,500	461
Sun Life (Hungary) LLC	Promissory	5.760%	06/30/12	380,000	21,888
Sun Life (Hungary) LLC	Promissory	5.710%	06/30/12	80,000	4,568
Sun Life Financial Global Funding, L.L.C.	Demand	LIBOR plus 35		100,000	2,279

				$ 1,125,000	$ 71,318

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS

Fixed Maturities

The amortized cost and fair value of fixed maturities at December 31, 2005, was as follows:

		Gross	Gross	Estimated
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
Available-for-sale fixed maturities:
Asset Backed and Mortgage Backed Securities	$ 5,234,792	$ 40,958	$ (74,124)	$ 5,201,626
Foreign Government & Agency Securities	86,360	2,965	(64)	89,261
States & Political Subdivisions	742	24	-	766
U.S. Treasury & Agency Securities	449,877	4,773	(4,286)	450,364

Corporate securities:
Basic Industry	228,782	6,192	(3,384)	231,590
Capital Goods	602,974	20,310	(4,507)	618,777
Communications	1,285,638	32,582	(24,476)	1,293,744
Consumer Cyclical	1,321,417	16,741	(62,470)	1,275,687
Consumer Noncyclical	548,636	16,985	(6,206)	559,415
Energy	445,207	15,281	(2,225)	458,264
Finance	3,167,168	50,719	(28,844)	3,189,043
Industrial Other	246,421	9,913	(1,029)	255,305
Technology	49,288	853	(1,127)	49,014
Transportation	409,812	17,786	(7,739)	419,859
Utilities	1,543,713	54,264	(13,544)	1,584,433
Total Corporate	9,849,056	241,626	(155,551)	9,935,131

Total available-for-sale fixed maturities	$ 15,620,827	$ 290,346	$ (234,025)	$ 15,677,148

Held-to-maturity fixed maturities:
Sun Life of Canada (U.S.) Holdings, Inc.,
8.526% subordinated debt, due 2027	$ 600,000	$ 45,755	$ -	$ 645,755

Total held-to-maturity fixed maturities	$ 600,000	$ 45,755	$ -	$ 645,755

	Amortized	Gross	Gross	Estimated
	Cost	Gains	Losses	Fair Values
Trading fixed maturities:
Asset Backed and Mortgage Backed Securities	$ 209,548	$ 1,915	$ (3,776)	$ 207,687
Foreign Government & Agency Securities	19,516	-	(136)	19,380

Corporate securities:
Basic Industry	8,649	783	-	9,432
Capital Goods	15,651	751	-	16,402
Communications	343,647	3,607	(8,542)	338,712
Consumer Cyclical	246,522	2,615	(6,160)	242,977
Consumer Noncyclical	84,411	712	(2,370)	82,753
Energy	27,675	3,187	-	30,862
Finance	713,043	13,996	(8,285)	718,754
Industrial Other	47,464	798	(928)	47,334
Technology	3,801	82	-	3,883
Transportation	60,950	2,588	(4,696)	58,842
Utilities	201,885	8,244	(2,299)	207,830
Total Corporate	1,753,698	37,363	(33,280)	1,757,781

Total trading fixed maturities	$ 1,982,762	$ 39,278	$ (37,192)	$ 1,984,848

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

The amortized cost and fair value of fixed maturities at December 31, 2004, was as follows:

		Gross	Gross	Estimated
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
Available-for-sale fixed maturities:
Asset Backed and Mortgage Backed Securities	$ 5,250,374	$ 106,024	$ (33,560)	$ 5,322,838
Foreign Government & Agency Securities	99,771	4,789	(21)	104,539
States & Political Subdivisions	1,212	50	-	1,262
U.S. Treasury & Agency Securities	573,446	12,539	(1,174)	584,811
Subordinated notes from affiliate	140,000	-	-	140,000

Corporate securities:
Basic Industry	298,352	16,577	(1,649)	313,280
Capital Goods	667,459	38,995	(1,429)	705,025
Communications	1,428,598	61,135	(7,811)	1,481,922
Consumer Cyclical	1,341,480	51,605	(2,935)	1,390,150
Consumer Noncyclical	512,153	30,345	(367)	542,131
Energy	527,782	27,370	(711)	554,441
Finance	2,979,627	92,043	(14,145)	3,057,525
Industrial Other	311,829	11,198	(1,522)	321,505
Technology	57,867	2,774	(569)	60,072
Transportation	526,567	25,104	(9,549)	542,122
Utilities	1,490,795	83,231	(2,662)	1,571,364
Total Corporate	10,142,509	440,377	(43,349)	10,539,537

Total available-for-sale fixed maturities	$ 16,207,312	$ 563,779	$ (78,104)	$16,692,987

Held-to-maturity fixed maturities:
Sun Life of Canada (U.S.) Holdings, Inc.,
8.526% subordinated debt, due 2027	$ 600,000	$ 89,132	$ -	$ 689,132

Total held-to-maturity fixed maturities	$ 600,000	$ 89,132	$ -	$ 689,132

	Amortized	Gross	Gross	Estimated
	Cost	Gains	Losses	Fair Values
Trading fixed maturities:
Asset Backed and Mortgage Backed Securities	$ 121,729	$ 4,427	$ (1,051)	$ 125,105
Foreign Government & Agency Securities	6,313	711	(11)	7,013

Corporate securities:
Basic Industry	31,844	2,363	-	34,207
Capital Goods	48,839	2,939	-	51,778
Communications	177,288	10,753	(300)	187,741
Consumer Cyclical	198,733	10,684	(159)	209,258
Consumer Noncyclical	23,344	1,209	(13)	24,540
Energy	35,714	4,987	-	40,701
Finance	453,387	25,198	(973)	477,612
Industrial Other	46,089	3,034	(189)	48,934
Technology	3,802	302	-	4,104
Transportation	63,291	5,453	(3,107)	65,637
Utilities	198,245	16,154	(1)	214,398
Total Corporate	1,280,576	83,076	(4,742)	1,358,910

Total trading fixed maturities	$ 1,408,618	$ 88,214	$ (5,804)	$ 1,491,028

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

The amortized cost and estimated fair value by maturity periods for fixed maturity investments are shown below. Actual maturities may differ from contractual maturities on asset-backed securities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	December 31, 2005
	Amortized Cost	Estimated Fair Value
Maturities of available-for-sale fixed securities:
Due in one year or less	$ 453,294	$ 453,070
Due after one year through five years	2,529,687	2,535,451
Due after five years through ten years	4,333,947	4,350,783
Due after ten years	3,069,107	3,136,218
Subtotal - Maturities available-for-sale	10,386,035	10,475,522
Asset-backed securities	5,234,792	5,201,626
Total Available-for-sale	$ 15,620,827	$ 15,667,148

Maturities of trading fixed securities:
Due in one year or less	$ 89,749	$ 90,981
Due after one year through five years	503,839	505,854
Due after five years through ten years	994,999	984,407
Due after ten years	184,627	195,920
Subtotal - Maturities of trading	1,773,214	1,777,162
Asset-backed securities	209,548	207,686
Total Trading	$ 1,982,762	$ 1,984,848

Maturities of held-to-maturity fixed securities:
Due after ten years	$ 600,000	$ 645,755

Gross gains of $61.0 million, $152.5 million and $196.4 million and gross losses of $38.9 million, $45.4 million and $44.9 million were realized on the voluntary sale of fixed maturities for the years ended December 31, 2005, 2004 and 2003, respectively.

Fixed maturities with an amortized cost of approximately $10.9 million and $10.9 million at December 31, 2005 and 2004, respectively, were on deposit with federal and state governmental authorities as required by law.

The Company had unfunded commitments with respect to funding of limited partnerships of approximately $71.3 million and $91.1 million at December 31, 2005 and 2004, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

As of December 31, 2005 and 2004, 94.7% and 95.7%, respectively, of the Company's fixed maturities were investment grade. Investment grade securities are those that are rated "BBB" or better by nationally recognized statistical rating organizations. During 2005, 2004 and 2003, the Company incurred realized losses totaling $29.7 million, $32.5 million and $62.8 million, respectively, for other-than-temporary impairment of value of some of its fixed maturities after determining that not all of the unrealized losses were temporary in nature.

The Company has discontinued accruing income on several of its holdings for issuers that are in default. The termination of accrual accounting on these holdings reduced previously accrued income by $1.7 million, $7.0 million and $10.1 million for the years ended December 31, 2005, 2004 and 2003, respectively. The fair market value of these investments was $24.4 million, $29.8 million and $80.8 million for the years ended December 31, 2005, 2004 and 2003, respectively.

The following table provides the fair value and gross unrealized losses of the Company's available-for-sale fixed maturities investments, which were deemed to be temporarily impaired, aggregated by investment category, industry sector and length of time that individual securities have been in an unrealized loss position, at December 31, 2005:
	Less Than Twelve Months		Twelve Months Or More	Total
Corporate Securities
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
Basic Industry	$ 62,351	$ (1,334)	$ 47,710	$ (2,050)	$ 110,061	$ (3,384)
Capital Goods	37,622	(476)	172,069	(4,031)	209,691	(4,507)
Communications	207,469	(12,291)	284,749	(12,185)	492,218	(24,476)
Consumer Cyclical	475,628	(31,554)	352,308	(30,916)	827,936	(62,470)
Consumer Noncyclical	82,655	(3,602)	116,271	(2,604)	198,926	(6,206)
Energy	44,087	(739)	56,103	(1,486)	100,190	(2,225)
Finance	754,646	(13,576)	685,785	(15,268)	1,440,431	(28,844)
Industrial Other	12,450	(535)	17,657	(494)	30,107	(1,029)
Technology	18,971	(829)	6,703	(298)	25,674	(1,127)
Transportation	64,664	(2,987)	95,889	(4,752)	160,553	(7,739)
Utilities	138,031	(3,438)	444,299	(10,106)	582,330	(13,544)

Total Corporate	1,898,574	(71,361)	2,279,543	(84,190)	4,178,117	(155,551)

Non-Corporate
Asset Backed and Mortgage Backed Securities	1,965,773	(43,011)	1,240,823	(31,113)	3,206,596	(74,124)
Foreign Government & Agency Securities	1,002	(3)	19,118	(61)	20,120	(64)
U.S. Treasury & Agency Securities	56,051	(633)	216,469	(3,653)	272,520	(4,286)

Total Non-Corporate	2,022,826	(43,647)	1,476,410	(34,827)	3,499,236	(78,474)

Grand Total	$ 3,921,400	$ (115,008)	$ 3,755,953	$ (119,017)	$ 7,677,353	$ (234,025)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

The following table provides the fair value and gross unrealized losses of the Company's available-for-sale fixed maturities investments, which were deemed to be temporarily impaired, aggregated by investment category, industry sector and length of time that individual securities have been in an unrealized loss position, at December 31, 2004:
	Less Than Twelve Months		Twelve Months Or More	Total
Corporate Securities
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
Basic Industry	$ 30,787	$ (461)	$ 23,104	$ (1,188)	$ 53,891	$ (1,649)
Capital Goods	119,885	(938)	14,733	(491)	134,618	(1,429)
Communications	196,250	(4,153)	83,702	(3,658)	279,952	(7,811)
Consumer Cyclical	221,428	(2,478)	10,620	(457)	232,048	(2,935)
Consumer Noncyclical	60,192	(367)	-	-	60,192	(367)
Energy	26,575	(372)	7,100	(339)	33,675	(711)
Finance	693,913	(8,606)	146,825	(5,539)	840,738	(14,145)
Industrial Other	95,881	(938)	20,346	(584)	116,227	(1,522)
Technology	25,431	(569)	-	-	25,431	(569)
Transportation	39,596	(367)	95,630	(9,182)	135,226	(9,549)
Utilities	209,995	(1,965)	33,919	(697)	243,914	(2,662)

Total Corporate	1,719,933	(21,214)	435,979	(22,135)	2,155,912	(43,349)

Non-Corporate
Asset Backed and Mortgage Backed Securities	1,358,934	(11,026)	283,699	(22,534)	1,642,633	(33,560)
Foreign Government & Agency Securities	2,459	(21)	-	-	2,459	(21)
U.S. Treasury & Agency Securities	233,308	(1,174)	-	-	233,308	(1,174)

Total Non-Corporate	1,594,701	(12,221)	283,699	(22,534)	1,878,400	(34,755)

Grand Total	$ 3,314,634	$ (33,435)	$ 719,678	$ (44,669)	$ 4,034,312	$ (78,104)

The Company has a comprehensive process in place to identify potential problem securities that could have an impairment that is other-than-temporary. At the end of each quarter, all securities with an unrealized loss for more than six months are reviewed. An analysis is undertaken to determine whether this decline in market value is other-than-temporary. The Company's process focuses on issuer operating performance and overall industry and market conditions. Any deterioration in operating performance is assessed relative to the impact on financial ratios including leverage and coverage measures specific to an industry and relative to any investment covenants.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

The Company's analysis also assesses each issuer's ability to service its debts in a timely fashion, the length of time the security has been in an unrealized loss position, rating agency actions, and any other key developments as well as the Company's intention, if any, to dispose of its position. The Company has a Credit Committee that includes members from its investment, finance and actuarial functions. The committee meets and reviews the results of the Company's impairment analysis on a quarterly basis.

The following table provides the number of securities with gross unrealized losses, which were deemed to be temporarily impaired, at December 31, 2005 (not in thousands):
	Number of Securities Less Than Twelve Months	Number of Securities Twelve Months Or More	Total Number of Securities
Corporate Securities

Basic Industry	17	7	24
Capital Goods	6	18	24
Communications	46	44	90
Consumer Cyclical	71	40	111
Consumer Noncyclical	23	18	41
Energy	9	14	23
Finance	113	81	194
Industrial Other	1	6	7
Technology	2	1	3
Transportation	17	43	60
Utilities	32	42	74

Total Corporate	337	314	651

Non-Corporate
Asset Backed and Mortgage Backed Securities	696	353	1,049
Foreign Government & Agency Securities	1	2	3
U.S. Treasury & Agency Securities	16	32	48

Total Non-Corporate	713	387	1,100

Grand Total	1,050	701	1,751

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

The following table provides the number of securities with gross unrealized losses, which were deemed to be temporarily impaired, at December 31, 2004 (not in thousands):
	Number of Securities Less Than Twelve Months	Number of Securities Twelve Months Or More	Total Number of Securities
Corporate Securities

Basic Industry	6	2	8
Capital Goods	6	6	12
Communications	18	11	29
Consumer Cyclical	20	1	21
Consumer Noncyclical	8	0	8
Energy	4	2	6
Finance	62	14	76
Industrial Other	5	3	8
Technology	1	0	1
Transportation	36	31	67
Utilities	15	7	22

Total Corporate	181	77	258

Non-Corporate
Asset Backed and Mortgage Backed Securities	278	91	369
Foreign Government & Agency Securities	2	0	2
U.S. Treasury & Agency Securities	27	0	27

Total Non-Corporate	307	91	398

Grand Total	488	168	656

Mortgage Loans and Real Estate

The Company invests in commercial first mortgage loans and real estate throughout the United States. Investments are diversified by property type and geographic area. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property's value at the time that the original loan is made. Real estate investments classified as held-for-sale have been obtained primarily through foreclosure.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

Mortgage Loans and Real Estate (continued)

The carrying value of mortgage loans and real estate investments, net of applicable reserves and accumulated depreciation, was as follows:

	December 31,
	2005	2004

Total mortgage loans	$ 1,739,370	$ 1,465,896

Real estate:
Held-for-sale	-	628
Held for production of income	170,510	167,511
Total real estate	$ 170,510	$ 168,139

Accumulated depreciation on real estate was $23.0 million and $19.1 million at December 31, 2005 and 2004, respectively.

The Company monitors the condition of the mortgage loans in its portfolio. In those cases where mortgages have been restructured, values are impaired or values are impaired but mortgages are performing, appropriate allowances for losses have been made. The Company has restructured mortgage loans, impaired mortgage loans and impaired-but-performing mortgage loans totaling $12.6 million and $16.5 million at December 31, 2005 and 2004, respectively, against which there are allowances for losses of $6.3 million and $7.6 million, respectively.

Activity for the investment valuation allowances was as follows:

	Balance at			Balance at
	January 1,	Additions	Subtractions	December 31,
2005
Mortgage loans	$ 7,646	$ 800	$ (2,174)	$ 6,272

2004
Mortgage loans	$ 6,365	$ 1,530	$ (249)	$ 7,646

Mortgage loans and real estate investments comprise the following property types and geographic regions at December 31:

	2005	2004
Property Type:
Office building	$ 703,927	$ 620,273
Residential	87,874	89,831
Retail	751,041	619,021
Industrial/warehouse	264,567	237,020
Other	108,743	75,536
Valuation allowances	(6,272)	(7,646)
Total	$ 1,909,880	$ 1,634,035

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

	2005	2004
Geographic region:

Alabama	$ 8,070	$ 408
Arizona	48,113	45,753
California	144,829	137,387
Colorado	33,238	33,096
Connecticut	30,026	32,973
Delaware	15,194	15,847
Florida	140,592	116,327
Georgia	80,802	78,360
Illinois	23,118	10,473
Indiana	19,950	16,203
Kentucky	25,623	15,015
Louisiana	32,186	21,531
Maryland	64,724	57,323
Massachusetts	142,421	137,535
Michigan	6,799	8,719
Minnesota	53,157	46,341
Missouri	34,567	32,323
Nebraska	7,948	5,368
Nevada	7,509	8,055
New Jersey	36,042	31,943
New Mexico	7,386	7,633
New York	240,390	232,312
North Carolina	43,111	39,831
Ohio	128,525	93,896
Oregon	11,968	6,391
Pennsylvania	118,709	102,767
Tennessee	32,430	26,714
Texas	211,889	136,237
Utah	29,718	28,528
Virginia	17,386	18,378
Washington	73,326	68,389
Wisconsin	19,494	4,658
All other	26,912	24,967
Valuation allowances	(6,272)	(7,646)
Total	$ 1,909,880	$ 1,634,035

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

At December 31, 2005, scheduled mortgage loan maturities were as follows:

2006	$ 11,745
2007	52,697
2008	45,809
2009	42,455
2010	72,676
Thereafter	1,513,988
Total	$ 1,739,370

Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced.

The Company has made commitments of mortgage loans on real estate and other loans into the future. The outstanding commitments for these mortgages amount to $115.8 million and $54.0 million at December 31, 2005 and 2004, respectively.

During 2004 and 2003, the Company sold commercial mortgage loans in securitization transactions. The mortgages were primarily sold to qualified special purpose entities that were established for the purpose of purchasing the assets and issuing trust certificates. In these transactions, the Company retained investment tranches, which are considered available-for-sale securities, in addition to servicing rights. The securitizations are structured so that investors have no recourse to the Company's other assets for failure of debtors to pay when due. The value of the Company's retained interests are subject to credit and interest rate risk on the transferred financial assets. The Company recognized pre-tax gains of $3.0 million and $24.6 million for its 2004 and 2003 securitization transactions, respectively. The Company did not sell any commercial mortgage loans in securitization transactions in 2005.

The tranches retained through the 2004 securitization, were considered interest only strips ("I/O"). Key economic assumptions used in measuring the retained interests at the date of securitization resulting from securitizations completed during the year ended December 31, 2004 were as follows:

	Exeter I/O	Fairfield I/O

Prepayment speed	-	-
Weighted average life in years	5.72-5.92	2.89-8.74
Expected credit losses	-	-
Residual cash flows discount rate	4.80%-4.84%	4.43%-5.28%
Treasury rate interpolated for average life	3.35%-3.39%	3.18%-4.03%
Spread over treasuries	1.45%	1.25%
Duration in years	6.64-10.14	1.45-4.92

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

Key economic assumptions and the sensitivity of the current fair value of cash flows in those assumptions at December 31, 2005 were as follows:

	Exeter I/O	Fairfield I/O
Amortized cost of retained
Interests	$ 775	$ 719
Fair value of retained interests	841	674
Weighted average life in years	2.32-2.96	1.00-4.36

Expected Credit Losses
Fair value of retained interest as a result of a .20% of adverse change	785	621
Fair value of retained interest as a result of a .30% of adverse change	757	595

Residual Cash flows Discount Rate
Fair value of retained interest as a result of a 10% of adverse change	839	672
Fair value of retained interest as a result of a 20% of adverse change	837	670

The outstanding principal amount of the securitized commercial mortgage loans was $873.2 million at December 31, 2005, none of which were 60 days or more past due. There were no net credit losses incurred relating to the securitized commercial mortgage loans at the dates of securitization through December 31, 2005.

The tranches retained through the 2003 securitization were subordinated secured notes. Key economic assumptions used in measuring the retained interests at the dates of securitizations completed during the year ended December 31, 2003 were as follows:

Commercial Mortgages

Prepayment speed	-
Weighted average life in years	14.123-14.84
Expected credit losses	-
Residual cash flows discount rate	5.65%-5.92%
Treasury rate interpolated for average life	4.37%-4.40%
Spread over treasuries	1.28%-1.52%
Duration in years	20.46-20.66

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

Key economic assumptions and the sensitivity of the current fair value of cash flows in those assumptions at December 31, 2005 were as follows:

Commercial Mortgages
Amortized cost of retained
Interests	$ 15,511
Fair value of retained interests	17,538
Weighted average life in years	13.69-14.10

Expected Credit Losses
Fair value of retained interest as a result of a .20% of adverse change	17,528
Fair value of retained interest as a result of a .30% of adverse change	17,522

Residual Cash flows Discount Rate
Fair value of retained interest as a result of a 10% of adverse change	16,868
Fair value of retained interest as a result of a 20% of adverse change	16,231

The outstanding principal amount of the securitized commercial mortgage loans was $363.9 million at December 31, 2005, none of which were 60 days or more past due. There were no net credit losses incurred relating to the securitized commercial mortgage loans at the date of securitization through December 31, 2005.

Securities Lending

The Company is engaged in certain securities lending transactions, which require the borrower to provide collateral on a daily basis, in amounts in excess of 102% of the fair value of the applicable securities loaned. The Company maintains effective control over all loaned securities and, therefore, continues to report such loaned securities as fixed maturities in its consolidated balance sheet.

Cash collateral received on securities lending transactions is reflected in other invested assets with an offsetting liability recognized in other liabilities for the obligation to return the collateral. The fair value of collateral held and included in other invested assets was $495.7 million and $735.7 million at December 31, 2005 and 2004, respectively.

Leveraged Leases

The Company is a lessor in a leveraged lease agreement entered into on October 21, 1994, under which equipment having an estimated economic life of 25-40 years was originally leased for a term of 9.78 years. During 2001, the lease term was extended until 2010. The Company's equity investment in this VIE represented 8.33% of the partnership that provided 22.9% of the purchase price of the equipment. The balance of the purchase price was furnished by third-party long-term debt financing, collateralized by the equipment, and is non-recourse to the Company. At the end of the lease term, the master lessee may exercise a fixed price purchase option to purchase the equipment. The leveraged lease is included as a part of other invested assets.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

The Company's net investment in the leveraged lease is composed of the following elements:

	Year ended December 31,
	2005	2004
Lease contract receivable	$ 25,914	$ 31,803
Less: non-recourse debt	(1,410)	(1,415)
Net Receivable	24,504	30,388
Estimated value of leased assets	21,420	21,420
Less: unearned and deferred income	(9,178)	(11,928)
Investment in leveraged leases	36,746	39,880
Less: fees	(138)	(138)
Net investment in leveraged leases	$ 36,608	$ 39,742

Derivatives

The Company uses derivative financial instruments for risk management purposes to hedge against specific interest rate risk, to alter investment rate exposures arising from mismatches between assets and liabilities, and to minimize the Company's exposure to fluctuations in interest rates, foreign currency exchange rates and general market conditions. The Company does not hold or issue any derivative instruments for trading purposes.

As a component of its investment strategy and to reduce its exposure to interest rate risk, the Company utilizes interest rate swap agreements. Interest rate swap agreements are agreements to exchange with a counter-party interest rate payments of differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal) as an economic hedge against interest rate changes. No cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counter-party at each interest payment date. The net payment is recorded as a component of derivative income (loss). Because the underlying principal is not exchanged, the Company's maximum exposure to counter-party credit risk is the difference in payments exchanged. The fair value of swap agreements is included with derivative instruments - receivable (positive position) or derivative instruments - payable (negative position) in the accompanying balance sheet.

The Company utilizes payer swaptions to hedge exposure to interest rate risk. Swaptions give the buyer the option to enter into an interest rate swap per the terms of the original swaption agreement. A premium is paid on settlement date and no further cash transactions occur until the positions expire. The swaptions have a physical settlement at expiration for which an interest rate swap becomes effective. Swaptions are carried at fair value which is included in derivative instruments - receivable (positive position) in the accompanying balance sheet and the change in value is offset to derivative income.

The Company utilizes over-the-counter ("OTC") put options and exchange traded futures on the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") ("S&P", "S&P 500", and "Standard & Poor's" are trademarks of The McGraw Hill Companies, Inc. and have been licensed for use by the Company) and other indexes to hedge against stock market exposure inherent in the mortality and expense risk charges and GMDB and living benefit features of the Company's variable annuities. The Company also purchases OTC call options on the S&P 500 Index to economically hedge its obligation under certain fixed annuity contracts. Options are carried at fair value and are included with derivative instruments - receivable in the Company's balance sheet.

Standard & Poor's indexed futures contracts are entered into for purposes of hedging equity-indexed products. The interest credited on these 1, 5, 7 and 10 year term products is based on the changes in the S&P 500 Index. On trade date, an initial cash margin is exchanged. Daily cash is exchanged to settle the daily variation margin and the offset is recorded in derivative income.

The Company issued annuity contracts and GICs that contain a derivative instrument that is "embedded" in the contract. Upon issuing the contract, the embedded derivative is separated from the host contract (annuity contract or GIC) and is carried at fair value.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

From the second quarter in 2000 until the second quarter in 2002, the Company marketed GICs to unrelated third parties. Each transaction is highly-individualized but typically involves the issuance of foreign currency denominated contracts backed by cross currency swaps or equity-linked cross currency swaps. The combination of the currency swaps with interest rate swaps allows the Company to lock in U.S. dollar fixed rate payments for the life of the contract.

Included in derivative gains (losses) are gains on the translation of foreign currency denominated GIC liabilities of $197.1 million for the year ended December 31, 2005, and losses of ($83.3) million and ($158.6) million for the years ended December 31, 2004 and 2003, respectively.

Beginning in the second quarter 2005, the Company marketed GICs to unrelated third parties and entered into funding agreements and interest rate swaps as part of this guaranteed investment program. The interest rate swaps allow the Company to lock in U.S. dollar fixed rate payments for the life of the contracts.

The Company does not employ hedge accounting. The Company believes that its derivatives provide economic hedges and the cost of formally documenting hedge effectiveness in accordance with the provisions of SFAS No.133, "Accounting for Derivative Instruments," is not justified. As a result, all changes in the fair value of derivatives are recorded in the current period operations as a component of derivative income.

Net derivative income (loss) for the years ended December 31 consisted of the following:
	2005	2004	2003
Net expense on swap agreements	$ (64,915)	$ (62,514)	$ (87,721)
Change in fair value of swap agreements (interest rate, currency, and equity)	101,320	(43,977)	197,506
Change in fair value of options, futures and embedded derivatives	(19,931)	8,072	(312,985)
Total derivative income (losses)	$ 16,474	$ (98,419)	$ (203,200)

The Company is required to pledge and receive collateral for open derivative contracts. The amount of collateral required is determined by agreed upon thresholds with the counter-parties. The Company currently pledges cash and U.S. Treasury bonds to satisfy this collateral requirement. At December 31, 2005 and 2004, $35.6 million and $33.6 million, respectively, of fixed maturities were pledged as collateral and are included with fixed maturities.

The Company's underlying notional or principal amounts associated with open derivatives positions were as follows for the years ended December 31:

	2005
	Notional	Fair Value
	Principal	Asset (Liability)
	Amounts

Interest rate swaps	$ 6,764,984	$ (115,333)
Currency swaps	534,916	116,070
Equity swaps	181,334	29,463
Currency forwards	2,571	(2,079)
Credit Default Swaps	10,000	(3)
Futures	745,009	(1,724)
Swaptions	2,500,000	8,979
S&P 500 index call options	3,410,279	225,243
S&P 500 index put options	1,160,202	29,566

Total	$ 15,309,295	$ 290,182

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

	2004
	Notional	Fair Value
	Principal	Asset (Liability)
	Amounts

Interest rate swaps	$ 5,948,576	$ (212,661)
Currency swaps	805,849	290,776
Equity swaps	250,207	28,254
Currency forwards	1,547	(81)
S&P 500 index call options	2,986,757	188,481
S&P 500 index put options	1,217,980	42,858

Total	$ 11,210,916	$ 337,627

5. NET REALIZED INVESTMENT GAINS AND LOSSES

Net realized investment gains (losses) arose from sale of the following security types for the years ended December 31:

	2005	2004	2003

Fixed maturities	$ 21,873	$ 108,603	$ 159,474
Equity securities	(6)	3,375	(1,465)
Mortgage and other loans	614	858	25,528
Real estate	318	-	3,862
Other invested assets	12,741	(1,601)	4,800
Other than temporary declines	(29,707)	(32,494)	(62,834)
Gains on impaired assets	11,092	17,333	4,720

Total	$ 16,925	$ 96,074	$ 134,085

6. NET INVESTMENT INCOME

Net investment income consisted of the following for the years ended December 31:

	2005	2004	2003

Fixed maturities	$ 921,803	$ 1,030,973	$ 1,114,949
Mortgage and other loans	103,253	83,986	76,259
Real estate	11,047	11,615	6,952
Policy loans	37,595	42,821	43,335
Other	55,245	(19,715)	(20,364)
Gross investment income	1,128,943	1,149,680	1,221,131
Less: Investment expenses	16,414	15,423	12,381
Net investment income	$ 1,112,529	$ 1,134,257	$ 1,208,750

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

7. FAIR VALUE OF FINANCIAL INSTRUMENTS

SFAS No. 107, "Disclosure about Fair Value of Financial Instruments," excludes certain insurance liabilities and other non-financial instruments from its disclosure requirements. The fair value amounts presented herein do not include the expected interest margin (interest earnings over interest credited) to be earned in the future on investment-type products or other intangible items. Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value to the Company. Likewise, care should be exercised in deriving conclusions about the Company's business or financial condition based on the fair value information presented herein.

The following table presents the carrying amounts and estimated fair values of the Company's financial instruments at December 31:

	2005		2004
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value
Financial assets:
Cash and cash equivalents	$ 347,654	$ 347,654	$ 552,949	$ 552,949
Fixed maturities	18,261,996	18,307,751	18,784,015	18,873,147
Equity securities	15,427	15,427	1,006	1,006
Short-term investments	-	-	23,957	23,957
Mortgages	1,739,370	1,790,629	1,465,896	1,546,834
Derivatives instruments -receivables	487,947	487,947	566,401	566,401
Policy loans	701,769	701,769	696,305	696,305
Separate accounts	19,095,391	19,095,391	19,120,381	19,120,381

Financial liabilities:
Policy liabilities	18,668,578	17,449,961	18,846,238	17,677,082
Derivative instruments - payables	197,765	197,765	228,774	228,774
Long-term debt	-	-	33,500	33,500
Long-term debt to affiliates	1,125,000	1,178,918	1,025,000	1,100,501
Partnership capital securities	607,826	645,755	607,826	689,132
Separate accounts	19,095,391	19,095,391	19,120,381	19,120,381

The following methods and assumptions were used by the Company in determining the estimated fair value of its financial instruments:

Interest receivable on the above financial instruments is stated at carrying value which approximates fair value.

Cash and cash equivalents: The fair values of cash and cash equivalents are estimated to be cost plus accrued interest.

Fixed maturities, short term investments, and equity securities: The fair values of short-term bonds are estimated to be amortized cost. The fair values of publicly traded fixed maturities are based upon market prices or dealer quotes. For privately placed fixed maturities, fair values are estimated by taking into account prices for publicly traded securities of similar credit risk, maturity, repayment and liquidity characteristics. The fair value of equity securities are based on quoted market prices.

Mortgage loans: The fair values of mortgage and other loans are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Derivatives: The fair values of swaps are based on current settlement values. The current settlement values are based on dealer quotes and market prices. Fair values for options and futures are based on dealer quotes and market prices.

Policy loans: Policy loans are stated at unpaid principal balances, which approximate fair value.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

7. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

Separate accounts, assets and liabilities: The estimated fair value of assets held in separate accounts is based on quoted market prices. The fair value of liabilities related to separate accounts is the amount payable on demand, which excludes surrender charges.

Policy liabilities: The fair values of the Company's general account insurance reserves and contractholder deposits under investment-type contracts (insurance, annuity and pension contracts that do not involve mortality or morbidity risks) are estimated using discounted cash flow analyses or surrender values based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for all contracts being valued. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to the estimated market value. The fair values of other deposits with future maturity dates are estimated using discounted cash flows. The fair values of S&P 500 Index and other equity linked embedded derivatives are produced using standard derivative valuation techniques. GMABs or GMWBs are considered to be derivatives under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," and are included in contractholder deposit funds. The fair value of the embedded derivatives is calculated stochastically using risk neutral scenarios over a 50 year projection. Policyholder assumptions are based on experience studies and industry standards.

Long term debt: The fair value of notes payable and other borrowings are estimated using discounted cash flow analyses based upon the Company's current incremental borrowing rates for similar types of borrowings.

8. REINSURANCE

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement. To minimize its exposure to significant losses from reinsurer insolvencies, the Company periodically evaluates the financial condition of its reinsurers and monitors concentrations of credit risk. Management believes that any liability from this contingency is unlikely. A brief discussion of the Company's reinsurance agreements by segment follows.

Wealth Management Segment

The Wealth Management Segment manages a closed block of single premium whole life ("SPWL") insurance policies, a retirement-oriented tax-advantaged life insurance product. The Company discontinued sales of SPWL's in response to certain tax law changes in the 1980s. The Company had SPWL policyholder balances of approximately $1.7 billion and $1.7 billion as of December 31, 2005 and 2004, respectively. On December 31, 2003, this entire block of business was reinsured on a funds withheld basis with SLOC, an affiliated company.

By reinsuring the SPWL policies, the Company reduced net investment income by $82.7 million and $91.2 million for the years ended December 31, 2005 and 2004, respectively. The Company also reduced interest credited by $57.5 million and $79.6 million for the years ended December 31, 2005 and 2004, respectively. In addition, the Company also increased net investment income, relating to an experience rating refund under the reinsurance agreement with SLOC, by $13.1 and $13.6 million for the years ended December 31, 2005 and 2004, respectively. The liability for the SPWL policies is included in contractholder deposit funds and other policy liabilities.

Individual Protection Segment

The Company has agreements with SLOC and several unrelated companies, which provide for reinsurance of portions of the net-amount-at-risk under certain individual variable universal life, individual private placement variable universal life, bank owned life insurance ("BOLI"), and corporate owned life insurance ("COLI") policies. These amounts are reinsured on either a monthly renewable or a yearly renewable term basis. Fee income was reduced by $33.3 million, $28.7 million and $23.4 million for the years ended December 31, 2005, 2004 and 2003, respectively, to account for these agreements.

Effective October 1, 2004, the Company no longer acts as the reinsurer of risk under the lapse protection benefit for certain universal life contracts issued by SLOC.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

8. REINSURANCE (CONTINUED)

Group Protection Segment

The Company, through its affiliate SLNY, had an agreement with SLOC whereby SLOC reinsured the mortality risks of SLNY's group life insurance contracts. Under this agreement, certain death benefits were reinsured on a yearly renewable term basis. The agreement provided that SLOC would reinsure mortality risks in excess of $50,000 per claim for group life contracts ceded by SLNY. The treaty was commuted effective December 31, 2004.

The Company, through its affiliate SLNY, had an agreement with SLOC whereby SLOC reinsured morbidity risks of a block of SLNY's group long-term disability contracts. The treaty was commuted effective December 31, 2004.

The Company, through its affiliate SLNY, has an agreement with an unrelated company whereby the unrelated company reinsures the mortality risks of the Company's group life contracts. Under this agreement, certain group life mortality benefits are reinsured on a yearly renewable term basis. The agreement provides that the unrelated company will reinsure amounts above $700,000 per claim for group life contracts ceded by the Company.

The Company, through its affiliate SLNY, has an agreement with an unrelated company whereby the unrelated company reinsures the morbidity risks of SLNY's group stop loss contracts. Under this agreement, certain stop loss benefits are reinsured on a yearly renewable term basis. The agreement provides that the unrelated company will reinsure specific claims for amounts above $1.0 million per claim for stop loss contracts ceded by SLNY.

The Company, through its affiliate SLNY, has an agreement with an unrelated company whereby the unrelated company reinsures the morbidity risks of SLNY's group long-term disability contracts. Under this agreement, certain long-term disability benefits are reinsured on a yearly renewable term basis. The agreement provides that the unrelated company will reinsure amounts in excess of $4,000 per claim per month for long-term disability contracts ceded by SLNY.

The effects of reinsurance were as follows:

	For the Years Ended December 31,
	2005	2004	2003

Insurance premiums:
Direct	$ 54,915	$ 62,939	$ 67,959
Ceded	2,933	4,119	7,441
Net premiums	$ 51,982	$ 58,820	$ 60,518

Insurance and other individual policy benefits and claims:
Direct	$ 225,936	$ 170,381	$ 230,384
Ceded	38,923	29,004	29,136
Net policy benefits and claims	$ 187,013	$ 141,377	$ 201,248

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

9. RETIREMENT PLANS

The Company sponsors two non-contributory defined benefit pension plans for its employees and certain affiliated employees. Expenses are allocated to participating companies based in a manner consistent with the allocation of employee compensation expenses. The Company's funding policies for the pension plans are to contribute amounts which at least satisfy the minimum amount required by the Employee Retirement Income Security Act of 1974 ("ERISA"). Most pension plan assets consist of separate accounts of SLOC or other insurance company contracts.

The Company uses a measurement date of September 30 for its pension and other post retirement benefit plans.

On September 21, 2005, the Board of Directors of the Company approved amendments pertaining to the two non-contributory defined benefit pension plans including the following:

(a) To provide that no one shall become a participant in the plan after December 31, 2005;

(b) To freeze accruals under the plan as of December 31, 2005 for all participants except (i) those participants (x) who are at least age 50 and whose age plus service on January 1, 2006 equals or exceeds 60 and (y) who in 2005 choose to continue their participation in the plan (the "Grandfathered Participants"), (ii) those participants who are receiving on December 31, 2005 severance or termination payments and (iii) those participants who are receiving on December 31, 2005 amounts paid under the Long Term Disability plan sponsored by the Company;

Due to the pension plan changes, a $1.9 million curtailment charge was recognized.

Other post retirement benefit plans have been amended as follows:

a) To provide retiree medical coverage where the retiree pays the entire cost of coverage equal to the cost paid by active employees unless the participant is a retiree as of 12/31/05, a "grandfathered employee" or a "Rule 75 employee".

A grandfathered employee shall mean an active employee (i) who retires on or after January 1,2006 and (ii) who as of January 1,2006 is at least age 55 with 15 or more years or service and whose age plus service is at least 75.

A rule 75 employee shall mean active employees (i) who are not Grandfathered employees, ii) who retire on or after January 1, 2006, and (iii) who when they retire are at least age 55 with 15 or more years or service and whose age plus service is at least 75.

For grandfathered and rule of 75 employees retiree medical coverage is provided at reduced cost.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

9. RETIREMENT PLANS (CONTINUED)

The following table sets forth the change in the pension plans' (retirement plan and agent pension plan) projected benefit obligations and assets, as well as the plans' funded status at December 31:

	2005	2004
Change in projected benefit obligation:
Projected benefit obligation at beginning of year	$ 215,439	$ 191,689
Service cost	10,948	9,873
Interest cost	13,839	12,118
Actuarial loss (gain)	17,780	7,039
Benefits paid	(6,105)	(5,280)
Plan amendments	2,344	-
Curtailment loss (gain)	(24,700)	-
Projected benefit obligation at end of year	$ 229,545	$ 215,439

Change in fair value of plan assets:
Fair value of plan assets at beginning of year	$ 233,551	$ 205,737
Other	(1,250)	(1,050)
Actual return on plan assets	25,900	34,144
Benefits paid	(6,105)	(5,280)
Fair value of plan assets at end of year	$ 252,096	$ 233,551
Information on the funded status of the plan:
Funded status	$ 22,551	$ 18,112
Unrecognized net actuarial loss	7,802	19,339
Unrecognized transition obligation	(10,392)	(13,443)
Unrecognized prior service cost	3,945	7,421
4th quarter contribution	(1,550)	(1,250)
Prepaid benefit cost	$ 22,356	$ 30,179

The accumulated benefit obligation for the retirement plan and agent pension plan at December 31, 2005 and 2004 was $222.4 million and $188.9 million, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

9. RETIREMENT PLANS (CONTINUED)

The agent plan is overfunded and the funded status of the employee retirement plan was as follows:

	2005	2004

Plan assets	$ 211,612	$ 195,332
Projected benefit obligations	(219,802)	(206,748)
Funded status	$ (8,190)	$ (11,416)

Accumulated benefit obligation	$ 212,630	$ 180,201

The following table sets forth the components of the net periodic benefit cost, and the Company's share of net periodic benefit costs for the years ended December 31:

	2005	2004	2003

Components of net periodic benefit cost:
Service cost	$ 10,948	$ 9,873	$ 8,954
Interest cost	13,839	12,118	10,494
Expected return on plan assets	(20,092)	(17,704)	(14,358)
Amortization of transition obligation asset	(3,051)	(3,051)	(3,051)
Amortization of prior service cost	855	855	855
Curtailment loss (gain)	1,856	-	-
Recognized net actuarial loss	1,918	3,140	4,215
Net periodic benefit cost (benefit)	$ 6,273	$ 5,231	$ 7,109
The Company's share of net periodic benefit cost	$ 4,116	$ 4,272	$ 5,522

In addition to its share of net periodic benefit cost, the Company incurred $2.9 million, $1.9 million and $3.5 million for the years ended December 31, 2005, 2004 and 2003, respectively, in expense for an uninsured benefit plan, for which the Company is not the plan sponsor.

Assumptions

Weighted average assumptions used to determine benefit obligations were as follows:

	Pension Benefits
	2005	2004	2003
Discount rate	5.8%	6.2%	6.1%
Rate of compensation increase	4.0%	4.0%	4.0%

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

9. RETIREMENT PLANS (CONTINUED)

Weighted average assumptions used to determine net benefit cost were as follows:

	Pension Benefits
	2005	2004	2003

Discount rate	6.2%	6.1%	6.75%
Expected long term return on plan assets	8.75%	8.75%	8.75%
Rate of compensation increase	4.0%	4.0%	4.0%

The Company relies on historical market returns from Ibbotson Associates (1926-2002) to determine its overall long term rate of return on asset assumption. Applying Ibbotson's annualized market returns of 12% stock, 5.8% bonds and 3.8% cash to the Company's target allocation results in an expected return consistent with the one used by the Company for purposes of determining the benefit obligation.

Plan Assets

The asset allocation for the Company's pension plan assets for 2005 and 2004 measurement, and the target allocation for 2006, by asset category, are as follows:
	Target Allocation	Percentage of Plan Assets
Asset Category	2006	2005	2004

Equity Securities	60%	61%	61%
Debt Securities	25%	30%	27%
Commercial Mortgages	15%	9%	10%
Other	-%	-%	2%
Total	100%	100%	100%

The target allocations were established to reflect the Company's investment risk posture and to achieve the desired level of return commensurate with the needs of the fund. The target ranges are based upon a three to five year time horizon and may be changed as circumstances warrant.

The portfolio of investments should, over a period of time, earn a gross annualized rate of return that:
1)	exceeds the assumed actuarial rate;
2)	exceeds the return of customized index created by combining benchmark returns in appropriate weightings based on an average asset mix of funds; and
3)	generates a real rate of return of at least 3% after inflation, and sufficient income or liquidity to pay retirement benefits on a timely basis.

Equity securities include SLF common stock in the amount of $4.2 million at December 31, 2004. Equity securities did not include any SLF common stock at December 31, 2005.

Cash Flow

Due to the over funded status of the agent defined benefit plan, the Company will not be making contributions to the plan in 2006.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

9. RETIREMENT PLANS (CONTINUED)

The Company has estimated the following future benefit payments for the years 2006 through 2015:
Pension Benefits
2006	$ 6,352
2007	6,680
2008	6,949
2009	7,299
2010	7,624
2011 to 2015	45,646

401(k) Savings Plan

The Company sponsors and participates in a 401(k) savings plan (the "401(k) Plan") for which substantially all employees of at least age 21 are eligible to participate at date of hire. Under the 401(k) Plan, the Company matches, up to specified amounts, the employees' contributions to the plan.

On September 21, 2005, the Board of Directors of the Company approved amendments pertaining to the 401(k) Plan including the following.

(a) Beginning January 1, 2006, Eligible Participants shall receive a basic employer contribution which shall be a percentage of the participant's eligible compensation determined under the following chart based on the sum of the participant's age and service on January 1 of the applicable plan year -

Age Plus Service	Employer Contribution
Less than 40	3%
At least 40 but less than 55	5%
At least 55	7%

(b) In addition to the basic employer contribution beginning January 1, 2006, Eligible Participants who did not become participants in the United States Employees' Retirement Income Plan before January 1, 2006 and who remain employed by a participating employer on January 1, 2006 shall be entitled to receive a supplemental basic employer contribution in January 2006 based on their applicable basic employer contribution percentage as of January 1, 2006 and their eligible compensation paid during the period beginning on their hire date and ending on December 31, 2005.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

9. RETIREMENT PLANS (CONTINUED)

(c) To provide for a transition employer contribution effective January 1, 2006 to Eligible Participants who are at least age 40 on January 1, 2006 and whose age plus service on January 1, 2006 equals or exceeds 45 (such Eligible Participants are referred to as "Transition Participants");

(d) For January 1, 2006 through December 31, 2015, Transition Participants shall receive transition employer contributions which shall be a percentage of the Transition Participant's eligible compensation determined under the following chart based on the participant's age and service on January 1, 2006 -

	Service
Age	Less than 5 years	5 or more years
At least 40 but less than 43	3.0%	5.0%
At least 43 but less than 45	3.5%	5.5%
At least 45	4.5%	6.5%

The amount of the 2005 employer contributions under 401(k) Plan sponsorship for the Company and its affiliates was $6.1 million. Amounts are allocated to affiliates based on their respective employees' contributions. The Company's portion of the expense was $4.6 million, $2.8 million and $0.9 million for the years ended December 31, 2005, 2004 and 2003, respectively. The Company's contribution includes a $1.6 million accrued retroactive adjustment related to the board approved amendments to the 401(k) Plan. This retroactive adjustment will be funded in 2006.

Other Post-Retirement Benefit Plans

The Company sponsors a post-retirement benefit pension plan for its employees and certain affiliates employees providing certain health, dental and life insurance benefits ("post-retirement benefits") for retired employees and dependents (the "Retirement Plan"). Expenses are allocated to participating companies based on the number of participants. Substantially all employees of the participating companies may become eligible for these benefits if they reach normal retirement age while working for the Company, or retire early upon satisfying an alternate age plus service condition. Life insurance benefits are generally set at a fixed amount.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

9. RETIREMENT PLANS (CONTINUED)

The following table sets forth the change in the Retirement Plan's obligations and assets, as well as the plans' funded status at December 31:

Change in benefit obligation:	2005	2004

Benefit obligation at beginning of year	$ 48,453	$ 51,278
Service cost	1,333	1,233
Interest cost	2,994	2,957
Actuarial (gain) loss	4,596	(4,583)
Benefits paid	(2,884)	(2,432)
Plan Amendments	(3,192)	-
Benefit obligation at end of year	$ 51,300	$ 48,453

Change in fair value of plan assets:
Fair value of plan assets at beginning of year	$ -	$ -
Employer contributions	2,884	2,432
Benefits paid	(2,884)	(2,432)
Fair value of plan assets at end of year	$ -	$ -

Information on the funded status of the plan:
Funded Status	$ (51,301)	$ (48,453)
Unrecognized net actuarial loss	22,741	19,556
4th quarter contribution	686	628
Unrecognized prior service cost	(5,609)	(2,657)
Accrued benefit cost	$ (33,483)	$ (30,926)

The following table sets forth the components of the net periodic post-retirement benefit costs and the Company's allocated share for the year ended December 31:

	2005	2004
Components of net periodic benefit cost
Service cost	$ 1,333	$ 1,233
Interest cost	2,994	2,957
Amortization of prior service cost	(241)	(241)
Recognized net actuarial loss	1,273	1,384
Net periodic benefit cost	$ 5,359	$ 5,333

The Company's share of net periodic benefit cost	$ 4,947	$ 4,180

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

9. RETIREMENT PLANS (CONTINUED)

Assumptions

Weighted average assumptions used to determine benefit obligations were as follows:
	Other Benefits
	2005	2004	2003
Discount Rate	5.8%	6.2%	6.1%
Rate of Compensation increase	4.0%	4.0%	4.0%

Weighted average assumptions used to determine net cost for the years ended December 31 were as follows:
	Other Benefits
	2005	2004	2003
Discount rate	6.2%	6.1%	6.75%
Rate of compensation increase	4.0%	4.0%	4.0%

In order to measure the post-retirement benefit obligation for 2005, the Company assumed a 10% annual rate of increase in the per capita cost of covered health care benefits. In addition, medical cost inflation is assumed to be 10% in 2006 and assumed to decrease gradually to 5.00% for 2011 and remain at that level thereafter. Assumed healthcare cost trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effect:
	1- Percentage-Point	1- Percentage-Point
	Increase	Decrease
Effect on Post retirement benefit obligation	$ 5,541	$ (4,571)

Effect on total of service and interest cost	$ 756	$ (596)

The Company has estimated the following future benefit payments for the years 2006 through 2015:
Other Benefits
2006	$ 3,413
2007	3,546
2008	3,666
2009	3,757
2010	3,807
2011 to 2015	19,859

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

10. FEDERAL INCOME TAXES

The Company will file a consolidated return with SLC -U.S. Ops Holdings for the year ended December 31, 2005 as the Company did for the year ended December 31, 2004. The Company filed a consolidated federal income tax return with SLC - U.S. Ops Holdings and Keyport filed a return with its subsidiary, Independence Life, for the year ended December 31, 2003. A summary of the components of federal income tax expense (benefit) in the consolidated statements of income for the years ended December 31 is as follows:

	2005	2004	2003
Federal income tax expense (benefit):
Current	$ 11,239	$ (5,331)	$ (29,240)
Deferred	28,852	76,683	56,606

Total	$ 40,091	$ 71,352	$ 27,366

Federal income taxes attributable to the Company's consolidated operations are different from the amounts determined by multiplying income before federal income taxes by the expected federal income tax rate at 35%. The Company's effective rate differed from the federal income tax rate as follows:

	2005	2004	2003

Expected federal income tax expense (benefit)	$ 60,210	$ 107,446	$ 44,251
Low income housing credit	(5,947)	(6,021)	(6,026)
Separate account dividend received deduction	(10,150)	(10,500)	(5,600)
Prior year settlements	(2,802)	(17,351)	(6,518)
Other items	(1,220)	(2,222)	1,259

Federal income tax expense (benefit)	$ 40,091	$ 71,352	$ 27,366

The deferred income tax asset (liability) represents the tax effects of temporary differences between the carrying amounts of assets and liabilities used for financial reporting purposes and the amounts used for income tax purposes. The components of the Company's deferred tax assets and (liabilities) as of December 31 were as follows:

	2005	2004
Deferred tax assets:
Actuarial liabilities	$ 250,818	$ 391,780
Net operating loss	-	4,444
Other	281	(8,340)
Total deferred tax assets	251,099	387,884

Deferred tax liabilities:
Deferred policy acquisition costs	(287,605)	(185,715)
Investments, net	40,866	(266,779)
Total deferred tax liabilities	(246,739)	(452,494)

Net deferred tax asset (liability)	$ 4,360	$ (64,610)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

10. FEDERAL INCOME TAXES (CONTINUED)

The Company makes payments under certain tax sharing agreements as if it were filing as a separate company. The Company received income tax refunds of $32.0 million in 2005 and $17.1 million in 2003. The Company did not have any net income tax payments for 2004. At December 31, 2005, the Company did not have any operating loss carryforwards remaining.

The Company's federal income tax returns are routinely audited by the Internal Revenue Service ("IRS"), and provisions are made in the consolidated financial statements in anticipation of the results of these audits. The Company is currently under audit by the IRS for the years 2001 and 2002. In the Company's opinion, adequate tax liabilities have been established for all years and any adjustments that might be required for the years under audit will not have a material effect on the Company's financial statements. However, the amounts of these tax liabilities could be revised in the future if estimates of the Company's ultimate liability are revised.

11. LIABILITY FOR UNPAID CLAIMS AND CLAIMS ADJUSTMENT EXPENSES

Activity in the liability for unpaid claims and claims adjustment expenses related to the Company's group life, group disability and stop loss products is summarized below:

	2005	2004

Balance at January 1	$ 32,571	$ 31,337
Less reinsurance recoverable	(6,381)	(9,146)
Net balance at January 1	26,190	22,191
Incurred related to:
Current year	23,881	20,889
Prior years	(3,143)	910
Total incurred	20,738	21,799
Paid losses related to:
Current year	(13,860)	(12,009)
Prior years	(5,813)	(5,791)
Total paid	(19,673)	(17,800)

Balance at December 31	33,141	32,571
Less reinsurance recoverable	(5,886)	(6,381)

Net balance at December 31	$ 27,255	$ 26,190

The incurred losses and loss adjustment expenses relating to insured events in prior years changed as a result of reassessment of the estimates of the settlement costs on certain claims outstanding due to factors that emerged in the current year.

The Company regularly updates its estimates of liabilities for unpaid claims and claims adjustment expenses as new information becomes available and further events occur which may impact the resolution of unsettled claims for its group disability lines of business. Changes in prior estimates are recorded in results of operations in the year such changes are determined to be needed.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

12. LIABILITIES FOR CONTRACT GUARANTEES

On January 1, 2004, the Company adopted the American Institute of Certified Public Accountants' (the "AICPA") SOP 03-1. The major provisions of SOP 03-1 that affect the Company require:

●	Establishment of reserves primarily related to death benefit and income benefit guarantees provided under variable annuity contracts;
●	Deferral of sales inducements that meet certain criteria, and amortization using the same method used for DAC; and
●	Reporting and measuring the Company's interest in its separate accounts as investments.

The cumulative effect, reported after tax and net of related effects on DAC, upon adoption of SOP 03-1 at January 1, 2004, decreased net income and stockholder's equity by $8.9 million and reduced accumulated other comprehensive income by $2.1 million. The decrease in net income was comprised of an increase in future contract and policy benefits (primarily for variable annuity contracts) of $46.7 million, pretax, an increase in DAC of $29.5 million, pretax, and the recognition of the unrealized gain on investments in separate accounts of $3.5 million, pretax.

The Company offers various guarantees to certain policyholders including a return of no less than (a) total deposits made on the contract less any customer withdrawals, (b) total deposits made on the contract less any customer withdrawals plus a minimum return, or (c) the highest contract value on a specified anniversary date minus any customer withdrawals following the contract anniversary. These guarantees include benefits that are payable in the event of death, upon annuitization, or at specified dates during the accumulation period of an annuity.

The table below represents information regarding the Company's variable annuity contracts with guarantees at December 31, 2005:

Benefit Type	Account Balance	Net Amount at Risk [1]	Average Attained Age
Minimum Death	$ 16,316,183	$ 2,126,214	66.1
Minimum Income	$ 385,378	$ 68,802	59.3
Minimum Accumulation or Withdrawal	$ 1,669,284	$ 182	61.2

The table below represents information regarding the Company's variable annuity contracts with guarantees at December 31, 2004:

Benefit Type	Account Balance	Net Amount at Risk [1]	Average Attained Age
Minimum Death	$ 16,894,237	$ 2,423,320	65.7
Minimum Income	$ 386,407	$ 63,851	59.8
Minimum Accumulation or Withdrawal	$ 884,843	$ -	61.4

1 Net amount at risk represents the difference between guaranteed benefits and account balance.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

12. LIABILITIES FOR CONTRACT GUARANTEES (CONTINUED)

The following summarizes the reserve for the GMDB and GMIB at December 31, 2005:

	Guaranteed Minimum Death Benefit	Guaranteed Minimum Income Benefit	Total
Balance at December 31, 2004	$ 28,313	$ 2,422	$ 30,735

Benefit Ratio Change / Assumption Changes	15,205	(172)	15,033
Incurred guaranteed benefits	35,559	560	36,119
Paid guaranteed benefits	(39,308)	-	(39,308)
Interest	1,980	190	2,170

Balance at December 31, 2005	$ 41,749	$ 3,000	$ 44,749

The following summarizes the reserve for the GMDB and GMIB at December 31, 2004:

	Guaranteed Minimum Death Benefit	Guaranteed Minimum Income Benefit	Total
Balance at January 1, 2004	$ 45,250	$ 1,457	$ 46,707

Incurred guaranteed benefits	32,103	832	32,935
Paid guaranteed benefits	(50,502)	-	(50,502)
Interest	1,462	132	1,594

Balance at December 31, 2004	$ 28,313	$ 2,422	$ 30,735

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

12. LIABILITIES FOR CONTRACT GUARANTEES (CONTINUED)

The liability for death and income benefit guarantees is established equal to a benefit ratio multiplied by the cumulative contract charges earned, plus accrued interest and less contract benefit payments. The benefit ratio is calculated as the estimated present value of all expected contract benefits divided by the present value of all expected contract charges. The benefit ratio may be in excess of 100%. For guarantees in the event of death, benefits represent the current guaranteed minimum death payments in excess of the current account balance. For guarantees at annuitization, benefits represent the present value of the minimum guaranteed annuity benefits in excess of the current account balance.

Projected benefits and assessments used in determining the liability for guarantees are developed using models and stochastic scenarios that are also used in the development of estimated expected future gross profits. Underlying assumptions for the liability related to income benefits include assumed future annuitization elections based upon factors such as eligibility conditions and the annuitant's attained age.

The liability for guarantees is re-evaluated regularly and adjustments are made to the liability balance through a charge or credit to policyowner benefits.

GMABs or GMWBs are considered to be derivatives under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," and are recorded at fair value through earnings. The fair value of the embedded derivatives is calculated stochastically using risk neutral scenarios over a 50 year projection. Policyholder assumptions are based on experience studies and industry standards. The GMAB or GMWB constituted an asset of $0.2 million and $2.8 million at December 31, 2005 and 2004, respectively.

Interest in Separate Accounts

At December 31, 2003, the Company had $11.7 million representing unconsolidated interests in its own separate accounts. These interests were recorded as separate account assets, with changes in fair value recorded through other comprehensive income. On January 1, 2004, the Company reclassified these interests to investments as a component of other invested assets.

Sales Inducements

The Company currently offers enhanced or bonus crediting rates to policyholders on certain of its annuity products. Through December 31, 2003, the expenses associated with certain of these bonuses were deferred and amortized. Others were expensed as incurred. Effective January 1, 2004, upon adoption of SOP 03-1, the expenses associated with offering a bonus are deferred and amortized over the life of the related contract in a pattern consistent with the amortization of DAC.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

13. DEFERRED POLICY ACQUISITION COSTS (DAC)

The changes in DAC for the years ended December 31 were as follows:

	2005	2004
Balance at January 1	$ 1,147,181	$ 889,601
Acquisition costs deferred	261,058	346,764
Amortized to expense during the year	(226,355)	(48,562)
Adjustment for unrealized investment gains (losses) during the year	159,493	(40,622)
Balance at December 31	$ 1,341,377	$ 1,147,181

14. VALUE OF BUSINESS ACQUIRED (VOBA)

The changes in VOBA for the years ended December 31 were as follows:

	2005	2004
Balance at January 1	$ 24,130	$ 22,391
Amortized to expense during the year	(17,467)	(4,819)
Adjustment for unrealized investment gains (losses) during the year	47,007	6,558
Balance at December 31	$ 53,670	$ 24,130

15. SEGMENT INFORMATION

The Company offers financial products and services such as fixed and variable annuities, funding agreements, retirement plan services, and life insurance on an individual and group basis, as well as disability and stop-loss insurance on a group basis. As described below, the Company conducts business principally in three operating segments and maintains a Corporate Segment to provide for the capital needs of the three operating segments and to engage in other financing related activities. Each segment is defined consistently with the way results are evaluated by the chief operating decision-maker.

Net investment income is allocated based on segmented assets by line of business. Allocations of operating expenses among segments are made using both standard rates and actual expenses incurred. Management evaluates the results of the operating segments on an after-tax basis. The Company does not depend on one or a few customers, brokers or agents for a significant portion of its operations.

Wealth Management

The Wealth Management Segment markets, sells and administers individual and group variable annuity products, individual and group fixed annuity products and other retirement benefit products. These contracts may contain any of a number of features including variable or fixed interest rates and equity index options and may be denominated in foreign currencies. The Company uses derivative instruments to manage the risks inherent in the contract options.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

15. SEGMENT INFORMATION (CONTINUED)

Individual Protection

The Individual Protection Segment markets, sells and administers a variety of life insurance products sold to individuals and corporate owners of life insurance. The products include whole life, universal life and variable life products.

Group Protection

The Group Protection Segment markets, sells and administers group life, long-term disability, short-term disability and stop loss insurance to small and mid-size employers in the State of New York.

Corporate

The Corporate Segment includes the unallocated capital of the Company, its debt financing, its consolidated investments in VIEs, and items not otherwise attributable to the other segments.

The following amounts pertain to the various business segments:

	Year ended December 31, 2005

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals

Total Revenues	$ 1,342,509	$ 74,535	$ 32,604	$ 110,537	$ 1,560,185
Total Expenditures	1,220,198	70,991	32,333	64,636	1,388,158
Income before income tax expense, minority interest and cumulative effect of change in accounting principle	122,311	3,544	271	45,901	172,027

Net Income	93,570	2,443	176	36,963	133,152

Total Assets	$ 38,631,963	$ 6,005,424	$ 55,319	$1,314,140	$ 46,006,846

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

15. SEGMENT INFORMATION (CONTINUED)

The following amounts pertain to the various business segments:

	Year ended December 31, 2004

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals

Total Revenues	$ 1,284,873	$ 65,366	$ 34,908	$ 162,596	$ 1,547,743
Total Expenditures	1,054,852	60,785	31,605	93,470	1,240,712
Income before income tax expense, minority interest and cumulative effect of change in accounting principle	230,021	4,581	3,303	69,126	307,031

Net Income	166,309	3,118	2,147	49,702	221,276

Total Assets	$ 40,961,145	$ 4,111,638	$ 53,131	$1,561,629	$ 46,687,543

	Year ended December 31, 2003

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals

Total Revenues	$ 1,409,642	$ 49,357	$ 26,609	$ 34,141	$ 1,519,749
Total Expenditures	1,247,670	53,848	25,712	61,792	1,389,022
Income (loss) before income tax expense, minority interest and cumulative effect of change in accounting principle	161,972	(4,491)	897	(27,651)	130,727

Net Income (Loss)	106,655	(2,331)	608	(9,941)	94,991

Total Assets	$ 39,814,262	$ 2,973,014	$ 46,535	$ 840,565	$ 43,674,376

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

16. REGULATORY FINANCIAL INFORMATION

The Company and its insurance subsidiaries are required to file annual statements with state regulatory authorities prepared on a statutory accounting basis prescribed or permitted by such authorities. Statutory surplus differs from stockholder's equity reported in accordance with GAAP primarily because policy acquisition costs are expensed when incurred, policy liabilities are based on different assumptions, investments are valued differently, post-retirement benefit costs are based on different assumptions, and deferred income taxes are calculated differently. The Company's statutory financials are not prepared on a consolidated basis.

At December 31, the Company and its insurance subsidiaries combined statutory surplus and net income were as follows:

	Unaudited for the Years ended December 31,
	2005	2004	2003

Statutory surplus and capital	$ 1,778,241	$ 1,822,812	$ 1,685,356
Statutory net income	140,827	249,010	224,284

17. DIVIDEND RESTRICTIONS

The Company's and its insurance company subsidiaries' ability to pay dividends is subject to certain statutory restrictions. Delaware, New York, and Rhode Island have enacted laws governing the payment of dividends to stockholders by domestic insurers.

Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that a domestic insurer may pay in any twelve-month period without prior approval of the Delaware Commissioner of Insurance is limited to the greater of (i) ten percent of its statutory surplus as of the preceding December 31, or (ii) the individual company's statutory net gain from operations for the preceding calendar year. Any dividends to be paid by an insurer from a source other than statutory surplus, whether or not in excess of the aforementioned threshold, would also require the prior approval of the Delaware Commissioner of Insurance. The Company is permitted to pay dividends up to a maximum of $154.3 million in 2006 without prior approval from the Delaware Commissioner of Insurance.

In 2005, the Company's board of directors approved and the Company paid a $200.0 million dividend to its direct parent, Sun Life of Canada (U.S.) Holdings, Inc., consisting of $150.6 million in cash and $49.4 million in notes. In 2004, the Company's board of Directors approved and the Company paid $150.0 million of cash dividends to its direct parent. On December 31, 2004, SCA was distributed in the form of a dividend of $6.6 million to the Company's direct parent and became a consolidated subsidiary of Sun Life of Canada (U.S.) Holdings, Inc. The Company did not pay any dividends in 2003.

New York law permits a domestic stock life insurance company to distribute a dividend to its shareholders without prior notice to the New York Superintendent of Insurance, where the aggregate amount of such dividend in any calendar year does not exceed the lesser of: (i) ten percent of its surplus to policyholders as of the immediately preceding calendar year; or (ii) its net gain from operations for the immediately preceding calendar year, not including realized capital gains. No dividends were paid by SLNY during 2005, 2004 or 2003.

Rhode Island law requires prior regulatory approval for any dividend where the amount of such dividend paid during the preceding twelve-month period would exceed the lesser of (i) ten percent of the insurance company's surplus as of the December 31 next preceding, or (ii) its net gain from operations, not including realized capital gains, for the immediately preceding calendar year, excluding pro rata distributions of any class of the insurance company's own securities. No dividends were paid by Independence Life during 2005, 2004 or 2003.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

18. COMPONENTS OF ACCUMULATED OTHER COMPREHENSIVE INCOME

The components of accumulated other comprehensive income as of December 31 were as follows:
	2005	2004	2003
Unrealized gains on available-for-sale securities	$ 56,493	$ 485,553	$ 520,173
Reserve allocation	(22,039)	-	-
Minimum pension liability adjustment	(2,834)	-	-
DAC allocation	(12,842)	(172,945)	(132,323)
VOBA allocation	(1,201)	(48,208)	(54,766)
Tax effect and other	1,683	(83,762)	(105,403)

Accumulated Other Comprehensive Income	$ 19,260	$ 180,638	$ 227,681

19. COMMITMENTS AND CONTINGENCIES

Regulatory and Industry Developments

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments. Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes.

Litigation

The Company is not aware of any contingent liabilities arising from litigation, income taxes and other matters that could have a material effect upon the financial condition, results of operations or cash flows of the Company.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

19. COMMITMENTS AND CONTINGENCIES (CONTINUED)

Indemnities

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as engagement letters with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements and service agreements. The Company has also agreed to indemnify its directors and certain of its officers and employees in accordance with the Company's by-laws. The Company believes any potential liability under these agreements is neither probable nor estimatable. Therefore, the Company has not recorded any associated liability.

Lease Commitments

The Company leases various facilities and equipment under operating leases with terms of up to six years. As of December 31, 2005, minimum future lease payments under such leases were as follows:

2006	$ 6,029
2007	4,778
2008	1,477
2009	374
2010	39
Total	$ 12,697

Total rental expense for the years ended December 31, 2005, 2004 and 2003 was $8.5 million, $16.3 million and $23.6 million, respectively.

The Company has four noncancelable sublease agreements that expire on March 31, 2008. As of December 31, 2005, the minimum future lease payments under the sublease agreements were as follows:

2006	$ 1,140
2007	1,174
2008	293
Total	$ 2,607

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of
Sun Life Assurance Company of Canada (U.S.)
Wellesley Hills, Massachusetts

We have audited the accompanying consolidated balance sheets of Sun Life Assurance Company of Canada (U.S.) and subsidiaries (the "Company") as of December 31, 2005 and 2004, and the related consolidated statements of income, comprehensive income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2005.  Our audits also included the financial statement schedules listed in the Index at Item 15.  These financial statements and consolidated financial statement schedules are the responsibility of the Company's management.  Our responsibility is to express an opinion on the financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Sun Life Assurance Company of Canada (U.S.) and subsidiaries as of December 31, 2005 and 2004, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.  Also, in our opinion, such consolidated financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 1 to the consolidated financial statements, effective January 1, 2004, the Company adopted the provisions of the American Institute of Certified Public Accountants' Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts." As discussed in Note 1 to the consolidated financial statements, effective December 31, 2003, the Company adopted the provisions of FASB Interpretation No. 46, "Consolidation of Variable Interest Entities, an Interpretation of Accounting Research Bulletin No. 51" and FASB Interpretation No. 46R, Consolidation of Variable Interest Entities, an Interpretation of Accounting Research Bulletin No. 51" (Revised).

DELOITTE & TOUCHE LLP

Boston, Massachusetts
March 23, 2006

PART C

ITEM 26. EXHIBITS

A. Resolution of the Board of Directors of Sun Life Assurance Company of Canada (U.S.), dated October 29, 1998, authorizing the establishment of Sun Life of Canada (U.S.) Variable Account I (Incorporated herein by reference to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-68601, filed with the Securities and Exchange Commission on December 9, 1998.)

B. None.

C. Principal Underwriting Agreement (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-94359, filed with the Securities and Exchange Commission on March 31, 2000.)

D. (1) Flexible Premium Combination Fixed and Variable Life Insurance Policy (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-68601, filed with the Securities and Exchange Commission on February 26, 2001.)

(2) Accelerated Death Benefit Rider (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-68601, filed with the Securities and Exchange Commission on April 27, 1999.)

(3) Accidental Death Benefit Rider (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-68601, filed with the Securities and Exchange Commission on April 27, 1999.)

(4) Payment of Stipulated Premium Rider (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-68601, filed with the Securities and Exchange Commission on April 27, 1999.)

(5) Waiver of Cost of Insurance Rider (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-68601, filed with the Securities and Exchange Commission on February 12, 2001.)

(6) Supplemental Insurance Rider (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-68601, filed with the Securities and Exchange Commission on February 12, 2001.)

E. Application for Flexible Premium Combination Fixed and Variable Life Insurance Policy (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-68601, filed with the Securities and Exchange Commission on February 26, 2001.)

F. (1) Certificate of Incorporation of Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to the Depositor's Form 10-K, File No. 333-82824, filed with the Securities and Exchange Commission on March 29, 2004.)

(2) Bylaws of the Depositor, as amended March 19, 2004 (Incorporated herein by reference to the Depositor's Form 10-K, File No. 333-82824, filed with the Securities and Exchange Commission on March 29, 2004.)

G. Specimen Reinsurance Contract. (Incorporated herein by reference to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-100829, filed with the Securities and Exchange Commission on October 30, 2002.)

H. (1) Participation Agreement, dated February 17, 1998, by and among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., Sun Life Assurance Company of Canada (U.S.), and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-119151, filed with the Securities and Exchange Commission on February 3, 2000.)

(2) Amended and Restated Participation Agreement, dated December 13, 2004, by and among Sun Capital Advisers Trust, Sun Capital Advisers, Inc., Sun Life Insurance and Annuity Company of New York and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-4, File No. 333-83516, filed with the Securities and Exchange Commission on April 28, 2005.)

(3) Amended and Restated Participation Agreement, dated September 1, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Variable Insurance Products Fund and Fidelity Distributors Corporation (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-119151, filed with the Securities and Exchange Commission on April 28, 2005.)

(4) Participation Agreement, dated September 1, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Clarendon Insurance Agency, Inc., Alliance Capital Management L.P. and Alliance Fund Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, File No. 333-82957, filed with the Securities and Exchange Commission on July 27, 2001.)

(5) Participation Agreement, dated September 16, 2002, by and among the Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., Sun Life Insurance and Annuity Company of New York and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to the Registration Statement of KBL Variable Account A on Form N-4, File No. 333-102278, filed with the Securities and Exchange Commission on December 31, 2002.)

(6) Participation Agreement, dated February 17, 1998, by and among Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co., and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-4, File No. 33-41628, filed with the Securities and Exchange Commission on April 26, 1999.)

(7) Amended and Restated Participation Agreement, dated November 6, 2002, by and among MFS/Sun Life Series Trust, Sun Life Insurance and Annuity Company of New York, Sun Life Assurance Company of Canada (U.S.), and Massachusetts Financial Services Company (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, File No. 333-107983, filed with the Securities and Exchange Commission on May 28, 2004.)

(8) Participation Agreement, dated July 15, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Deutsche Asset Management VIT Funds and Deutsche Asset Management, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form S-6, File No. 333-65048, filed with the Securities and Exchange Commission on July 3, 2002.)

(9) Participation Agreement, dated May 1, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Scudder Variable Series II, Scudder Distributors, Inc. and Deutsche Investment Management Americas Inc. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6, File No. 333-100831, filed with the Securities and Exchange Commission on April 29, 2005.)

(10) Participation Agreement, dated September 12, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC. (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6, File No. 333-59662, filed with the Securities and Exchange Commission on February 26, 2003.)

(11) Participation Agreement, dated February 17, 1998, by and among Sun Life Assurance Company of Canada (U.S.), The Alger American Fund and Fred Alger and Company, Incorporated. (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-68601, filed with the Securities and Exchange Commission on April 27, 1999.)

(12) Participation Agreement, dated February 17, 1998, by and among Sun Life Assurance Company of Canada (U.S.) and Lord, Abbett & Co. (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 26, 2002.)

(13) Amended and Restated Participation Agreement, dated August 1, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, T. Rowe Price Equity Series, Inc. and T. Rowe Price Investment Services, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 29, 1999.)

(14) Amended and Restated Participation Agreement, dated May 1, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6, File No. 333-100831, filed with the Securities and Exchange Commission on April 29, 2005.)

(15) Participation Agreement, dated August 6, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, Delaware VIP Trust, Delaware Management Company and Delaware Distributors, LP. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6, File No. 333-100831, filed with the Securities and Exchange Commission on April 29, 2005.)

(16) Participation Agreement, dated August 6, 2004, by and among Sun Life Insurance and Annuity Company of New York, Van Kampen Life Investments Trust, Van Kampen Funds Inc., Van Kampen Asset Management. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6, File No. 333-100831, filed with the Securities and Exchange Commission on April 29, 2005).

(17) Participation Agreement, dated December 31, 2002, by and among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6, File No. 333-100831, filed with the Securities and Exchange Commission on April 29, 2005).

I. None.

J. (1) Powers of Attorney.

(2) Resolution of the Board of Directors of the Depositor dated July 24, 2003, authorizing the use of Powers of Attorney for Officer signatures. (Incorporated herein by reference to the Registration Statement of Keyport Variable Account A on Form N-4, File No. 333-112506, filed with the Securities and Exchange Commission on February 5, 2004.)

K. Legal Opinion.

L. None.

M. None.

N. Consent of Independent Registered Public Accounting Firm.

O. None.

P. None.

Q. None.

ITEM 27. DIRECTORS AND OFFICERS OF THE DEPOSITOR
Name and Principal Business Address	Positions and Offices With Depositor

C. James Prieur Sun Life Assurance Company of Canada 150 King Street West Toronto, Ontario Canada M5H 1J9	Director & Chairman
Thomas A. Bogart Sun Life Assurance Company of Canada 150 King Street West Toronto, ON M5H 1J9	Director
Gary Corsi Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Director & Vice President & Chief Financial Officer & Treasurer
Scott M. Davis Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Director & Vice President & General Counsel
Paul W. Derksen Sun Life Assurance Company of Canada 150 King Street West Toronto, Ontario Canada M5H 1J9	Director
Mary M. Fay Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Director & Vice President & General Manager, Annuities
Robert C. Salipante Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Director & President
Donald A. Stewart Sun Life Assurance Company of Canada 150 King Street West Toronto, Ontario Canada M5H 1J9	Director
Claude A. Accum Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Vice President & General Manager, Individual Insurance
James M.A. Anderson Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Executive Vice President & Chief Investment Officer
Keith Gubbay Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Vice President & Chief Actuary
Ellen B. King Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Assistant Vice President & Senior Counsel & Secretary
Michelle Van Leer Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Vice President & Co-General Manager, Individual Insurance
John R. Wright Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Executive Vice President, Sun Life Financial U.S. Operations

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ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of Sun Life Assurance Company of Canada (U.S.), which is ultimately controlled by Sun Life Financial.

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The organization chart of Sun Life Financial is filed as Exhibit 13 to Post-Effective Amendment No. 16 to the Registration Statement on Form N-4 of Keyport Variable Account A, File Nos. 333-83516, filed April 11, 2006.

None of the companies listed in such Exhibit 13 is a subsidiary of the Registrant; therefore, the only financial statements being filed are those of Sun Life Assurance Company of Canada (U.S.).

ITEM 29. INDEMNIFICATION

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Sun Life Assurance Company of Canada (U.S.) pursuant to the certificate of incorporation, by-laws, or otherwise, Sun Life (U.S.) has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Sun Life (U.S.) of expenses incurred or paid by a director, officer, controlling person of Sun Life (U.S.) in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Sun Life (U.S.) will submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act, unless in the opinion of their counsel the matter has been settled by controlling precedent, and will be governed by the final adjudication of such issue.

ITEM 30. PRINCIPAL UNDERWRITERS

Clarendon Insurance Agency, Inc., which is a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.), acts as general distributor for the Registrant, Sun Life of Canada (U.S.) Variable Accounts C, D, E, F and G, Keyport Variable Account A, KMA Variable Account, Keyport Variable Account I, KBL Variable Account A, KBL Variable Annuity Account, Sun Life (N.Y.) Variable Accounts A, B, C and D, and Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, World Governments Variable Account, Total Return Variable Account and Managed Sectors Variable Account.

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Name and Principal	Position and Offices
Business Address*	with Underwriter

Katherine E. Savary	President
Claude A. Accum	Director
Gary Corsi	Director
Mary M. Fay	Director
Ellen B. King	Secretary
Ann B. Teixeira	Assistant Vice President, Compliance
Thomas Horack	Chief Compliance Officer
Michael L. Gentile	Vice President
John E. Coleman	Vice President
Nancy C. Atherton	Assistant Vice President & Tax Officer
Jane F. Jette	Financial/Operations Principal and Treasurer
Amy E. Mercer	Assistant Secretary

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* The principal business address of all directors and officers of the principal underwriter is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained, in whole or in part, by Sun Life Assurance Company of Canada (U.S.) at its offices at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481 or at the offices of Clarendon Insurance Agency, Inc., at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

ITEM 32. MANAGEMENT SERVICES

Not applicable.

ITEM 33. FEE REPRESENTATION

Sun Life Assurance Company of Canada (U.S.)("Sun Life of Canada (U.S.)") hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Sun Life (U.S.).

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment to the Registration Statement and has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the Town of Wellesley Hills, and Commonwealth of Massachusetts on this 1st day of May, 2006.
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(Registrant)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Depositor)

By: /s/ ROBERT C. SALIPANTE*
Robert C. Salipante
Director & President
*By:	/s/ SANDRA M. DADALT
Sandra M. DaDalt
Assistant Vice President & Senior Counsel

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities with the Depositor, Sun Life Assurance Company of Canada (U.S.), and on the dates indicated.
SIGNATURE	TITLE	DATE

/s/ Robert C. Salipante*	Director & President	May 1, 2006
Robert C. Salipante	(Principal Executive Officer)

/s/ Gary Corsi*	Director & Vice President & Chief Financial Officer &	May 1, 2006
Gary Corsi	Treasurer
(Principal Financial & Accounting Officer)

*By: /s/ Sandra M. DaDalt	Attorney-in-Fact for:	May 1, 2006
Sandra M. DaDalt	Donald A. Stewart, Director
C. James Prieur, Director & Chairman
Thomas A. Bogart, Director
Paul W. Derksen, Director
Scott M. Davis, Director & Vice President & General Counsel
Mary M. Fay, Director & Vice President & General Manager, Annuities

*Sandra M. DaDalt has signed this document on the indicated date on behalf of the above Directors and Officers for the Depositor pursuant to powers or attorney duly executed by such persons and a resolution of the Board of Directors authorizing use of powers of attorney for Officer signatures. Resolution of the Board of Directors is incorporated herein by reference to the Registration Statement of Keyport Variable Account A on Form N-4, File No. 333-112506, filed on or about February 5, 2004. Powers of attorney are enclosed herein.

EXHIBIT INDEX

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J1	Powers of Attorney

K	Legal Opinion

N	Consent of Independent Registered Public Accounting Firm

Representation of Counsel Pursuant to Rule 485(b)

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